   As filed with the Securities and Exchange Commission on April 15, 2008


                                                      Registration No. 333-79309
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 15                  ( X )



                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 47                         ( X )



                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                         Charles F. Furtado, Jr., Esq.
               New York Life Insurance and Annuity Corporation
                               51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)


                                    Copy to:


        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and Chief Insurance Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2008 pursuant to paragraph (b) of Rule 485.


    60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ___________ pursuant to paragraph (a)(i) of 485.
If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                       NYLIAC VARIABLE UNIVERSAL LIFE 2000


                             PROSPECTUS--MAY 1, 2008


     A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I

           Please use one of the following addresses for service requests:


REGULAR        NYLIAC                         EXPRESS        NYLIAC
MAIL                                          MAIL
               Variable Products Service                     Variable Products Service
               Center                                        Center
               Madison Square Station                        51 Madison Avenue
               P.O. Box 922                                  Room 251
               New York, NY 10159                            New York, NY 10010




                  or call our toll-free number: 1-800-598-2019

                      You must send subsequent premium payments to us at:

REGULAR        NYLIAC                         EXPRESS        NYLIAC, Suite 3021
MAIL                                          MAIL
               75 Remittance Drive, Suite                    c/o The Northern Trust
               3021                                          Bank
               Chicago, IL 60675-3021                        350 North Orleans Street
                                                             Receipt & Dispatch, 8th
                                                             Floor
                                                             Chicago, IL 60654




     This prospectus describes individual flexible premium variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). Series 1 policies were offered for sale prior to May 10, 2002 and are no longer being offered. Series 2 policies were offered for sale commencing in states where approved on May 10, 2002. Applications are currently being accepted only for Series 2 policies. Unless otherwise indicated, all information in this prospectus applies to both Series of policies.


     If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

                                TABLE OF CONTENTS



                                          PAGE
                                          ----

Summary of Benefits and Risks..........      4
  Benefits.............................      4
  Risks................................      6
Table of Fees and Expenses.............      9
  Transaction Fees.....................      9
  Periodic Charges Other Than Funds'
     Operating Expenses................     10
  Funds' Annual Operating Expenses.....     11
  Fund Annual Expenses.................     11
Definitions............................     15
Management and Organization............     16
  Insurer..............................     16
  Your Policy..........................     16
  About the Separate Account...........     17
  Our Rights...........................     17
     The Fixed Account and DCA Plus
       Account.........................     18
     How to Reach Us for Policy
       Services........................     18
       Virtual Service Center and
          Interactive Voice Response
          System.......................    18
       VSC.............................     19
       IVR.............................     19
  Funds and Eligible Portfolios........     20
  Investment Return....................     24
  Voting...............................     24
Charges Associated with the Policy.....     24
  Deductions from Premiums.............     24
     Sales Expense Charge..............     25
     State Premium Tax Charge..........     26
     Federal Tax Charge................     26
  Deductions from Cash Surrender
     Value.............................     26
     Monthly Contract Charge...........     26
     Charge for Cost of Insurance
       Protection......................     26
     Separate Account Administrative
       Charge..........................     27
     Rider Charges.....................     27
     Expense Allocation................     27
  Separate Account Charges.............     27
     Mortality and Expense Risk Charge
       (Series 1 only).................     27
     Mortality and Expense Risk Charge
       (Series 2 only).................     28
     Charges for Federal Income Taxes..     28
     Fund Charges......................     28
  Transaction Charges..................     28
     Surrender Charges.................     28
     First-Year Lapse/Reinstatement
       Charge..........................     29
     Partial Withdrawal................     29
     Transfer Charge...................     29
     Exercise of Living Benefits
       Rider...........................     29
  Loan Charges.........................     29
Description of the Policy..............     30
  The Parties..........................     30
     Policyowner.......................     30
     Primary Insured...................     30
     Beneficiary.......................     30
  The Policy...........................     30
     How the Policy is Available.......     31
     Policy Premiums...................     31
  Cash Value...........................     31
  Investment Divisions, the Fixed
     Account, and the DCA Plus
     Account...........................     32
     Amount in the Separate Account....     32
     Amount in the Fixed Account and/or
       DCA Plus Account................     32
     Transfers Among Investment
       Divisions, Fixed Account, and
       DCA Plus Account................     32
     Limits on Transfers...............     33
     Additional Benefits through
       Riders..........................     35
     Options Available at No Additional
       Charge..........................     36
       Dollar Cost Averaging...........     36
       Dollar Cost Averaging Plus ("DCA
          Plus").......................     37
       Automatic Asset Reallocation....     37
       Interest Sweep..................     37
       Upromise Account Rider..........     37
     Maturity Date.....................     37
     Tax-Free "Section 1035" Insurance
       Policy Exchanges................     37
     24 Month Exchange Privilege.......     38
Premiums...............................     38
     Planned Premium...................     38
     Unplanned Premium.................     39
     Risk of Minimally Funded
       Policies........................     39
     Timing and Valuation..............     39
     Free Look.........................     39
     Premium Payments..................     40
     Check-O-Matic.....................     40
     Premium Payments Returned for
       Insufficient Funds..............     41
Policy Payment Information.............     41
     When Life Insurance Coverage
       Begins..........................     41
     Changing the Face Amount of Your
       Policy..........................     41
     Policy Proceeds...................     42
     Payees............................     42
     When We Pay Policy Proceeds.......     42
     Death Claims......................     43
     Electing or Changing a Payment
       Option..........................     44
     Life Insurance Benefit Options....     45
     Changing Your Life Insurance
       Benefit Option..................     47
  Additional Policy Provisions.........     48
     Limits on Our Rights to Challenge
       Your Policy.....................     48
     Suicide...........................     48
     Misstatement of Age or Gender.....     48
     Assignment........................     48
Partial Withdrawals and Surrenders.....     48
  Partial Withdrawals..................     48
     Amount Available to Withdraw......     49

                                          PAGE
                                          ----
     Requesting a Partial Withdrawal...     49
     The Effect of a Partial Withdrawal
       (Series 1 only).................     49
     The Effect of a Partial Withdrawal
       (Series 2 only).................     50
  Surrenders...........................     50
     Cash Surrender Value..............     50
     Requesting a Surrender............     51
     When the Surrender is Effective...     51
     Surrender Charges.................     51
Loans..................................     51
     Your Policy as Collateral for a
       Loan............................     51
     Loan Interest.....................     52
     Interest on the Cash Value Held as
       Collateral......................     52
     When Loan Interest is Due.........     52
     Loan Repayment....................     52
     Excess Loan Condition.............     52
     The Effect of a Policy Loan.......     53
Termination and Reinstatement..........     53
     Late Period.......................     53
     No-Lapse Guarantee................     53
     Reinstatement Option..............     54
Distribution and Compensation
  Arrangements.........................     55
Federal Income Tax Considerations......     55
     Our Intent........................     55
     Tax Status of NYLIAC and the
       Separate Account................     56
     Charges for Taxes.................     56
     Diversification Standards and
       Control Issues..................     56
     Life Insurance Status of Policy...     57
     IRC Section 101(j) -- Impact on
       Employer-Owned Policies.........     57
     Modified Endowment Contract
       Status..........................     58
     Status of the Policy After the
       Insured Is Age 100..............     59
     Policy Surrenders and Partial
       Withdrawals.....................     59
     Policy Loans and Interest
       Deductions......................     59
     Corporate Owners..................     60
     Exchanges or Assignments of
       Policies........................     60
     Reasonableness Requirement for
       Charges.........................     60
     Living Benefits Rider (Also Known
       as Accelerated Benefits Rider)..     60
     Other Tax Issues..................     61
     Qualified Plans...................     61
     Withholding.......................     61
Legal Proceedings......................     61
Records and Reports....................     61
Financial Statements...................     62
Appendix A -- Illustrations............    A-1
Appendix B -- State Variations.........    B-1
  Series 1.............................    B-1
  Series 2.............................    B-5
Obtaining Additional Information.......     63




     The NYLIAC Variable Universal Life 2000 Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Variable Universal Life 2000 ("VUL 2000"). Many benefits of VUL 2000 have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     VUL 2000 offers you the protection of permanent life insurance, which can, over time, become a valuable asset.

     VUL 2000 provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

     - the amount in and performance of each Investment Division of the Separate Account;

     - the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

     - the charges we deduct.

     With VUL 2000, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

FLEXIBLE PREMIUMS

     VUL 2000 premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, premium payments can vary depending on your individual policy (age, gender, coverage amount, underwriting classification). As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

THREE-YEAR NO-LAPSE GUARANTEE

     VUL 2000 offers a no-lapse guarantee*. This benefit ensures that your policy will remain in effect during the first three Policy Years (the "guarantee period") regardless of your account performance, provided that your policy premium payments satisfy the minimum premium test. (See "No-Lapse Guarantee" for information on premiums required to pass the test.) In the thirty-seventh month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a notice of payment due. If that notice is not paid, the policy will lapse. The guarantee period will end before the third policy anniversary (1) if your premium payments do not pass the minimum premium test, (2) if you change the Face Amount of the policy or the Life Insurance Benefit option resulting in a change in Face Amount, (3) if you add or delete any riders to the policy, (4) if you increase or decrease rider coverage amounts, or (5) if there is a change in underwriting class of the insured.

LIQUIDITY THROUGH LOANS

     VUL 2000 allows you to access your policy's Cash Surrender Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow up to 90% of your policy's Cash Surrender Value.


----------
* Not available in New Jersey (Series 1 and 2) and Texas (Series 2).

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum Face Amount. Certain charges will apply. Partial withdrawals can result in a taxable event. Also note that certain partial withdrawal requests must be made in writing and sent to NYLIAC's Variable Products Source Center ("VPSC") at one of the addresses noted on the first page of this prospectus. (See "Partial Withdrawals and Survivors--Partial Withdrawals.")

INVESTMENT OPTIONS


     This policy offers you a choice of 35 Investment Divisions (34 of which are available to all policy owners), the Fixed Account, and the DCA Plus Account. As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy. You can choose a maximum of 21 investment options for net premium payments from among the 39 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among the investment options tax free and within the limits described in this prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy.


CHANGE THE AMOUNT OF COVERAGE


     With VUL 2000, you may request an increase or decrease the policy's Face Amount. In order to request a decrease of the policy's Face Amount, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus. (See "Changing the Face Amount of Your Policy.") You may request an increase of the policy's face amount by contacting your registered representative or by submitting a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven-year testing period for modified endowment contract status. (See "Modified Endowment Contract Status.") We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be more advantageous to purchase additional insurance through our term insurance rider rather than increasing your Face Amount under your policy. Decreases in coverage can incur surrender charges.


THREE LIFE INSURANCE BENEFIT OPTIONS

     VUL 2000 offers different Life Insurance Benefit options. Series 1 policies offer two options; Series 2 policies offer three.

       -- Option 1--a level benefit equal to your policy's Face Amount.

       -- Option 2--a benefit that varies and equals the sum of your policy's
          Face Amount and Cash Value.

       -- Option 3 (Series 2 only)--a benefit that equals the sum of your policy's Face Amount and the Adjusted Total Premiums.


     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy"--"IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

AUTOMATED INVESTMENT FEATURES


     The following administrative features are available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs: Automatic Asset Reallocation, Dollar Cost Averaging, DCA Plus, Expense Allocations and Interest Sweep.



DCA PLUS


     You may elect the Dollar Cost Averaging Plus ("DCA Plus") feature, which allows you to set up dollar cost averaging using the DCA Plus Account when a premium payment is made.

OPTIONAL RIDERS

     VUL 2000 offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

POLICYOWNER SUPPORT

     As a policyowner, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support, and your registered representative if you have questions about your VUL 2000 policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

A HIGHLY-RATED COMPANY


     NYLIAC is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account and the DCA Plus Account, and not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.


                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective and risk tolerance.

RISK OF LAPSE (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value and no benefits are paid upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     A VUL 2000 policy with a Cash Surrender Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the No-Lapse Guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES


     We have the right to increase current charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)


RISK OF LAPSE FROM POLICY LOANS


     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. (See "Federal Income Tax Considerations--Modified Endowment Contract Status.")


     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you.

TAX RISKS


     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the Internal Revenue Service ("IRS") may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the policyowner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts and (6) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.


CHARGES FOR POLICY SURRENDER/DECREASE IN COVERAGE

     During the first fifteen years of the policy, or within fifteen years after you increase the Face Amount, surrender charges apply to deter policy surrender. VUL 2000 is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY


     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Description of the Policy--Investment Divisions, the Fixed Account and the DCA Plus Account--Limits on Transfers" for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:


     - portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

     - increased administrative and Fund brokerage expenses

     - dilution of the interests of long-term investors


     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Description of the Policy--Investment Divisions, the Fixed Account and the DCA Plus Account--Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you purchase the policy, surrender the policy, or transfer cash value between investment options.

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                        TRANSACTION FEES
------------------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                         AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------
Sales Expense Charge       when premium       current: 2.75% of all premium payments up to the
  Imposed on Premium        payment is        Surrender Charge Premium(1); 1.25% of all premium
  Payments                 applied up to      payments over the Surrender Charge Premium
                              age 100         guaranteed maximum: 4.75% of all premium payments
------------------------------------------------------------------------------------------------
Tax Charges:               when premium       All taxes may vary over time
                            payment is        guaranteed maximum: subject to tax law changes
  State Premium Tax        applied up to      current: 2% of all premium payments
  Charge                      age 100
  Federal Tax Charge                          current: 1.25% of all premium payments
    - Non-Qualified
  Policy
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
    - Qualified                               None
     Policy
------------------------------------------------------------------------------------------------
Deferred Sales
  Charge:
     - Surrender        surrender or lapse    The lesser of: (1) 50% of total premium payments
       Charge          in first 15 years or   under the policy or (2) a percentage of the
       (Series 1)(3)        Face Amount       Surrender Charge Premium applicable to the Policy
                          decrease within     Year(2)
                         15 years after a
                            Face Amount
                             increase
                                              guaranteed maximum: $51.63 per $1000 of Face
                                              Amount
                                              guaranteed minimum: $8.80 per $1000 of Face Amount
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
     - Surrender                              The lesser of: (1) 50% of total premium payments
       Charge                                 paid under the policy less the cumulative monthly
       (Series 2)(3)                          contract charge incurred for the first 3 Policy
                                              Years or (2) a percentage of the Surrender Charge
                                              Premium applicable to the Policy Year(2)
                                              guaranteed maximum: $51.63 per $1000 of Face
                                              Amount
                                              guaranteed minimum: $8.80 per $1000 of Face Amount
------------------------------------------------------------------------------------------------
Representative                                $15.71 per $1000 of Face Amount
  Insured Charge for
  Male, age 36,
  preferred rating,
  $250,000 Face
  Amount
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Other Surrender
  Charges:
     - Policy           surrender or lapse    guaranteed maximum: $220(4)
       Surrender           in first year
       Charge During
       First Policy
       Year(3)
------------------------------------------------------------------------------------------------
     - Surrender        surrender in first    See "Maximum Deferred Sales Charge," above. The
       Charge After      15 years after a     calculation for the additional Face Amount begins
       Face Amount          Face Amount       on the effective date of the increase.
       Increase(3)           increase
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
     - Partial          partial withdrawal    current/guaranteed: Lesser of $25 or 2% of amount
       Withdrawal                             of withdrawal
       Charge
                                              In addition, if Face Amount is impacted, see
                                              "Maximum Deferred Sales Charge," above.
------------------------------------------------------------------------------------------------
Transfer Charge              transfer         current: No charge
                                              guaranteed maximum: first 12 transfers per Policy
                                              Year-no charge; each transfer over 12 in a Policy
                                              Year: $30 per transfer may be imposed
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Living Benefits          when you exercise    $150 (one-time)
  Rider                     the benefit
------------------------------------------------------------------------------------------------




(1) For purposes of calculating the Sales Expense Charge, the Surrender Charge Premium on the Policy Data Page is set at the time your policy is issued and can change if you change the Face Amount of your policy.


(2) For Series 1--The percentage of the Surrender Charge Premium applicable by Policy Year will be: 100% in Policy Years 1-3; 93% in Policy Year 4; 86% in Policy Year 5; 79% in Policy Year 6; 72% in Policy Year 7; 65% in Policy Year 8; 58% in Policy Year 9; 51% in Policy Year 10; 44% in Policy Year 11; 37% in Policy Year 12; 30% in Policy Year 13; 23% in Policy Year 14; 15% in Policy Year 15; and 0% in Policy Years 16 and above.
    For Series 2--The percentage of the Surrender Charge Premium applicable by Policy Year will be: 100% in Policy Years 1-3, 93% in Policy Year 4, 86% in Policy Year 5, 79% in Policy Year 6, 72% in Policy Year 7, 65% in Policy Year 8, 58% in Policy Year 9, 51% in Policy Year 10, 44% in Policy Year 11, 37% in Policy Year 12, 29% in Policy Year 13, 9% in Policy Year 14, 9% in Policy Year 15, and 0% in Policy Years 16 and above.
    Since the percentage of the Surrender Charge Premium applicable for both Series 1 and 2 is lower in later Policy Years, the maximum surrender charge is reduced over time.
    The Surrender Charge Premium on the Policy Data Page varies by gender, issue age and classification of the insured as a smoker or non-smoker. For a Face Amount Decrease, the Surrender Charge is the difference between (1) and (2) where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge on the new decreased Face Amount.


(3) We will not deduct a surrender charge if:

  - we cancel the policy;
  - we pay proceeds upon the death of the insured;
  - we pay a required Internal Revenue Service minimum distribution; or
  - the policy is out of the surrender charge period.

(4) The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 - monthly contract charge for subsequent Policy Years] x [Monthly Deduction Days between surrender date and first anniversary of the Policy Date]

         The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Funds' fees and expenses.


--------------------------------------------------------------------------------------------
                    PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES
--------------------------------------------------------------------------------------------
                        WHEN CHARGE
CHARGE                  IS DEDUCTED                       AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------
Cost of
  Insurance:(1)
     - Guaranteed         monthly      $83.33 per $1000 of Net Amount at Risk(2)
       Maximum           to age 100
       Charge
--------------------------------------------------------------------------------------------
     - Guaranteed                      $0.06 per $1000 of Net Amount at Risk
       Minimum
       Charge
--------------------------------------------------------------------------------------------
     - Guaranteed                      $0.15 per $1000 of Net Amount at Risk
       Charge for a
       Male, Age 36,
       preferred
       rating,
       $250,000 Face
       Amount in the
       first Policy
       Year
--------------------------------------------------------------------------------------------
Monthly Contract
  Fees:
     Policy Year 1        monthly      current: $30
                                       guaranteed maximum: $31
     Policy Year 2+                    current: $10
                                       guaranteed maximum: $11
--------------------------------------------------------------------------------------------
Mortality & Expense        daily       current: 0.50% (annualized) of each Investment
  Risk Charges                         Division's average daily net asset value
  (Series 1)
                                       guaranteed maximum: 0.80% (annualized) of each
                                       Investment Division's average daily net asset value
--------------------------------------------------------------------------------------------
Mortality & Expense       monthly      current: 0.50% (annualized) of the Cash Value in the
  Risk Charges                         Separate Account
  (Series 2)                           guaranteed maximum: 0.80% (annualized) of the Cash
                                       Value in the Separate Account
--------------------------------------------------------------------------------------------
Separate Account          monthly      current: declining scale based on Cash Value
  Administrative         to age 100    allocated to the Separate Account:
  Charges
                                       CASH VALUE:                    ADMINISTRATIVE CHARGE:
                                       Less than $10,000                               0.20%
                                       At least $10,000 but less than $20,000          0.15%
                                       At least $20,000 but less than $30,000          0.10%
                                       At least $30,000 but less than $50,000          0.05%
                                       $50,000 or more                                    0%

                                       guaranteed maximum: 0.20% (annualized) of the Cash
                                       Value in the Separate Account
--------------------------------------------------------------------------------------------
Riders:
     - Accidental       all monthly    guaranteed maximum: $0.15 per $1000 of Face Amount
       Death Benefit    until rider    minimum: $0.05 per $1000 of Face Amount
       Rider(1)           expires      representative insured: $0.06 per $1000 of Face
                                       Amount(6)
--------------------------------------------------------------------------------------------
     - Children's                      $0.45 per $1000 of Face Amount
       Insurance
       Rider
--------------------------------------------------------------------------------------------
     - Guaranteed                      guaranteed maximum: $0.46 per $1000 of Guaranteed
     Insurability                      Insurability Option amount
     Rider(1)                          minimum: $0.04 per $1000 of Guaranteed Insurability
                                       Option amount
                                       representative insured: $0.16 per $1000 of Guaranteed
                                       Insurability Option amount in the first Policy
                                       Year(6)
--------------------------------------------------------------------------------------------
     - Guaranteed                      $0.01 per $1000 Face Amount coverages of policy and
       Minimum                         riders(4)
       Death(3)
       Benefit Rider
--------------------------------------------------------------------------------------------
     - Life                            Percent of the cost of insurance charge for the base
       Extension                       policy
       Benefit                         minimum: 1% of the Cost of Insurance
       Rider(1)                        guaranteed maximum: 74% of the Cost of Insurance
       (Series 2                       representative insured: 46% of monthly deductions of
       only)                           the Cost of Insurance(6)

--------------------------------------------------------------------------------------------
     - Monthly                         guaranteed maximum: 77% of monthly charges
       Deduction                       minimum: 8% of monthly charges
       Waiver                          representative insured: 11% of monthly charges(6)
       Rider(1)

--------------------------------------------------------------------------------------------
     - Spouse's                        No charge
       Paid-Up
       Insurance
       Purchase
       Option
--------------------------------------------------------------------------------------------
     - Term                            guaranteed maximum: $83.33 per $1000 of term
       Insurance on                    insurance
       Other Covered                   minimum: $0.037 per $1000 of term insurance
       Insured                         representative insured: $0.075 per $1000 of term
       Rider(1)                        insurance(6)

--------------------------------------------------------------------------------------------
     - Insurance                       variable(5)
       Exchange
       Rider
--------------------------------------------------------------------------------------------
Loan Interest          monthly while   current: 6% annually
                          loan is      guaranteed maximum: 8% annually
                        outstanding
--------------------------------------------------------------------------------------------




(1) This cost varies based on characteristics of the Insured, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
(2) "Net Amount at Risk" is equal to the difference between the Life Insurance Benefit and the policy's Cash Value. See "Life Insurance Benefit Options" for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
(3) This rider is not available under Death Benefit Option 3.
(4) Required premium commitment varies based on rider coverage period, age, gender, underwriting risk class, and coverage amount. The longer the coverage period selected, the greater the required premium.
(5) A one-time payment may be required upon exercise, depending upon the Cash Surrender Value of the existing and new policies at the time of the exchange.
(6) A representative insured (male, aged 36, preferred rating, $250,000 Face Amount) would pay the charges shown if he were to choose these riders. To obtain more information about particular rider charges as they apply to your policy, please contact your registered representative.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2007. Expenses of the Fund may be higher or lower in the future. More information concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.


  Funds' Annual Operating Expenses (expenses that are deducted from Fund assets)*


                                                            MINIMUM    MAXIMUM
                                                            -------    -------
Total Annual Fund Companies' Operating Expenses**........    0.33%      1.58%




--------

* Expressed as a percentage of average net assets for the fiscal year ended December 31, 2007. This information is provided by the Funds and their agents, and is based on 2007. We have not verified the accuracy of this information.

** Expenses that are deducted from Fund assets, including management fees, distribution fees, and other expenses.


                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)


---------------------------------------------------------------------------------------------------------------------------
                                                                                         ESTIMATED
                                    ADVISORY   ADMINISTRATION   12B-1     OTHER    UNDERLYING PORTFOLIO   TOTAL FUND ANNUAL
               FUND                    FEE           FEE         FEES   EXPENSES     FEES AND EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------------------------------
MainStay VP Conservative
  Allocation -- Initial Class         0.00%         0.00%       0.00%     0.08%(a)         0.60%(b)             0.68%
---------------------------------------------------------------------------------------------------------------------------
MainStay VP Growth
  Allocation -- Initial Class         0.00%         0.00%       0.00%     0.07%(c)         0.72%(b)             0.79%
---------------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Allocation
  -- Initial Class                    0.00%         0.00%       0.00%     0.06%(c)         0.63%(b)             0.69%
---------------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Growth
  Allocation -- Initial Class         0.00%         0.00%       0.00%     0.05%(c)         0.68%(b)             0.73%


---------------------------------------------------------------------------------------------------------------------------





# Shown as a percentage of average net assets for the fiscal year ended December 31, 2007, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2007 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(a) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio/Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the year ended December 31, 2007, NYLIM recouped 0.01% in expenses which are not included in the table above.



(b) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2007. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.



(c) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio/Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. Expenses have been restated to reflect current fees.

------------------------------------------------------------------------------------------------------------------------
                                                                                                              TOTAL FUND
                                     ADVISORY         ADMINISTRATION                            OTHER           ANNUAL
               FUND                    FEES                FEES             12B-1 FEES        EXPENSES        EXPENSE(A)
------------------------------------------------------------------------------------------------------------------------
MainStay VP Balanced -- Initial
Class                                  0.75%(b)            0.00%               0.00%            0.07%(c)         0.82%(d)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MainStay VP Bond -- Initial Class      0.49%(e)(f)         0.00%               0.00%            0.05%(f)         0.54%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MainStay VP Capital
Appreciation -- Initial Class          0.61%(g)(f)         0.00%               0.00%            0.04%(f)         0.65%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Cash Management            0.44%(h)(f)         0.00%               0.00%            0.05%(f)         0.49%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Common
Stock -- Initial Class                 0.54%(i)(f)         0.00%               0.00%            0.05%(c)(f)      0.59%(d)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Convertible -- Initial
Class                                  0.60%(j)(f)         0.00%               0.00%            0.06%(c)(f)      0.66%(d)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Floating
Rate -- Initial Class                  0.60%(k)            0.00%               0.00%            0.07%            0.67%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Government -- Initial
Class                                  0.50%(l)(f)         0.00%               0.00%            0.06%(f)         0.56%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP High Yield Corporate
Bond -- Initial Class                  0.56%(m)(f)         0.00%               0.00%            0.05%(c)(f)      0.61%(d)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP ICAP Select
Equity -- Initial Class                0.78%(n)(f)         0.00%               0.00%            0.06%(f)         0.84%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP International
Equity -- Initial Class                0.88%(o)(f)         0.00%               0.00%            0.09%(c)(f)      0.97%(d)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Large Cap
Growth -- Initial Class                0.75%(p)(f)         0.00%               0.00%            0.05%(f)         0.80%(q)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap
Core -- Initial Class                  0.85%(r)            0.00%               0.00%            0.06%(c)         0.91%(d)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap
Growth -- Initial Class                0.75%(s)            0.00%               0.00%            0.05%(c)         0.80%(d)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap
Value -- Initial Class                 0.70%(t)            0.00%               0.00%            0.06%(c)         0.76%(d)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP S&P 500
Index -- Initial Class                 0.29%(u)(f)         0.00%               0.00%            0.04%(f)         0.33%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Small Cap
Growth -- Initial Class                0.90%(v)            0.00%               0.00%            0.06%            0.96%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Total
Return -- Initial Class                0.57%(w)(f)         0.00%               0.00%            0.06%(c)(f)      0.63%(d)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MainStay VP Value -- Initial
Class*                                 0.36%(k)            0.20%               0.00%            0.05%(c)         0.61%(d)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth
Fund -- Series I Shares**              0.71%(k)            0.00%               0.00%            0.37%(x)         1.08%(y)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Alger American SmallCap
Growth -- Class O Shares (formerly
Alger American Small
Capitalization)***                     0.81%               0.00%               0.00%            0.15%            0.96%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid
Cap Value Portfolio -- Class A
Shares**                               0.75%(k)            0.00%               0.00%            0.08%            0.83%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
CVS Calvert Social Balanced
Portfolio                             0.425%(z)           0.275%               0.00%            0.20%            0.90%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology
Growth -- Initial Class                0.75%(aa)           0.00%               0.00%            0.10%(bb)        0.85%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DWS Dreman Small Mid Cap Value
VIP -- Class A Shares**                0.74%(z)            0.00%               0.00%            0.04%(cc)        0.78%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP
Contrafund(R) -- Initial Class         0.56%(k)            0.00%               0.00%            0.09%            0.65%(dd)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity
Income -- Initial Class                0.46%(k)            0.00%               0.00%            0.09%            0.55%(dd)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series
Balanced -- Institutional Shares       0.55%(ee)           0.00%               0.00%            0.02%            0.57%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide
Growth -- Institutional Shares(ff)     0.65%(ee)           0.00%               0.00%            0.02%            0.67%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MFS Utilities Series -- Initial
Class**                                0.75%(k)            0.00%               0.00%            0.10%            0.85%(gg)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                              TOTAL FUND
                                     ADVISORY         ADMINISTRATION                            OTHER           ANNUAL
               FUND                    FEES                FEES             12B-1 FEES        EXPENSES        EXPENSE(A)
------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio -- Initial Class
1.25%                                  0.00%               0.00%               0.06%            1.31%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Royce Small-Cap
Portfolio -- Initial Class             1.00%               0.00%               0.00%            0.08%            1.08%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income
Portfolio -- I                         0.85%(hh)           0.00%               0.00%            0.00%            0.85%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets          1.00%               0.00%               0.00%            0.01%            1.01%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets
Equity -- Class I(ii)                  1.21%(k)            0.00%               0.00%            0.37%            1.58%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate
Fund -- Class I(ii)**                  0.74%(k)            0.00%               0.00%            0.30%(jj)        1.04%(kk)
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------





 * The MainStay VP Value portfolio will merge with and into the MainStay VP ICAP Select Equity Portfolio on May 16, 2008.



** Premiums or transfers will be accepted into this Investment Division as of May 9, 2008.



*** No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.



(a) Shown as a percentage of average net assets for the fiscal year ended December 31, 2007, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2007 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(b) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $1 billion; and 0.70% on assets over $1 billion.



(c) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(d) The Total Fund Annual Expenses may differ from the amounts shown in the Financial Highlights section of the Fund's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.



(e) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(f)     Expenses have been restated to reflect current fees.



(g) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.



(h) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.



(i) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.



(j) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.



(k)     The fees designated as "Advisory Fees" reflect "Management Fees."



(l) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



(m) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.



(n) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million up to $1 billion; and 0.74% on assets over $1 billion. Effective May 1, 2008, NYLIM has agreed contractually to waive a portion of its management fee so that the management fee is 0.75% on assets up to $250 million; 0.70% on assets from $250 million up to $1 billion and 0.69% on assets over $1 billion. This waiver will be in effect through May 1, 2009, and may be modified only with Board approval. With this waiver, the Total Fund Annual Expenses were 0.79% for Initial Class. There is no guarantee that this contractual waiver will continue beyond that date.



(o) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.



(p) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.

(q) NYLIM voluntarily has committed to the Board to share equally with the Portfolio any reduction in the subadvisory fee to the extent that the net management fee to NYLIM exceeds 0.10%. This has resulted in a benefit of 0.02%. With this waiver, the Total Fund Annual Expenses were 0.78% for Initial Class. There is no guarantee this waiver will continue.



(r) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.



(s) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; and 0.70% on assets over $500 million.



(t) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.70% on assets up to $500 million; and 0.65% on assets over $500 million.



(u) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, NYLIM has voluntarily agreed to waive a portion of its management fee so that the Management Fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Total Fund Annual Expenses were 0.28% for Initial Class.



(v) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.90% on assets up to $1 billion; and 0.85% on assets over $1 billion.



(w) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.



(x) Includes Acquired Fund Fees and Expenses of $0.01. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Fund Annual Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.



(y) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Fund Annual Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items;
        (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through at least April 30, 2009.



(z) The fees designated as "Advisory Fees" and "Administration Fees" reflect "Management Fees".



(aa) The Advisory Fees reflect the amount paid to The Dreyfus Corporation for providing management services.



(bb) Other expenses include expenses of 0.01% for acquired fund fees and expenses.



(cc) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different.



(dd) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Fidelity VIP Contrafund and 0.54% for Fidelity VIP Equity-Income. These offsets may be discontinued at any time.



(ee) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year.



(ff) Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for the Worldwide Growth Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information ("SAI").



(gg) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Fund Annual Expenses" would be lower.



(hh) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses".



(ii) Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.



(jj)    Includes 0.02% "Other Operating or Invest Expenses".



(kk) For the fiscal year ended December 31, 2007, after giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the Total Fund Annual Expenses incurred by investors, including certain investment related expenses, was 1.04% for UIF U.S. Real Estate -- Class I. The Total Fund Annual Expenses excluding certain investment related expense was 1.02% for UIF U.S. Real Estate -- Class I.

                                   DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial withdrawals. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit option 3.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 pm Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE: The Cash Value, less any surrender charges that may apply, and less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See "Surrenders" for more information.

CASH VALUE: The total value of your policy's accumulation units in the Separate Account, plus any amount in the Fixed Account and DCA Plus Account.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") ACCOUNT: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The base face amount, plus the face amount of any term insurance on other covered insured riders in effect, plus or minus any changes made to the face amount of any riders. The base face amount is the initial face amount shown on your Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.


GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

IVR:  Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.

MONTHLY DEDUCTION DAY: The date on which we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Value, and the date that we deduct the Mortality and Expense Risk charge (for Series 2 only) and the Separate Account administrative charge, if any (for Series 1 and Series 2), from the Cash Value allocated to the Separate Account. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).


NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


NON-QUALIFIED POLICY: A policy issued to a person, or an entity other than an employee benefit plan that qualifies for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

SERIES 1:  A policy that NYLIAC offered for sale prior to May 10, 2002.

SERIES 2: A policy NYLIAC began accepting applications and premium payments for beginning May 10, 2002.

SURRENDER CHARGE PREMIUM: The amount we use to calculate the sales expense and surrender charges, as set forth on the Policy Data Page.

VPSC:  Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See, "How to Reach Us for Policy Services" for additional details.

                           MANAGEMENT AND ORGANIZATION

                                     INSURER

           New York Life Insurance and Annuity Corporation ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

                                   YOUR POLICY

     VUL 2000 is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The Policy has two series (Series 1 and 2), which offer life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes in the Face Amount of the Policy, loans, withdrawals and Face Amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 investment options, including the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The DCA Plus Account is only available for new sales of Series 2.

     The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

STATE VARIATIONS Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations, because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also, see Appendix B for a summary of state variations.

                           ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account--I (the "Separate Account") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC's Fixed Account or DCA Plus Account, or any other separate account of NYLIAC.


     The Separate Account currently consists of 35 Investment Divisions available under a policy (34 of which are available to all policyowners). As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy. After the end of the Free Look period, premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.


                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically, we reserve the right to:

       -- add or remove any Investment Division;

       -- create new separate accounts;

       -- combine the Separate Account with one or more other separate accounts;

       -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

       -- deregister the Separate Account under the 1940 Act;

       -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

       -- transfer the assets of the Separate Account to one or more other separate accounts;

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

       -- change the name of the Separate Account.

THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

     The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account and DCA Plus Account are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

     You can reach us in several ways. Please send service requests to us at one of the addresses listed on the first page of this prospectus.

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR").

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.


     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through our Virtual Service Center once they have passed all security protocols that identify the policyowner.


       -- VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM


     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers allocation changes and loans. We may remove VSC and IVR privileges for certain policyowners (see "Description of The
Policy--Investment Divisions, the Fixed Account and the DCA Plus Account--Limits on Transfers").



     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number ("PIN"). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number because our self-service options will be available to anyone who provides your Social Security number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.


     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.


     Service requests are binding on all policyowners if a policy is jointly owned. Transfers, allocation changes, and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.



     We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.


       -- VSC

     The VSC is available Monday through Friday, from 7 a.m. until 4 a.m. and Saturdays from 7 a.m. to 10 p.m. (Eastern Time).

     The VSC enables you to:

     - e-mail your registered representative or VPSC;


     - view and download policy statements;


     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - change your address;

     - obtain service forms; and


     - reset your password.


       -- IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - request a loan on your policy; and

     - speak with one of our Customer Service Representatives on any Business Day, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

     By sending a completed Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus, you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

     NYLIAC does not permit current and former Registered Representatives to have authorization to request transactions on behalf of their clients. Authorization to these Registered Representatives will be limited to accessing policy information only.

                          FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the prospectuses found in the accompanying book of underlying fund prospectuses.

     The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.


     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

           FUND                    INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------

 MainStay VP Series              Adviser: New York Life
 Fund, Inc.:                    Investment Management LLC
                                        ("NYLIM")

  --MainStay VP                     Subadviser: NYLIM          - Seeks high total return.
     Balanced--Initial
     Class

  --MainStay VP                           NYLIM                - Seeks highest income over the
     Bond--Initial Class                                          long term consistent with
                                                                  preservation of principal.

  --MainStay VP Capital      Subadviser: MacKay Shields LLC    - Seeks long-term growth of
     Appreciation--Ini-                ("MacKay")                 capital. Dividend income, if
     tial Class                                                   any, is an incidental
                                                                  consideration.

  --MainStay VP Cash               Subadviser: MacKay          - Seeks as high a level of
     Management                                                   current income as is
                                                                  considered consistent with
                                                                  the preservation of capital
                                                                  and liquidity.

  --MainStay VP Common                    NYLIM                - Seeks long-term growth of
     Stock--Initial Class                                         capital, with income as a
                                                                  secondary consideration.

  --MainStay VP                           NYLIM                - Seeks current income and,
     Conservative                                                secondarily, long-term growth
     Allocation--Initial                                         of capital.
     Class

  --MainStay VP                    Subadviser: MacKay          - Seeks capital appreciation
     Convertible--Initial                                         together with current income.
     Class

  --MainStay VP Floating            Subadviser: NYLIM          - Seeks to provide high current
     Rate--Initial Class                                         income.

  --MainStay VP                    Subadviser: MacKay          - Seeks a high level of current
     Government--Initial                                         income, consistent with
     Class                                                       safety of principal.

  --MainStay VP Growth                    NYLIM                - Seeks long-term growth of
     Allocation--Initial                                         capital.
     Class

  --MainStay VP High               Subadviser: MacKay          - Seeks to maximize current
     Yield Corporate                                             income through investment in
     Bond--Initial Class                                         a diversified portfolio of
                                                                 high yield, high risk debt
                                                                 securities. Capital
                                                                 appreciation is a secondary
                                                                 objective.

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

           FUND                    INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------

MainStay VP Series Fund,
  Inc. (continued):




  --MainStay VP ICAP Select Equity--Initial Class

Subadviser: Institutional    - Seeks superior total return.
  Capital LLC

  --MainStay VP                    Subadviser: MacKay          - Seeks to provide long-term
     International                                                growth of capital
     Equity--Initial                                              commensurate with an
     Class                                                        acceptable level of risk by
                                                                  investing in a portfolio
                                                                  consisting primarily of non-
                                                                  U.S. equity securities.
                                                                  Current income is a secondary
                                                                  objective.

  --MainStay VP Large          Subadviser: Winslow Capital     - Seeks long-term growth of
     Cap Growth--Initial             Management Inc.             capital.
     Class

  --MainStay VP Mid Cap                   NYLIM                - Seeks long-term growth of
     Core--Initial Class                                          capital.

  --MainStay VP Mid Cap            Subadviser: MacKay          - Seeks long-term growth of
     Growth--Initial                                              capital.
     Class

  --MainStay VP Mid Cap            Subadviser: MacKay          - Seeks to realize maximum
     Value--Initial Class                                        long-term total return from a
                                                                 combination of capital
                                                                 appreciation and income.

  --MainStay VP Moderate                  NYLIM                - Seeks long-term growth of
     Allocation--Initial                                          capital and, secondarily,
     Class                                                        current income.

  --MainStay VP Moderate                  NYLIM                - Seeks long-term growth of
     Growth                                                       capital and, secondarily,
     Allocation--Initial                                          current income.
     Class

  --MainStay VP S&P 500                   NYLIM                - Seeks to provide investment
     Index--Initial Class                                         results that correspond to
                                                                  the total return performance
                                                                  (reflecting reinvestment of
                                                                  dividends) of common stocks
                                                                  in the aggregate, as
                                                                  represented by the S&P 500(R)
                                                                  Index.

  --MainStay VP Small              Subadviser: MacKay          - Seeks long-term capital
     Cap Growth--Initial                                          appreciation by investing in
     Class                                                        securities of small-cap
                                                                  companies.

  --MainStay VP Total              Subadviser: MacKay          - Seeks to realize current
     Return--Initial                                              income consistent with
     Class                                                        reasonable opportunity for
                                                                  future growth of capital and
                                                                  income.

  --MainStay VP                    Subadviser: MacKay          - Seeks to realize maximum
     Value--Initial                                              long-term total return from a
     Class*                                                      combination of capital growth
                                                                 and income.
-----------------------------------------------------------------------------------------------


 AIM Variable Insurance
 Funds

  --AIM V.I.                       AIM Advisors, Inc.          - The Fund's investment
     International Growth                                        objective is to provide long-
     Fund--Series I                                              term growth of capital.  The
     Shares**                                                    Fund seeks to meet its
                                                                 objective by investing in a
                                                                 diversified portfolio of
                                                                 international equity
                                                                 securities whose issuers are
                                                                 considered to have strong
                                                                 earnings momentum.
-----------------------------------------------------------------------------------------------


 The Alger American
 Fund:

  --Alger American             Fred Alger Management, Inc.     - Seeks long-term capital
     SmallCap                                                    appreciation   by focusing on
     Growth--Class O                                             small, fast-growing companies
     Shares***                                                   that offer innovative
                                                                 products, services or
                                                                 technologies to a rapidly
                                                                 expanding marketplace.
-----------------------------------------------------------------------------------------------


 AllianceBernstein(R)
 Variable Products
 Series Fund, Inc.

  --Alliance Bernstein           AllianceBernstein L.P.        - Seeks long-term growth of
     VPS Small/Mid Cap                                           capital.
     Value
     Portfolio--Class A
     Shares**
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

           FUND                    INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------

 Calvert Variable Series, Inc.:

  --CVS Calvert Social           Adviser: Calvert Asset        - CVS Social Balanced seeks to
     Balanced Portfolio         Management Company, Inc.         achieve a competitive total
                              Subadvisers (equity portion):      return through an actively
                             New Amsterdam Partners, LLC and     managed Portfolio of stocks,
                             SSgA Funds Management, Inc. (No     bonds and money market
                               subadviser on fixed income        instruments, which offer
                                        portion)                 income and capital growth
                                                                 opportunity and which satisfy
                                                                 the investment and social
                                                                 criteria.

-----------------------------------------------------------------------------------------------

 Dreyfus Investment
 Portfolios:

  --Dreyfus IP                   The Dreyfus Corporation       - The Portfolio seeks capital
     Technology                                                  appreciation. To pursue this
     Growth--Initial                                             goal, the Portfolio normally
     Shares                                                      invests at least 80% of its
                                                                 assets in the stocks of
                                                                 growth companies of any size
                                                                 that Dreyfus believes to be
                                                                 leading producers or
                                                                 beneficiaries of
                                                                 technological innovation.

-----------------------------------------------------------------------------------------------

 DWS Variable Series II

  --DWS Dreman Small Mid     Deutsche Investment Management    - The Portfolio seeks long-term
     Cap Value VIP--Class            Americas, Inc.              capital appreciation.
     A Shares**                 Subadviser:  Dreman Value
                                    Management L.L.C.

-----------------------------------------------------------------------------------------------

 Fidelity Variable
 Insurance Products
 Fund:

  --Fidelity(R) VIP          Adviser: Fidelity Management &    - Seeks long-term capital
     Contrafund(R)--Ini-        Research Company ("FMR")         appreciation.
     tial Class                Subadvisers: FMR Co., Inc.
                                        ("FMRC"),
                             Fidelity Research and Analysis
                                    Company ("FRAC"),
                             Fidelity Management & Research
                                (U.K.) Inc. ("FMR U.K."),
                                 Fidelity International
                              Investment Advisors ("FIIA"),
                                 Fidelity International
                               Investment Advisors (U.K.)
                                Limited ["FIIA (U.K.)L"],
                               Fidelity Investments Japan
                                     Limited ("FIJ")

  --Fidelity(R) VIP                  Adviser: "FMR"            - Seeks reasonable income. The
     Equity-                        Subadvisers: FMRC            Fund will also consider the
     Income--Initial                      FRAC                   potential for capital
     Class                              FMR U.K.                 appreciation. The Fund's goal
                                          FIIA                   is to achieve a yield which
                                      FIIA (U.K.) L              exceeds the composite yield
                                           FIJ                   on the securities comprising
                                                                 the Standard & Poor's Index
                                                                 (S&P 500(R)).

-----------------------------------------------------------------------------------------------

 Janus Aspen Series:

  --Janus Aspen Series        Janus Capital Management LLC     - Long-term capital growth,
     Balanced--                                                   consistent with the
     Institutional Shares                                         preservation of capital and
                                                                  balanced by current income.

  --Janus Aspen Series                                         - Long-term growth of capital
     Worldwide                                                    in a manner consistent with
     Growth--Institu-                                             the preservation of capital.
     tional Shares

-----------------------------------------------------------------------------------------------

 MFS(R) Variable
 Insurance Trust(SM)

  --MFS(R) Utilities             Massachusetts Financial       - Seeks total return.
     Series--Initial            Services Company ("MFS")
     Class**

-----------------------------------------------------------------------------------------------

 Royce Capital Fund:

  --Royce Micro-Cap              Royce & Associates, LLC       - Seeks long term growth of
     Portfolio--Invest-                                           capital.
     ment Class

  --Royce Small-Cap                                            - Seeks long term growth of
     Portfolio--Invest-                                           capital. Any production of
     ment Class                                                   income is incidental to the
                                                                  Fund's investment goal.

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

           FUND                    INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------

 T. Rowe Price Equity Series, Inc.:

  --T. Rowe Price Equity     T. Rowe Price Associates, Inc.    - Seeks to provide substantial
     Income Portfolio                                            dividend income as well as
                                                                 long-term growth of capital
                                                                 through investments in common
                                                                 stocks of established
                                                                 companies.

-----------------------------------------------------------------------------------------------

 Van Eck Worldwide
 Insurance Trust:

  --Van Eck Worldwide        Van Eck Associates Corporation    - Seeks long term capital
     Hard Assets                                                  appreciation.
-----------------------------------------------------------------------------------------------

 The Universal                       Van Kampen****
 Institutional Funds,
 Inc.

  --Van Kampen UIF                                             - Seeks long-term capital
     Emerging Markets                                             appreciation by investing
     Equity--Class I                                              primarily in growth-oriented
                                                                  equity securities of issuers
                                                                  in emerging market countries.

  --Van Kampen UIF U.S.                                        - Seeks above average current
     Real Estate--Class                                           income and long-term capital
     I**                                                          appreciation by investing
                                                                  primarily in equity
                                                                  securities of companies in
                                                                  the U.S. real estate
                                                                  industry, including real
                                                                  estate investment trusts
                                                                  ("REITs").
-----------------------------------------------------------------------------------------------




* The MainStay VP Value portfolio will merge with and into MainStay VP ICAP Select Equity portfolio on May 16, 2008.



** Premiums or transfers will be accepted into this Investment Division as of May 9, 2008



*** No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.



**** Morgan Stanley Investment Management, Inc., the investment adviser to the
     UIF Portfolios, does business in certain instances using the name "Van Kampen."


     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.


     The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 investment options for net premium payments from among the 35 Investment Divisions (34 of which are available to all policyowners), the Fixed Account, and/or the DCA Plus Account. As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy. You can transfer all or part of the Cash Value of your policy among the investment options tax free and within the limits described in this prospectus.


     The Investment Divisions offered through the VUL 2000 policy and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

                                INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and DCA Plus Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All net premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

                                     VOTING

     We will vote the shares held in the Investment Divisions of the Separate Account of the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.


     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.


     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply when you purchase a VUL 2000 policy. The following is a summary explanation of these charges. (See "Additional Information About Charges" in the SAI for more information.)

                            DEDUCTIONS FROM PREMIUMS


     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state premium tax charge. If your policy is a Non-Qualified Policy we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE


       -- Surrender Charge Premium--We deduct from any premium payment a sales expense charge based on your policy's initial Surrender Charge Premium. Your initial Surrender Charge Premium is set at the time your policy is issued. You can find this initial Surrender Charge Premium on the Policy Data Page of your policy. Your Surrender Charge Premium will be adjusted only if you change the Face Amount of your policy.



       -- Current--We currently deduct an annual sales expense charge of 2.75% of premium payments up to the Surrender Charge Premium in any Policy Year. Once premium payments equal to the Surrender Charge Premium for a given Policy Year have been paid (the "Annual Surrender Charge Premium Threshold"), we deduct a reduced sales expense charge of 1.25% from any additional premiums paid in that same Policy Year.



       -- Guaranteed Maximum--We can change the amount of the sales expense charge at any time, but we guarantee that the charge we deduct will never exceed 4.75% of any premiums paid.



       -- Timing of Premium Payments--Because the amount of sales expense charges deducted is based on the Surrender Charge Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The example below describes how the current sales expense charge may vary for premium payments received during one Policy Year versus another.



          The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.





          - Payments in Excess of the Surrender Charge Premium



          As noted above, in any given Policy Year, once the premiums you paid exceed the Annual Surrender Charge Premium Threshold, we deduct a reduced sales expense charge (1.25% vs. 2.75%) from additional premium payments made in that Policy Year. However, if those same premium payments are made in the following Policy Year, they would once again be subject to the current sales expense charge of 2.75% up to the Surrender Charge Premium for that Policy Year.



          For example, for a Series 1 or 2 policy with an anniversary of January 1 and a Surrender Charge Premium of $1,000:





          -- If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Surrender Charge Premium, we would deduct a reduced sales expense charge on that payment of $500 x .0125 or $6.25.





          -- If instead you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.0275 or $13.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Surrender Charge Premium Threshold for Policy Year 2 had not yet been met.



             The difference in current sales expense charges deducted on this payment--$6.25 versus $13.75--is due to the interaction between payment timing and the Surrender Charge Premium. If the payment is made in the same Policy Year in which the Annual Surrender Charge Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if it is made in a Policy Year in which the Annual Surrender Charge Premium Threshold has not yet been met.



       As this example demonstrates, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider this information in deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE



       -- Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners ranging from 0% to 3.5% of premium payments. (This premium tax may be higher in certain U.S. territories.) We currently deduct a charge of 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.


FEDERAL TAX CHARGE

       -- For Non-Qualified Policies, we deduct 1.25% of each premium payment you make, or $12.50 per $1000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                      DEDUCTIONS FROM CASH SURRENDER VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. In addition, we will deduct a Separate Account administration charge for Series 1 and 2 and a Mortality and Expense Risk charge for Series 2 from the Cash Value allocated to the Separate Account. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, recordkeeping, processing claims, and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $30 per month from policies in their first Policy Year, and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge more than $31 per month for the monthly contract charge during the first Policy Year, and $11 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

     We deduct a charge from the Cash Surrender Value on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. This charge is equal to the Net Amount at Risk multiplied by the sum of a monthly cost of insurance rate and any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The Net Amount at Risk is equal to the difference between the policy's Life Insurance Benefit and its Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. Cash Value varies based on the performance of the Investment Division chosen, any loans outstanding, charges and premium payments.

     We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue age, gender, underwriting class, and Policy Year. The monthly cost of insurance rate also depends on the Face Amount of the policy plus the amount of any term insurance in effect. We calculate the cost of insurance charge separately for the initial Face Amount and for any increase in Face Amount. If you request and we approve an increase in your policy's Face Amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of the increase. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. We base the guaranteed rates for policies that provide coverage for Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Surrender Value of your policy.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The current rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page.

     If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

     We deduct an administrative charge each month equal to a percentage of the amount of Cash Value you have allocated to the Separate Account as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.20%, or $2 per $1000, of the Cash Value in the Separate Account. We currently do not deduct this charge if your Cash Value in the Separate Account is at least $50,000.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge, and a Mortality and Expense Risk Charge (Series 2 only). You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, the DCA Plus Account, or a combination of the three.

     If the values in the MainStay VP Cash Management Investment Division, the Fixed Account, and/or the DCA Plus Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned amount in the Fixed Account and/or DCA Plus Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (SERIES 1 ONLY)

       -- Current--We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.50%, or $5 per $1,000, of the average daily net asset value of each Investment Division. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

       -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the average daily net asset value of each Investment Division.

MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)

       -- Current--We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.50%, or $5 per $1,000, of the Cash Value in the Separate Account. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

       -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the Cash Value in the Separate Account.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Table of Fees and Expenses--Fund Annual Expenses" for more information.)


                               TRANSACTION CHARGES

SURRENDER CHARGES

     The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the Face Amount of your policy (including a decrease in the Face Amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal) during the first 15 Policy Years, or within 15 years after you increase the Face Amount, we will deduct a Surrender Charge.


     The Surrender Charge for Series 1 during the first three Policy Years will be the lesser of (1) 50% of the total premiums paid under the policy or (2) a percentage (which changes by duration) of the Surrender Charge Premium for the applicable Policy Year. Since the percentage used to calculate (2) is lower in later Policy Years, the maximum Surrender Charge is reduced over time. For example, a male insured age 35, preferred class, with a planned annual premium of $3,000 and a Surrender Charge Premium of $3,830, who has elected Benefit Option 1 under Series 1, would pay a charge of $1,500 if he surrenders his policy at the end of the first Policy Year. If the policy remains in force, no charge is assessed.


     For the Series 1 example above, the lesser of (a) or (b) will be charged:


          (a) 50% of the premiums paid: $1,500, and



          (b) 100% of the Surrender Charge Premium: $3,830.



     The Surrender Charge will be $1,500.



     This charge for Series 2 during the first three Policy Years will be the lesser of (1) 50% of the Adjusted Total Premiums paid under the policy (Adjusted Total Premiums equal the total premiums paid less the monthly contract charges) or (2) a percentage (which charges by duration) of the Surrender Charge Premium for the applicable Policy Year. Since the percentage used to calculate (2) is lower in later Policy Years, the maximum surrender charge is reduced over time. For example, a male insured aged 35, preferred class, with a planned annual premium of $3,000 and a Surrender Charge Premium of $3,830, who has elected Life Insurance Benefit Option 1 under Series 2, would pay a charge of $1,320 if he surrenders his policy at the end of the first Policy Year. If the policy remains in force, no charge is assessed. See "Additional Information About Charges" in the SAI for an example of how Surrender Charges are calculated.

     For the Series 2 example above, the lesser of (a) or (b) will be charged:


          (a) 50% of the Adjusted Total Premiums paid: $1,500 - $180 = $1,320, and



          (b) 100% of the Surrender Charge Premium: $3,830.



     The Surrender Charge will be $1,320.



FIRST-YEAR LAPSE/REINSTATEMENT CHARGE



     In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years (currently, $20), multiplied by the number of Monthly Deduction Days that fall during the first Policy Year between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement). It will not exceed $220.


PARTIAL WITHDRAWAL

     In addition to any applicable surrender charges, a partial withdrawal charge not to exceed $25 may apply upon any partial withdrawal.

TRANSFER CHARGE

     We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.


EXERCISE OF LIVING BENEFITS RIDER AND INSURANCE EXCHANGE RIDER



     A one-time charge will apply if you exercise the Living Benefits Rider and may be required if you exercise the Insurance Exchange Rider.


                                  LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan Interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.

     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3.00%. (See "Loans" for more information.)

                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contract owner), the PRIMARY INSURED, and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

       -- increase/decrease the Face Amount

       -- choose a different Life Insurance Benefit (except a change to Option
          3)

       -- add/delete riders

       -- change beneficiary

       -- change underlying investment options

       -- take a loan against or take a partial withdrawal from the Cash
          Surrender Value of the policy


     The current policyowner (on Non-Qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and sent to VPSC at one of the addresses listed on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement itself provides for tax deferral on any growth.


PRIMARY INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.


     Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy"--"IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.


                                   THE POLICY


     The Policy provides life insurance protection on the Primary Insured, and pays Policy Proceeds when that insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of two Life Insurance Benefit Options for Series 1 and three choices for Series 2; (3) access to the policy's Cash Surrender Value through loans and partial withdrawal privileges (within limits);
(4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum premiums have been paid (this feature is not available in New Jersey (Series 1 and Series 2) and Texas (Series
2)); (6) additional benefits through the use of optional riders; (7) a selection of premium and expense allocation options, consisting of 35 Investment Divisions (34 of which are available to all policyowners), a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate of 3%. As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value


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


Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy. We will never declare a rate less than the guaranteed minimum Fixed Account interest rate stated on the Data Page of your policy. The guaranteed minimum interest rate for the DCA Plus Account will never be less than the guaranteed minimum interest rate for the Fixed Amount.




     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Primary Insured dies. Except in New Jersey (Series 1 and Series 2) and Texas (Series 2), during the first three Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.


     Series 1 and 2 offer you a choice of either a level Life Insurance Benefit equal to the Face Amount of your policy, (Option 1), or a Life Insurance Benefit that varies and is equal to the sum of your policy's Face Amount and Cash Value (Option 2). If you choose Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the investment options you select. However, your policy's Life Insurance Benefit will never be less than the Face Amount of your policy. In addition, Series 2 offers a third option (Option 3) of a Life Insurance Benefit that varies and equals the sum of your policy's Face Amount and the Adjusted Total Premium. The death benefit proceeds will be reduced by any outstanding loans and accrued loan interest.


HOW THE POLICY IS AVAILABLE

     VUL 2000 is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified policies. The minimum policy Face Amount that can be purchased for both Qualified and Non-Qualified policies is $50,000.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payment are: direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. (See "Premiums" for more information.)

                                   CASH VALUE

     The Cash Value of this policy at any time is equal to the total value of your policy's accumulation units in the Separate Account and any amount in the Fixed Account and/or DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

       -- the amount and frequency of the premium payments;

       -- the investment experience of the Investment Divisions you choose;

       -- the interest credited on the amount in the Fixed Account and/or DCA
          Plus Account;

       -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

       -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. (See "Partial Withdrawals and Surrenders" for details about surrendering your policy.)

        INVESTMENT DIVISIONS, THE FIXED ACCOUNT, AND THE DCA PLUS ACCOUNT


     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See "Management and Organization--Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, within limits, the DCA Plus Account, based on your instructions. You can choose a maximum of 21 investment options for net premium payments from among the 35 Investment Divisions (34 of which are available to all policyowners), the Fixed Account, and/or the DCA Plus Account. As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy.


AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT AND/OR DCA PLUS ACCOUNT

     You can choose to allocate all or a part of your net premium payments to the Fixed Account and, within limits, to the DCA Plus Account. The amount you have in the Fixed Account and/or DCA Plus Account equals:

          (1) the sum of the net premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account (no transfers can be made into the DCA Plus Account);

     plus (3) any interest credited to the Fixed Account and/or DCA Plus
              Account;

     less (4) any amounts you have withdrawn from the Fixed Account and/or DCA
              Plus Account;

     less (5) any charges we have deducted from the Fixed Account and/or DCA
              Plus Account;

     less (6) any transfers you have made from the Fixed Account and/or DCA Plus
              Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, FIXED ACCOUNT, AND DCA PLUS ACCOUNT


     You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 investment options, which include the 35 Investment Divisions (34 of which are available to all policyowners), the Fixed Account and/or the

DCA Plus Account. As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy.


     You can request a transfer under the following conditions:


       -- Maximum Transfer--The maximum amount you can transfer from the Fixed
          Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.



          When the interest rate credited on the amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or
          (ii) $5,000. This limit, however, will not apply if the Primary Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocations and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.


       -- Minimum Transfer--The minimum amount you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
          (ii) the total amount in the Investment Divisions or the Fixed Account. Minimum transfer limitations do not count on transfers made from DCA Plus to the Investment Divisions or the Fixed Account.

       -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

       -- reject a transfer request from you or from any person acting on your behalf

       -- restrict the method of making a transfer

       -- charge you for any redemption fee imposed by an underlying Fund

       -- limit the dollar amount, frequency or number of transfers.


     Currently, if you or someone acting on your behalf requests EITHER IN WRITING, BY TELEPHONE AND/OR ELECTRONICALLY transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus. We will provide you with written notice when we take this action.

     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP Cash Management Investment Division within 90 days of the issuance of a policy; and transfers made pursuant to the Dollar Cost Averaging and DCA Plus, Automatic Asset Reallocation, and Interest Sweep options.


     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.


     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.


     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

          (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

       -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on portfolio management, such as:

              a) impeding a portfolio manager's ability to sustain an investment objective;

              b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

              c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

       -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, DCA Plus, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.

       -- How to request a transfer:

     (1) submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

     (2) use the Interactive Voice Response system at 800-598-2019;

     (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 am and 6:00 pm Eastern Time; or

     (4) make your request through the Virtual Service Center (VSC).


     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.



     Transfer requests received after 4:00 pm Eastern Time will be priced as of the next Business Day. (See "Management and Organization--Our Rights--How to Reach Us for Policy Services" for more information.)


ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits by selecting one or more optional riders. With the exception of the Insurance Exchange Rider and the Spouse's Paid-Up Insurance Purchase Rider, which are available without any additional charge, any riders you choose will have their own charges. The Living Benefits Rider assesses a one-time charge if it is exercised. (See "Table of Fees and Expenses" for more information.) The Living Benefits and Insurance Exchange Riders are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Life Extension Benefit Rider and Guaranteed Minimum Death Benefit Rider can be elected only on the issuance of the Policy; all other riders can be elected at any time, subject to age restrictions, provided they are available in your state of issue.

       -- ACCIDENTAL DEATH BENEFIT RIDER: This rider provides an additional death benefit if the Primary Insured's death was caused directly, and apart from any other cause, by accidental bodily injury.


       -- CHILDREN'S INSURANCE RIDER: This rider provides a level term insurance benefit on a child, stepchild, or legally adopted child of the insured (a "covered child") who is at least 16 days old and no older than age 18 at the time of issue and is proposed and accepted for coverage. Insurance on each covered child ends on the earlier of the policy anniversary on which the covered child is age 25 or the policy anniversary on which the insured under the policy is, or would have been, age 65.


       -- GUARANTEED INSURABILITY RIDER: This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability.

       -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you must make certain premium payments into your policy.

       -- INSURANCE EXCHANGE RIDER: This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost. (See "Federal Income Tax Considerations" for more information about the tax implications of exercising this rider.) This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form to VPSC at one of the addresses listed on the first page of this prospectus.

       -- LIFE EXTENSION BENEFIT RIDER (SERIES 2 ONLY): This rider becomes effective on the policy anniversary on which the insured is age 100 and provides that the Life Insurance Benefit will continue to be equal to the Life Insurance Benefit of the policy. Without this rider, on the policy anniversary on which the Primary Insured reaches age 100, the Life Insurance Benefit would equal the policy's Cash Surrender Value.

       -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN
          MOST JURISDICTIONS): Under this rider, if the Primary Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit.

       -- MONTHLY DEDUCTION WAIVER: This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the insured is age 65. When disability begins on or before age 60 and continues to age 65, deductions will be waived to age 100. If disability begins after age 60 and before age 65, deductions will be waived to age 65. Deductions will not be waived for a disability beginning on or after age 65.

       -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION: Upon the insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

       -- TERM INSURANCE ON OTHER COVERED INSURED RIDER: This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the insured). The Primary Insured also can be covered under this rider.

     See the SAI for more information about riders.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

       -- DOLLAR COST AVERAGING Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to VPSC at one of the addresses listed on the first page of this prospectus.

       -- DOLLAR COST AVERAGING PLUS ("DCA PLUS") (MAY BE DISCONTINUED AT ANY
          TIME) DCA Plus permits you to set up automatic dollar cost averaging, using the DCA Plus Account, when an initial premium payment is made. DCA Plus must be elected at the time your policy is issued. (See the SAI for more information.)

       -- AUTOMATIC ASSET REALLOCATION If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. To set up Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation form to VPSC at one of the addresses listed on the first page of this prospectus.

       -- INTEREST SWEEP You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. To set up the Interest Sweep Feature, you must send a completed Interest Sweep form to VPSC at one of the addresses listed on the front page of this prospectus.

       -- UPROMISE ACCOUNT RIDER (AVAILABLE ONLY AT THE TIME OF APPLICATION, IN
          JURISDICTIONS WHERE APPROVED) The Upromise Rider is available for Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $25 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. (See the SAI for more information.)

MATURITY DATE

     Unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either;

     (1) to receive the Cash Surrender Value of your policy; or

     (2) to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.

     If you choose to continue the policy, we will continue to assess the Separate Account administrative charge and the Mortality and Expense risk charge on the Cash Value remaining in the Investment Divisions and Fund charges for Series 1 and 2. The federal income tax treatment of a life insurance Policy is uncertain after the insured is age 100. See, "Federal Income Tax Considerations" for more information.

     If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to the VPSC at one of the addresses listed on the front page of this prospectus (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code ("IRC"). Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either (1) transfer the entire Cash Value to the Fixed Account of your policy or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, gender, risk classification, and initial Face Amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

       -- your policy must be in effect on the date of the exchange;

       -- you must repay any unpaid loan (including any accrued loan interest);
          and

       -- you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the Business Day on which we receive the necessary payment for your exchange at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. Requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. The new policy will have the same Issue Date, issue age, and risk classification as your original policy.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums. The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Fund performance, loans, and riders you add to your policy.

       -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

       -- Planned premium payments end on the policy anniversary on which the insured is age 100.

       -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect.

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

          Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you chose.

       -- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age
          100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

       -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

       -- The minimum unplanned premium amount we allow is $50.

       -- We may limit the number and amount of any unplanned premium payments.

     Unplanned premium payments must be sent to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 330 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern time. Any premiums received after that time will be credited to your policy on the next Business Day. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You may cancel increases in the Face Amount of your policy under the same time limits. (See "State Variations" for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing), or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

     We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the Free Look period. On the Business Day following the Free Look period, we will allocate the net premium plus any accrued interest to the Investment Divisions you have selected.

     However, if you cancel your policy, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day that either VPSC or the registered representative through whom you purchased it receives the policy, along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

     Premium payments must be mailed to one of the addresses listed for payment of premiums on the first page of this prospectus. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.


     When we receive a premium payment, we deduct the sales expense, state premium tax, and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Account and/or DCA Plus Account, according to your instructions.


     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information.

     For premium payments you make during the free look period, we apply your premium to our General Account. After this period is over, we allocate the net premium, which is the balance of planned or unplanned premium payment after we deduct sales expense, any state and federal tax charges that apply, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account, according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of the prospectus. Premium allocation selections received after market close will be effective the next Business Day.

CHECK-O-MATIC

     Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic feature, you must submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If an electronic ("Check-O-Matic") premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus that you wish to resume the arrangement and we agree to do so.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

     The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The minimum increase amount is $5,000. Decreases in the Face Amount can be in any amount, down to the minimum policy Face Amount. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

     To increase the Face Amount of your policy, you must either contact your registered representative or you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus. If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase. You should consider the following consequences when increasing the Face Amount of your policy:

       -- additional cost of insurance charges;

       -- a new suicide and contestability period applicable only to the amount of the increase;

       -- a new fifteen-year surrender charge period, applicable only to the amount of the increase;

       -- a change in the life insurance benefit percentage applied to the entire policy under Section 7702 of the IRC;

       -- a possible new seven-year testing period for modified endowment contract status; and

       -- under certain circumstances, it may be more advantageous to purchase additional insurance through our term insurance rider than increasing the policy's Face Amount.

     Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus. You should consider the following possible consequences when decreasing the Face Amount of your policy:

       -- a change in the total policy cost of insurance charge;

       -- a surrender charge applicable to the amount of the decreased Face
          Amount (we will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

       -- adverse tax consequences

     We reserve the right to limit any increase or decrease in Face Amount. For more information about changing the Face Amount of your policy, see the SAI.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Primary Insured died. These proceeds will equal:

           1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available on the Primary Insured under the riders chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.


     We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

       -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the insured dies.

       -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

       -- To change a revocable beneficiary while the insured is living, you must send a written request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

       -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after we receive all of the necessary requirements at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

       -- We may delay payment of any loan proceeds attributable to the Separate
          Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

       -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account and/or DCA Plus Account for up to 6 months from the date we receive your request.

       -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

       -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

       -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     If we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more, we add interest at an annual rate of 3% (or at a higher rate if required by law).

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

DEATH CLAIMS


     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the VPSC at one of the addresses listed on the first page of this prospectus, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account. See "Policy Payment Information--Life Insurance Benefit Options" for more information.


     We will pay the Policy Proceeds in one sum unless otherwise stated. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

       -- Interest Accumulation Option (Option 1 A)
           Under this option, the portion of the Policy Proceeds kept with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

       -- Interest Payment Option (Option 1 B)
           Under this option, we will pay interest on all or part of the Policy Proceeds kept with us. You will select the frequency of the interest payments, which can be: once each month, every three months, every six months or each year.

       -- Life Income Option (Option 2)
           Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

          Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

          If you make a request to VPSC, we will send you a written statement of the minimum amount of each monthly payment under this option. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

                                    SERIES 1

1999-2005        2006-2015        2016-2025        2026-2035        2036 AND LATER
---------        ---------        ---------        ---------        --------------
    +1               0                -1               -2                 -3


                                    SERIES 2

2002-2005        2006-2015        2016-2025        2026-2035        2036 AND LATER
---------        ---------        ---------        ---------        --------------
    +1               0                -1               -2                 -3


     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the Primary Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option (See "Policy Payment
Information -- Payees" for more information).

     After the Primary Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing at VPSC and we agree.

LIFE INSURANCE BENEFIT OPTIONS

       -- Your Life Insurance Benefit for Series 1 Policies

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:

       OPTION 1--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit will never be less than your policy's Face Amount.

       -- Your Life Insurance Benefit for Series 2 Policies

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:

       OPTION 1--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's Face Amount.

       OPTION 3--The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (equals total premiums paid minus any partial withdrawals). Your Life Insurance Benefit never will be less than your policy's Face Amount. Note: The Guaranteed Minimum Death Benefit Rider is not available for Option 3.

     Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the Cash Value Accumulation Test ("CVAT").

     You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's Cash Value, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     -- If you choose Option 3 (for Series 2 only), your Life Insurance Benefit will vary with your policy's Adjusted Total Premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     (See the SAI for examples of the effect of the GPT and CVAT on sample Life Insurance Benefit Options).


     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Consideration--IRC
Section 101(j)--Impact on Employer-Owned Policies" for more information.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive. For Series 2, changes to Option 3 are not permitted. We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the Face Amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under
Section 7702 of the IRC, or (iii) cause the policy's Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 100.


 CHANGES FROM OPTION 1 TO OPTION 2
      If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.

 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)
      If you change from Option 3 to Option 1, we will increase the policy's Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same.


 CHANGES FROM OPTION 2 TO OPTION 1
      If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)
      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.
      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.

     In order to change your Life Insurance Benefit Option, you must submit a signed written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request. (See the SAI for examples of how an option change can impact your Life Insurance Benefit.) Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.


                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE


     If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If a suicide occurs within 2 years of the effective date of a Face Amount increase, we will also pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for the increase. No new suicide exclusion period will apply if the Face Amount Increase was due solely to a change in the Life Insurance Benefit Option.


MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates the insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct gender or date of birth.

ASSIGNMENT


     While the Insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.


                       PARTIAL WITHDRAWALS AND SURRENDERS

                               PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy if the insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE TO WITHDRAW

     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your request. We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below the minimum Face Amount, which is $50,000. See "The Effect of a Partial Withdrawal" for more information about how a partial withdrawal can reduce the policy's Face Amount.

REQUESTING A PARTIAL WITHDRAWAL


     You can request a partial withdrawal from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. Please note that partial withdrawal requests for amounts greater than $19,999, or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus.


     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)


     Your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, then the requested partial withdrawal will be effective on the next Business Day.


     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may result in a decrease in your policy's Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge that we would charge if you were to surrender your policy after the decrease.

     You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions, the Fixed Account, and/or DCA Plus Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions, the Fixed Account, and/or DCA Plus Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions, the Fixed Account, and/or DCA Plus Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable withdrawal fee and surrender charge.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 1 ONLY)

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

       -- OPTION 1
       If you have elected Life Insurance Benefit Option 1, we reduce your policy's Face Amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's Face Amount.

       -- OPTION 2
       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount, but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 2 ONLY)

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

       -- OPTION 1
       If you have elected Life Insurance Benefit Option 1, we reduce your policy's Face Amount by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

            (1) the Cash Value of the policy immediately prior to the
                withdrawal, minus the Face Amount divided by the applicable percentage at the time of withdrawal, as shown on Policy Data page 2.3, or

            (2) zero.


       If the above results in zero or a negative amount, there will be no adjustment in the Face Amount.


       -- OPTION 2
       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's Face Amount.

       -- OPTION 3
       For policies where Life Insurance Benefit Option 3 is in effect, the Face Amount of the policy will be reduced by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

            (1) the Cash Value of the policy immediately prior to the withdrawal minus the Face Amount divided by the applicable percentage at the time of the withdrawal, as shown on the Policy Data Page, or

            (2) the Adjusted Total Premium immediately prior to the withdrawal.

     If the above results in zero or a negative amount, there will be no adjustment in the Face Amount.

     Any decrease in the Face Amount caused by the withdrawal will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order that they took place.

                                   SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and/or DCA Plus Account, and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured is living. (See "Table of Fees and Expenses" and "Transaction Charges" for more information.)

REQUESTING A SURRENDER


     To surrender the policy, you must send a written notification in a form acceptable to us to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.


WHEN THE SURRENDER IS EFFECTIVE


     Your surrender will be effective as of the end of the Business Day VPSC receives your written request. If the day we receive your request is, however, not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "Policy Payment Information--When We Pay Policy Proceeds" section. A surrender may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)


SURRENDER CHARGES


     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the Face Amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Charges Associated with the Policy--Transaction Charges" for more information.) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.


                                      LOANS


     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to 90% of your policy's Cash Value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge that would apply if you were to fully surrender your policy during that time. (See "Charges Associated with the Policy--Transaction Charges--Surrender Charges" for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account.


YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account (and/or from the DCA Plus Account) in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.5% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

       -- the policy anniversary;

       -- the date you increase or repay a loan;

       -- the date you surrender the policy;

       -- the date the policy lapses; or

       -- the date on which the insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all Investment Divisions.

LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Account and/or DCA Plus Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayment of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan repayments must be sent to NYLIAC at one of the addresses listed for payment of premiums and repayment of loans on the first page of this prospectus.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records.

If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.) Loans can affect the No Lapse Guarantee.


                          TERMINATION AND REINSTATEMENT

LATE PERIOD

     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due for the next policy month, your policy will enter a late period for 62 days after that. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. If the late period expires without sufficient payment being made to us, we will terminate your policy without any benefits.

     If the insured dies during the late period, we will pay the Policy Proceeds to your beneficiary. We will reduce the benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the no-lapse guarantee, it may prevent your policy from terminating during the first three years.

NO-LAPSE GUARANTEE (NOT AVAILABLE IN NEW JERSEY -- SERIES 1 AND 2; AND TEXAS -- SERIES 2)

     The no-lapse guarantee ensures that the policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (less any loans you have taken or partial withdrawals you have made) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.

     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from cash value for the next policy month. Rather, we will deduct the charges from your Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse.

     The no-lapse guarantee will end on the earliest of:

       -- the third policy anniversary;

       -- the date you change (1) the Face Amount of the policy or (2) the Life
          Insurance Benefit option resulting in a change in the Face Amount;

       -- the date you add or delete any riders to the policy;

       -- the date you increase or decrease any rider coverage amounts; or

       -- the date a change in underwriting class takes effect.

REINSTATEMENT OPTION

     If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:

       -- you send a written request for reinstatement in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus within five years after your policy is terminated;

       -- the insured is alive; and

       -- you have not surrendered your policy.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.

     If the policy lapses during the first Policy Year and is subsequently reinstated, we will deduct an additional contract charge from the Cash Value.

     Before we reinstate your policy, we must also receive the following:

     (1) a payment equal to an amount sufficient to keep the policy in effect for at least three months. This amount will equal three monthly deductions multiplied by a factor of 250% in order to account for premium expenses and surrender charges; and

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

     We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. on any Business Day, or any non-Business Day, will be credited on the next Business Day.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of any additional premiums due, which is an amount that is sufficient to keep the policy in force for at least 3 months.

     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.


     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan and accrued loan interest from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.



     If the policy lapses during the first Policy Year and is subsequently reinstated, we will assess the first-year lapse/reinstatement charge.

     During a late period, transfers may be made; however, no new loans or partial withdrawals may be taken.


                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS



     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.



     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.



     Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.


                        FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or the DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account and/or the DCA Plus Account.


     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise, and capital taxes) in several states. At present, we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.


DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY


     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies" will receive the same federal income tax treatment as that accorded to policyowners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC
Section 101(j)--Impact on Employer-Owned Policies," we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)



IRC SECTION 101(J)--IMPACT ON EMPLOYER-OWNED POLICIES



     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:


     (1) the insured was an individual who was an employee within 12 months of his death;


     (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $105,000 (for 2008), directors and anyone else in the top 35 percent of employees based on compensation;


     (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

     (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.


     Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.



     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If rea policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.


     Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.


     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100


     The policy provides that unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS has not issued any guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.


POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer and his or her beneficiary.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                                LEGAL PROCEEDINGS


     NYLIAC is a defendant in law suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account and DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Generally, NYLIAC will immediately mail to you confirmation of any transaction involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks ("Check-o-Matic"), payments forwarded by your employer ("list billing"), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transaction will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How To Reach Us for Policy Services"). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.


                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2007 and 2006, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2007 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2007, and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   APPENDIX A

                             SERIES 2 ILLUSTRATIONS

     The following tables demonstrate the way your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with preferred underwriting class and issue age 36 with a planned annual premium of $3,000, a Surrender Charge Premium of $3,928, an initial face amount of $250,000, and no riders. It assumes that the Guideline Premium Test was used and that 100% of the net premium is allocated to the separate account.


     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.



     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.


     Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges are based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

     Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

     Table 1 reflects a monthly Mortality and Expense Risk charge (for Series 2 only) equal to an annual rate of 0.50% (on a current basis) of the Cash Value allocated to the Separate Account.

     Table 2 reflects a monthly Mortality and Expense Risk charge (for Series 2 only) equal to an annual rate of 0.80% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.


     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.79% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division, including the 5 additional Investment Divisions available as of May 9, 2008, and reflects the merger of MainStay VP Value Portfolio with and into the MainStay VP ICAP Select Equity Portfolio on May 16, 2008. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, or 10% would correspond to illustrated net investment returns of: -0.79%, 5.16%, and 9.13%.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex, and underwriting classification of the insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    SERIES 2

                                     TABLE 1

         FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE 2000 INSURANCE POLICY

                  MALE ISSUE AGE: 36, PREFERRED
                  PLANNED ANNUAL PREMIUM: $3,000
                  SURRENDER CHARGE PREMIUM: $3,928
                  INITIAL FACE AMOUNT: $250,000
                  LIFE INSURANCE BENEFIT OPTION 1

                  ASSUMING CURRENT CHARGES


                                                                                                    END OF YEAR CASH SURRENDER
                                    END OF YEAR DEATH BENEFIT (1)    END OF YEAR CASH VALUE (1)     VALUE ASSUMING HYPOTHETICAL
                                     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS      GROSS ANNUAL INVESTMENT
                                     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF             RETURN OF
         VALUE (1) POLICY           -----------------------------   ----------------------------   ----------------------------
               YEAR                    0%         6%        10%       0%         6%        10%       0%         6%        10%
         ----------------           -------    -------    -------   ------    -------    -------   ------    -------    -------
               1.................   250,000    250,000    250,000    2,201      2,349      2,448      881      1,029      1,128
               2.................   250,000    250,000    250,000    4,588      5,029      5,332    1,828      2,269      2,572
               3.................   250,000    250,000    250,000    6,917      7,803      8,434    2,990      3,875      4,506
               4.................   250,000    250,000    250,000    9,188     10,682     11,778    5,536      7,030      8,126
               5.................   250,000    250,000    250,000   11,406     13,666     15,379    8,028     10,288     12,001
               6.................   250,000    250,000    250,000   13,564     16,755     19,256   10,461     13,652     16,154
               7.................   250,000    250,000    250,000   15,660     19,953     23,444   12,833     17,126     20,616
               8.................   250,000    250,000    250,000   17,689     23,270     27,952   15,136     20,718     25,400
               9.................   250,000    250,000    250,000   19,655     26,700     32,824   17,377     24,422     30,546
               10................   250,000    250,000    250,000   21,558     30,254     38,080   19,555     28,251     36,077
               15................   250,000    250,000    250,000   30,019     50,047     71,469   29,666     49,694     71,115
               20................   250,000    250,000    250,000   36,577     73,818    121,271   36,577     73,818    121,271
               25................   250,000    250,000    255,924   40,612    102,329    196,865   40,612    102,329    196,865




--------

(1) Assumes no policy loan or partial withdrawal has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    SERIES 2

         FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE 2000 INSURANCE POLICY

MALE ISSUE AGE: 36, PREFERRED
PLANNED ANNUAL PREMIUM: $3,000
SURRENDER CHARGE PREMIUM: $3,928
INITIAL FACE AMOUNT: $250,000
LIFE INSURANCE BENEFIT OPTION 1

ASSUMING CURRENT CHARGES


                                                                                                       END OF YEAR CASH SURRENDER
                                   END OF YEAR DEATH BENEFIT (1)      END OF YEAR CASH VALUE (1)       VALUE ASSUMING HYPOTHETICAL
                                    ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS        GROSS ANNUAL INVESTMENT
                                    ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF               RETURN OF
        VALUE (1) POLICY          -------------------------------   ------------------------------   ------------------------------
              YEAR                   0%         6%         10%        0%         6%         10%        0%         6%         10%
-------------------------------   -------    -------    ---------   ------    -------    ---------   ------    -------    ---------
              30...............   250,000    250,000      373,201   40,784    136,588      311,001   40,784    136,588      311,001
              35...............   250,000    250,000      552,723   34,867    178,747      480,628   34,867    178,747      480,628
              40...............   250,000    250,000      772,753   20,901    234,278      735,955   20,901    234,278      735,955
              45...............        --    321,808    1,173,710       --    306,484    1,117,819       --    306,484    1,117,819
              50...............        --    413,415    1,762,116       --    393,729    1,678,205       --    393,729    1,678,205
              55...............        --    522,488    2,616,075       --    497,607    2,491,500       --    497,607    2,491,500
              60...............        --    633,606    3,742,482       --    633,606    3,742,482       --    633,606    3,742,482
              64...............        --    771,633    5,216,286       --    771,633    5,216,286       --    771,633    5,216,286




--------

(1) Assumes no policy loan or partial withdrawal has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    SERIES 2

                                     TABLE 2

         FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE 2000 INSURANCE POLICY

                  MALE ISSUE AGE: 36, PREFERRED
                  PLANNED ANNUAL PREMIUM: $3,000
                  SURRENDER CHARGE PREMIUM: $3,928
                  INITIAL FACE AMOUNT: $250,000
                  LIFE INSURANCE BENEFIT OPTION 1

                  ASSUMING GUARANTEED CHARGES


                                                                                                     END OF YEAR CASH SURRENDER
                                                                       END OF YEAR CASH VALUE (1)          VALUE ASSUMING
                                      END OF YEAR DEATH BENEFIT (1)      ASSUMING HYPOTHETICAL              HYPOTHETICAL
                                       ASSUMING HYPOTHETICAL GROSS               GROSS                GROSS ANNUAL INVESTMENT
                                       ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF            RETURN OF
          VALUE (1) POLICY            -----------------------------   ---------------------------   ---------------------------
                YEAR                     0%         6%        10%       0%        6%        10%       0%        6%        10%
          ----------------            -------    -------    -------   ------    ------    -------   ------    ------    -------
                1..................   250,000    250,000    250,000    1,902     2,039      2,130      588       725        816
                2..................   250,000    250,000    250,000    3,982     4,381      4,656    1,234     1,633      1,908
                3..................   250,000    250,000    250,000    6,001     6,794      7,360    2,073     2,866      3,432
                4..................   250,000    250,000    250,000    7,959     9,282     10,257    4,306     5,629      6,604
                5..................   250,000    250,000    250,000    9,857    11,849     13,364    6,480     8,471      9,987
                6..................   250,000    250,000    250,000   11,670    14,470     16,671    8,568    11,367     13,568
                7..................   250,000    250,000    250,000   13,427    17,177     20,224   10,600    14,349     17,396
                8..................   250,000    250,000    250,000   15,102    19,947     24,016   12,549    17,394     21,463
                9..................   250,000    250,000    250,000   16,697    22,783     28,070   14,419    20,505     25,792
                10.................   250,000    250,000    250,000   18,213    25,690     32,408   16,210    23,687     30,405
                15.................   250,000    250,000    250,000   24,523    41,300     59,228   24,170    40,946     58,874
                20.................   250,000    250,000    250,000   27,945    58,270     97,167   27,945    58,270     97,167
                25.................   250,000    250,000    250,000   26,880    75,668    151,801   26,880    75,668    151,801




--------

(1) Assumes no policy loan or partial withdrawal has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    SERIES 2

         FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE 2000 INSURANCE POLICY

MALE ISSUE AGE: 36, PREFERRED
PLANNED ANNUAL PREMIUM: $3,000
SURRENDER CHARGE PREMIUM: $3,928
INITIAL FACE AMOUNT: $250,000
LIFE INSURANCE BENEFIT OPTION 1

ASSUMING GUARANTEED CHARGES


                                         END OF YEAR DEATH                 END OF YEAR CASH                 END OF YEAR CASH
                                        BENEFIT (1) ASSUMING              VALUE (1) ASSUMING                 SURRENDER VALUE
                                         HYPOTHETICAL GROSS               HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL
                                      ANNUAL INVESTMENT RETURN         ANNUAL INVESTMENT RETURN          GROSS ANNUAL INVESTMENT
                                                 OF                               OF                            RETURN OF
                                  -------------------------------   ------------------------------   ------------------------------
     VALUE (1) POLICY YEAR           0%         6%         10%        0%         6%         10%        0%         6%         10%
-------------------------------   -------    -------    ---------   ------    -------    ---------   ------    -------    ---------
              30...............   250,000    250,000      280,399   18,313     91,810      233,666   18,313     91,810      233,666
              35...............        --    250,000      405,287       --    103,476      352,424       --    103,476      352,424
              40...............        --    250,000      551,419       --    103,473      525,161       --    103,473      525,161
              45...............        --    250,000      814,275       --     73,139      775,500       --     73,139      775,500
              50...............        --         --    1,181,304       --         --    1,125,051       --         --    1,125,051
              55...............        --         --    1,679,210       --         --    1,599,247       --         --    1,599,247
              60...............        --         --    2,319,008       --         --    2,319,008       --         --    2,319,008
              64...............        --         --    3,172,917       --         --    3,172,917       --         --    3,172,917




--------

(1) Assumes no policy loan or partial withdrawal has been made.


     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 10% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   APPENDIX B

                                STATE VARIATIONS

                    VARIATIONS BY JURISDICTION (FOR SERIES 1)

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's Cash
   Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that then apply.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

DISTRICT OF COLUMBIA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You can return the policy to any of our registered representatives.

MARYLAND

-- Additional Benefits Through Riders--The Guaranteed Minimum Death Benefit rider is renamed the Guaranteed No Lapse Benefit rider.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Term Insurance on Other Covered Insured--This rider ends at age 98.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

MASSACHUSETTS

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that then apply.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of 24 months or less.

MICHIGAN

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of six months or less.

-- Free Look--You can return the policy to any of our registered representatives.

MONTANA

-- Variable Universal Life 2000--Is always issued on a unisex basis in Montana.
   Any reference in this prospectus that makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.

-- Free Look--You can return the policy to any of our registered representatives.

NEW JERSEY

-- No-Lapse Guarantee--The No-Lapse Guarantee is not available.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.


-- State Premium Tax Charge--We will not increase the charge above 2.0%.


-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Free Look--You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after issue of the policy we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Minimum Policy Face Amount--The minimum Face Amount for this policy is
   $75,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below $75,000.

-- Term Insurance on Other Covered Insured--The issue ages for this rider are 0-
   65 and it ends at
   age 70.

-- Guaranteed Minimum Death Benefit--This rider is not available.


-- Rider Insured's Paid-Up Insurance Purchase Option--The Spouse's Paid-Up
   Insurance Purchase Option Rider is renamed Rider Insured's Paid-Up Insurance Purchase Option (RIPPO).


NORTH CAROLINA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

OREGON

-- Free Look--You can return the policy to any of our registered representatives.


-- The state premium tax is referred to as a "Tax Charge Back." The rate may not be changed for the life of the policy.


PENNSYLVANIA

-- Misstatement of Age or Sex--In the event of such a misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the Cash Value.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Minimum Policy Face Amounts--The minimum Face Amount for this policy varies by age, as follows: for ages 0-39, the minimum Face Amount is $75,000; for ages 40-80, the minimum Face Amount is $50,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below $75,000 for ages 0-39 and $50,000 for ages 40-80.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- No-Lapse Guarantee--In policy or separate rider.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- The Life Extension Benefits Rider is not available.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- Free Look--You can return the policy to any of our registered representatives.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.

-- Free Look--You can return the policy to any of our registered representatives.

WASHINGTON

-- Living Benefits Rider--The benefit can be exercised if the Insured has a life expectancy of 24 months or less.

                    VARIATIONS BY JURISDICTION (FOR SERIES 2)

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's Cash
   Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that then apply.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

DISTRICT OF COLUMBIA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

-- The Life Extension Benefit Rider is not available.

GEORGIA

-- The Life Extension Benefit Rider is not available.

INDIANA

-- Free Look--You can return the policy to any of our registered representatives.

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of 24 months or less.

MARYLAND

-- Additional Benefits Through Riders--The Guaranteed Minimum Death Benefit rider is renamed the Guaranteed No Lapse Benefit Rider.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Free Look--You have until the latter of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after the policy issue, we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

-- On the Policy Anniversary on which that Insured is age 100, the Cash Value will be moved into the Fixed Account.

-- Term Insurance on Other Covered Insured--This rider ends at age 98.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

MASSACHUSETTS

-- Transfer Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that then apply.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of 24 months or less.

MICHIGAN

-- Free Look--You can return the policy to any of our registered representatives.

-- Livings Benefits Rider--The benefit can be exercised if the insured has a life expectancy of six months or less.

MONTANA

-- Free Look--You can return the policy to any of our registered representatives.

-- Variable Universal Life 2000--Is always on a unisex basis in Montana. Any reference in this prospectus that makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.

NEW JERSEY

-- Free Look--You can return the policy to any of our registered representatives.

-- No-Lapse Guarantee--The No-Lapse Guarantee is not available.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.


-- State Premium Tax Charge--We will not increase the charge above 2.0%.


-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Free Look--You can return the policy to any of our registered representatives. You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after issue of the policy will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your next premiums according to your instructions.

-- LER is not available.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date of you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Minimum Policy Face Amount--The minimum Face Amount for this policy is
   $75,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below $75,000.

-- Term Insurance on Other Covered Insured--The issue ages for this rider are 0-
   65 and it ends at age 70.

-- Guaranteed Minimum Death Benefit--This rider is not available.


-- Rider Insured's Paid-Up Insurance Purchase Option--The Spouse's Paid-Up
   Insurance Purchase Option Rider is renamed Rider Insured's Paid-Up Insurance Purchase Option (RIPPO).


NORTH CAROLINA

-- Free Look--You have until the latter of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after the policy issue, we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

OREGON

-- Free Look--You can return the policy to any of our registered representatives.


-- The state premium tax is referred to as a "Tax Charge Back". The rate may not be changed for the life of the policy.

PENNSYLVANIA

-- Fee Look--You can return the policy to any of our registered representatives.

-- Transfer of Loan Interest to the Fixed Accounts--When a loan is taken and a transfer of funds is made from the Separate Account to the Fixed Account, the amount in the Fixed Account that is securing the outstanding loan will equal 100% of the sum of the new loan and any previous unpaid loans.

   While a policy loan is outstanding, no partial withdrawals or transfers that would reduce the cash value of the Fixed Account below 100% of the outstanding loan are permitted.

-- Misstatement of Age or Sex--In the event of such misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the Cash Value.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- The Life Extension Benefits Rider is not available.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

-- No-Lapse Guarantee--The No-Lapse Guarantee is not available.

VERMONT

-- Free Look--You can return the policy to any of our registered representatives.

-- Vermont law requires that insurance contacts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.

WASHINGTON

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of 24 months or less.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                        OBTAINING ADDITIONAL INFORMATION


     The Statement of Additional Information ("SAI") includes additional information about VUL 2000, including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or by phone on our toll-free number, (1-800-598-2019). The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.


                            TABLE OF CONTENTS FOR THE
                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

General Information and History................................................      2
Additional Information About the Operations of the Policies....................      2
Distribution and Compensation Arrangements.....................................     19
Underwriting a Policy..........................................................     20
Additional Information About Charges...........................................     22
Loans..........................................................................     26
Surrender of Your Policy.......................................................     26
Financial Statements...........................................................     26
NYLIAC and Separate Account Financial Statements...............................    F-1
Performance Summary............................................................    P-1



     Information about VUL 2000 (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL 2000 are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.


     For a personalized illustration or additional information about your policy, contact your Registered Representative or call our toll-free number, 1-800-598-2019.


SEC File Number: 811-07798

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                   MAY 1, 2008


                                       FOR

                       NYLIAC VARIABLE UNIVERSAL LIFE 2000

                                      FROM

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Variable Universal Life 2000 ("VUL 2000") prospectus. You should read the SAI in conjunction with the current VUL 2000 prospectus dated May 1, 2008 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or by writing to NYLIAC at one of the addresses listed on the first page of the VUL 2000 prospectus. The VUL 2000 prospectus is also posted on our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current VUL 2000 prospectus.


                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
General Information and History................................................       2
Additional Information About the Operation of Policies.........................       2
Distribution and Compensation Arrangements.....................................      19
Underwriting a Policy..........................................................      20
Additional Information About Charges...........................................      22
Loans..........................................................................      26
Surrender of Your Policy.......................................................      26
Financial Statements...........................................................      26
NYLIAC & Separate Account Financials...........................................     F-1
Performance Summary............................................................     P-1



     VUL 2000 IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-
I.

                         GENERAL INFORMATION AND HISTORY

     The VUL 2000 prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. Series 2 is a VUL 2000 policy NYLIAC has offered for sale since May 10, 2002, where approved.

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $82.4 billion at the end of 2007. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

             ADDITIONAL INFORMATION ABOUT THE OPERATION OF POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
          -- MainStay VP Balanced--Initial Class
          -- MainStay VP Bond--Initial Class
          -- MainStay VP Capital Appreciation--Initial Class
          -- MainStay VP Cash Management
          -- MainStay VP Common Stock--Initial Class
          -- MainStay VP Conservative Allocation--Initial Class
          -- MainStay VP Convertible--Initial Class
          -- MainStay VP Floating Rate--Initial Class
          -- MainStay VP Government--Initial Class
          -- MainStay VP Growth Allocation--Initial Class
          -- MainStay VP High Yield Corporate Bond--Initial Class

          -- MainStay VP ICAP Select Equity--Initial Class

          -- MainStay VP International Equity--Initial Class
          -- MainStay VP Large Cap Growth--Initial Class
          -- MainStay VP Mid Cap Core--Initial Class
          -- MainStay VP Mid Cap Growth--Initial Class
          -- MainStay VP Mid Cap Value--Initial Class
          -- MainStay VP Moderate Allocation--Initial Class
          -- MainStay VP Moderate Growth Allocation--Initial Class -- MainStay VP S&P 500 Index--Initial Class
          -- MainStay VP Small Cap Growth--Initial Class
          -- MainStay VP Total Return--Initial Class

          -- MainStay VP Value--Initial Class*





     AIM Variable Insurance Funds


          -- AIM V.I. International Growth Fund--Series I Shares**


     The Alger American Fund

          -- Alger American SmallCap Growth--Class O Shares (formerly Alger
             American Small Capitalization)***



     AllianceBernstein(R) Variable Products Series Fund, Inc.


          -- Alliance Bernstein VPS Small/Mid Cap Value Portfolio--Class A
             Shares**


     Calvert Variable Series, Inc.

          -- CVS Calvert Social Balanced Portfolio


     Dreyfus Investment Portfolios
          -- Dreyfus IP Technology Growth--Initial Shares


     DWS Variable Series II


          -- DWS Dreman Small Mid Cap Value VIP--Class A Shares**


     Fidelity Variable Insurance Products Fund
          -- Fidelity(R) VIP Contrafund(R)--Initial Class
          -- Fidelity(R) VIP Equity-Income--Initial Class

     Janus Aspen Series
          -- Janus Aspen Series Balanced--Institutional Shares
          -- Janus Aspen Series Worldwide Growth--Institutional Shares

     MFS(R) Variable Insurance Trust(SM)


          -- MFS(R) Utilities Series--Initial Class**


     Royce Capital Fund:
          -- Royce Micro-Cap Portfolio--Investment Class
          -- Royce Small-Cap Portfolio--Investment Class

     T. Rowe Price Equity Series, Inc.
          -- T. Rowe Price Equity Income Portfolio

     The Universal Institutional Funds, Inc.
          -- Van Kampen UIF Emerging Markets Equity--Class I

          -- Van Kampen UIF U.S. Real Estate--Class I**


     Van Eck Worldwide Insurance Trust
          -- Van Eck Worldwide Hard Assets


       * THE MAINSTAY VP VALUE PORTFOLIO WILL MERGE WITH AND INTO THE MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO ON MAY 16, 2008.



       ** PREMIUMS OR TRANSFERS WILL BE ACCEPTED INTO THIS INVESTMENT DIVISION AS OF MAY 9, 2008.



       *** NO PREMIUMS OR TRANSFERS WILL BE ACCEPTED INTO THIS INVESTMENT DIVISION FROM POLICYOWNERS WHO DID NOT HAVE CASH VALUE ALLOCATED TO THIS INVESTMENT DIVISION PRIOR TO JUNE 1, 2007. POLICYOWNERS WHO REMOVE ALL CASH VALUE ALLOCATIONS FROM THIS INVESTMENT DIVISION WILL NOT BE PERMITTED TO REINVEST IN THIS INVESTMENT DIVISION.


     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Series Fund and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor (see "Sales and Other Agreements," below).

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment

Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the Face Amount of your policy if all of the following conditions are met:

       -- the Primary Insured is still living;

       -- the Primary Insured is age 80 or younger;

       -- the increase you are requesting is at least $5000 or more;

       -- the requested increase will not cause the policy's Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

       -- you submit a written application signed by the insured and the policyowner to either your registered representative or to VPSC at one of the service addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.

     We can limit any increase in the Face Amount of your policy.

     You can request a decrease in the Face Amount of your policy if all of the following conditions are met:

       -- the insured is still living;

       -- the decrease you are requesting will not reduce the policy's Face
          Amount below the minimum Face Amount; and

       -- you submit a written application signed by the insured to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing).

     We may limit any decrease in the Face Amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

     SERIES 1

                                    (a/b) - c

          Where: a = the sum of:

                    (1) the net asset value of the Fund share held in the
                        Separate Account for that Investment Division at the end of the current valuation day, plus

                    (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

                 c = a factor representing the Mortality and Expense Risk
                     charge. This factor is deducted on a daily basis and is currently equal to an annual rate of .50% of the value of each Investment Division's assets.

     SERIES 2

                                      (a/b)

          Where: a = the sum of:

                    (1) the net asset value of the Fund share held in the
                        Separate Account for that Investment Division at the end of the current valuation day, plus

                    (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

     Accidental Death Benefit Rider
     Children's Insurance Rider
     Guaranteed Insurability Rider
     Guaranteed Minimum Death Benefit Rider
     Insurance Exchange Rider
     Life Extension Benefit Rider (Series 2 only)
     Living Benefits Rider
     Monthly Deduction Waiver
     Spouse's Paid-Up Insurance Purchase Option
     Term Insurance on Other Covered Insured Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

       -- ACCIDENTAL DEATH BENEFIT RIDER

     We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured's first birthday or after the policy anniversary on which the insured is age 70.

       -- CHILDREN'S INSURANCE RIDER

     A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or younger when this rider is issued, or when that child would otherwise be covered. However, no child is covered under this rider until the 15th day after birth.

     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1000 of level term insurance. The number of units must be for the same child. Each child covered under this rider is issued in a standard risk class.

     The term insurance coverage, or the paid-up insurance, on each covered child will end the earlier of:

       -- The policy anniversary on which the covered child is age 25; or

       -- The policy anniversary on which the Primary Insured is, or would have been, age 65.

     Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

       -- GUARANTEED INSURABILITY RIDER

     The additional insurance coverage can be either a new policy on the life of the insured or an increase to the existing policy's Face Amount.

     Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 37, 40, 43, and
46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

       -- the marriage of the Primary Insured;

       -- the birth of a living child to the Primary Insured; or

       -- the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is

$10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's Face Amount based on the Primary Insured's age when the policy was issued. The multiples are set forth below:

AGE AT
ISSUE                     MULTIPLE
------                    --------
 0-21                5 times Face Amount
22-37                2 times Face Amount
38-43                1 times Face Amount


     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

       -- GUARANTEED MINIMUM DEATH BENEFIT RIDER

     Under this rider, if your total monthly deduction charges are greater than your policy's Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. Then we will waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period of up to the insured's age 70, 80, or 100.

     The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elect this rider, you will find the GMDB premium on the Policy Data Page. We will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's Face Amount and the face or benefit amount of any riders. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB Premium Test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)


Cumulative                  Cumulative partial    must be at least    Cumulative monthly GMDB
premium payments    less    withdrawals           equal to            premiums from the Policy Date to
to date                     to date                                   the date the test is performed



     If your policy does not satisfy the GMDB Premium Test, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following ways:

          (1) If you take a loan during the first two Policy Years, this rider will end.

          (2) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums that were required up to the time you took the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

       -- INSURANCE EXCHANGE RIDER

     When an exchange is made to a new policy, the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured's age and gender. Please note that in order to exercise the Insurance Exchange Rider, you must send a completed Insurance Exchange Rider form to VPSC at one the addresses listed on the first page of the VUL 2000 Prospectus (or any other address we indicate to you in writing).

     The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.

     Before we can issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured's age, sex, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

     Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:

          (1) If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values is required.

          (2) If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange is required.

     This payment will be treated as a premium payment and will be applied to your policy.

     The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy's classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

       -- LIFE EXTENSION BENEFIT RIDER (SERIES 2 ONLY)

     Without this rider, on the policy anniversary on which the Primary Insured reaches age 100, the Life Insurance Benefit would equal the policy's Cash Surrender Value.

     The cost of this rider is calculated as a percentage of the cost of insurance charges for the base policy. The percentage is shown on the Policy Data Page. This will be deducted from the policy's Cash Value on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90, and continuing until the policy anniversary on which the Primary Insured is age 100. If the policy is still in effect when the Primary Insured reaches age 100, the assets of your policy invested in the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to this policy will end.

     To cancel this rider, you must send a signed written notice in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing). This rider will end on the next Monthly Deduction Day following receipt of your request.

       -- LIVING BENEFITS RIDER

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:


          ---------------------------------------------------
                           CALCULATION STEPS
          ---------------------------------------------------
          STEP 1
          Eligible Proceeds x Elected percentage
          ---------------------------------------------------
          STEP 2
          Result of Step 1 x Interest factor (varies)
          ---------------------------------------------------
          STEP 3
          Result of Step 1 - Result of Step 2
          ---------------------------------------------------
          STEP 4
          Result of Step 3 - Unpaid loan - Administrative Fee
          ---------------------------------------------------


     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     Minimum accelerated benefit amount: $25,000

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     When we make a payment under this rider we will reduce your policy's Face Amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

       -- MONTHLY DEDUCTION WAIVER

     You must provide proof that the Primary Insured has been totally disabled for at least 6 consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

       -- If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

       -- If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.

     This rider will end on the policy anniversary on which the Primary Insured is age 65. Thus, we will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

     In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

          -- the monthly cost of insurance for the base policy;

          -- the monthly cost of riders, if any;

          -- the monthly Policy charge;

          -- the monthly Separate Account administrative charge, if any; and

          -- the monthly Mortality and Expense Risk charge (Series 2 only).

       -- SPOUSE'S PAID-UP PURCHASE INSURANCE OPTION

     The maximum face amount of the spouse's new paid-up whole life policy is the lesser of:

          -- The maximum amount of the Policy Proceeds payable under this policy
             (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

          -- $5,000,000.

FOR POLICIES ISSUED PRIOR TO MAY 13, 2005

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $5,000,000).

FOR POLICIES ISSUED ON OR AFTER MAY 13, 2005

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 30 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $2,500,000).


     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse, and the spouse must consent in writing to the issuance of the new insurance.


       -- TERM INSURANCE ON OTHER COVERED INSURED ("OCI") RIDER

     The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

     Assuming the policy had OCI coverage on the Primary Insured, the cost of insurance rates for OCI coverage will be higher beginning at the Primary Insured's age 80 policy anniversary.

     We refer to any person, including the Primary Insured, who is covered under this rider as an "Other Covered Insured."

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

       -- DOLLAR COST AVERAGING

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

       -- the dollar amount you want to have transferred (minimum transfer:
          $100);

       -- the Investment Division you want to transfer money from;

       -- the Investment Divisions and/or Fixed Account you want to transfer money to;

       -- the date on which you would like the transfers to be made, within limits; and

       -- how often you would like to the transfers made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the requirements of the DCA Plus feature (see below).

     We will make Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You can specify any day of the month with the exception of the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer, you must send a written request in a form acceptable to us to the Variable Products Service Center ("VPSC") at one of the addresses listed on the front page of the VUL 2000 prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

     You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features. Dollar Cost Averaging is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Dollar Cost Averaging.

       -- DCA PLUS ACCOUNT (MAY BE DISCONTINUED AT ANY TIME)

     This feature permits you to set up automatic dollar cost averaging using a 12-month DCA Plus Account and is only available at policy issue. The DCA Plus Account will earn a fixed interest rate. This fixed interest rate will be different and generally should earn a higher rate than the Fixed Account. The guaranteed minimum interest rate is the same as the Fixed Account's minimum interest rate (3% for Variable Universal Life 2000). You can request DCA Plus in addition to our existing options.

     In order to elect DCA Plus, you must allocate a minimum of $1,000 of your initial premium to the DCA Plus Account. If you do not allocate the minimum amount to the DCA Plus Account, the premium amount will be automatically applied to the Investment Divisions and/or the Fixed Account that you have specified to receive transfers from the DCA Plus Account. You must specify the Investment Divisions into which transfers from the DCA Plus Account are to be made. Amounts in the DCA Plus Account will be transferred to the Investment Divisions within a maximum of 12 monthly transfers. These monthly transfers will begin on a date selected by you. You cannot select the 29th, 30th or 31st as a date for these transfers. Transfers will be made on the same day or on the next Business Day (if the day is not a Business Day) each month for a 12-month period. The amount of transfer will be calculated at the time of the scheduled transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account. For example, the amount of the first monthly transfers out of the DCA Plus Account will equal 1/12 of the value of the DCA Plus Account on the date of the transfer. The amount of the remaining transfers will equal 1/11, 1/10, 1/9, 1/8, 1/7, 1/6, 1/5, 1/4, 1/3, 1/2, and the balance, respectively, of the value of the DCA Plus Account on the date of each transfer.

     Any subsequent premium allocated to DCA Plus that we receive during the 12 months of DCA Plus will be added to the existing balance in the DCA Plus Account and be subsequently transferred out in accordance with the remaining transfers. These subsequent premium contributions will be credited with the current interest rate for the DCA Plus Account in effect on the date the premium is received. Only new premium contributions can be added to the DCA Plus Account while active. Transfers into the DCA Plus Account are not permitted. The entire value of the DCA Plus Account will be transferred out during the 12 month period or sooner if the balance falls below $100.00. If on any given month, the amount of a transfer would leave a balance of less than $100.00 in the DCA Plus Account, the entire balance will be transferred out at this point. Once the balance of the DCA Plus Account reaches zero, DCA Plus ends. If an additional premium payment is allocated to the DCA Plus Account, after the duration period has expired or the DCA Plus Account balance has reached zero, the premium contribution will be allocated to the DCA Plus destination funds and you will be notified that your allocations should be changed to reflect the end of DCA Plus.

     You can make partial withdrawals, loans, and transfers (in addition to the automatic transfers described above) from the DCA Plus Account. Loans from the DCA Plus Account will be repaid to the Fixed Account.

     You may cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing).

     Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

       -- AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th and 31st. The minimum cash value you must have allocated to the Separate Account is $2500. We will suspend this feature automatically if the cash value is less than $2000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions for this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next Business Day. You can specify any day of the month other than the 29th, 30th, and 31st. To process

Automatic Asset Reallocation transfers, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus. NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You can cancel the Automatic Asset Reallocation feature at any time. To cancel the Automatic Asset Reallocation feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features. Automatic Asset Reallocation is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Automatic Asset Reallocation.

       -- INTEREST SWEEP

     We will begin to make interest sweep transfers if the amount in the Fixed Account is at least $2500. You can specify any date that you want to make these automatic transfers, with the exception of the 29th, 30th, or 31st of the month. To process an interest sweep transfer, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the VUL 2000 prospectus (or any other address we indicate to you in writing). Interest Sweep is available when DCA Plus is in place, but funds in the DCA Plus Account are not eligible for Interest Sweep.

     -- UPROMISE

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $25 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your VARIABLE LIFE POLICY for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the onetime amount of $25 is deposited into your Upromise Account. There is no additional cost for this rider.

EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS

     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the GPT or CVAT can impact the Life Insurance Benefit.


                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                         LIFE INSURANCE BENEFIT OPTION 1
--------------------------------------------------------------------------------


EXAMPLE 1:
  Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test


                                POLICY A    POLICY B
(1) Face Amount..............  $ 100,000   $ 100,000
(2) Cash Value...............  $  40,000   $  50,000
(3) IRC Section 7702
    Percentage on Date of
    Death....................       215%        215%
(4) Cash Value multiplied by
    7702 Percentage..........  $  86,000   $ 107,500
(5) Death Benefit = Greater
    of (1) and (4)...........  $ 100,000   $ 107,500




--------------------------------------------------------------------------------


EXAMPLE 2:
  Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test


                                POLICY A    POLICY B
(1) Face Amount..............  $ 100,000   $ 100,000
(2) Cash Value...............  $  25,000   $  40,000
(3) IRC Section 7702
    Percentage on Date of
    Death....................       346%        346%
(4) Cash Value multiplied by
    7702 Percentage..........  $  86,500   $ 138,400
(5) Death Benefit = Greater
    of (1) and (4)...........  $ 100,000   $ 138,400






                         LIFE INSURANCE BENEFIT OPTION 2

--------------------------------------------------------------------------------


EXAMPLE 1:
  Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test


                                POLICY A    POLICY B
(1) Face Amount..............  $ 100,000   $ 100,000
(2) Cash Value...............  $  40,000   $  90,000
(3) IRC Section 7702
    Percentage on Date of
    Death....................       215%        215%
(4) Cash Value multiplied by
    7702 Percentage..........  $  86,000   $ 193,500
(5) Death Benefit = Greater
    of
    (1) + (2) and (4)........  $ 140,000   $ 193,500




--------------------------------------------------------------------------------


EXAMPLE 2:
  Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test


                                POLICY A    POLICY B
(1) Face Amount..............  $ 100,000   $ 100,000
(2) Cash Value...............  $  25,000   $  50,000
(3) IRC Section 7702
    Percentage on Date of
    Death....................       346%        346%
(4) Cash Value multiplied by
    7702 Percentage..........  $  86,500   $ 173,000
(5) Death Benefit = Greater
     of
     (1) + (2) and (4).......  $ 125,000   $ 173,000



             (Effect of IRC Section 7702 on Life Insurance Benefit)


                         LIFE INSURANCE BENEFIT OPTION 3
  (ONLY AVAILABLE WITH SERIES 2)

--------------------------------------------------------------------------------

EXAMPLE 1:
  Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test


                                POLICY A    POLICY B
(1) Face Amount..............  $ 100,000   $ 100,000
(2) Adjusted Total Premium...  $  25,000   $  25,000
(3) Cash Value...............  $  50,000   $  75,000
(4) IRC Section 7702
    Percentage on Date of
    Death....................       215%        215%
(5) Cash Value multiplied by
    7702 Percentage..........  $ 107,500   $ 161,250
(6) Death Benefit = Greater
    of
    (1) + (2) and (5)........  $ 125,000   $ 161,250




--------------------------------------------------------------------------------


EXAMPLE 2:
  Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test


                                POLICY A    POLICY B
(1) Face Amount..............  $ 100,000   $ 100,000
(2) Adjusted Total Premium...  $  20,000   $  20,000
(3) Cash Value...............  $  30,000   $  40,000
(4) IRC Section 7702
    Percentage on Date of
    Death....................       346%        346%
(5) Cash Value multiplied by
    7702 Percentage..........  $ 103,800   $ 138,400
(6) Death Benefit = Greater
    of
    (1) + (2) and (5)........  $ 120,000   $ 138,400



ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS

     You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

                                     EXAMPLE



CHANGE FROM OPTION 1 TO OPTION 2

Cash Value                         $  200,000

Face Amount
  before option change             $1,000,000

Face Amount
  after option change              $  800,000
  ($1,000,000 - $200,000)

Life Insurance Benefit
  immediately before and
  after Option change              $1,000,000





CHANGE FROM OPTION 2 TO OPTION 1

Cash Value                         $  150,000

Face Amount
  before option change             $1,000,000

Face Amount
  after option change              $1,150,000
  ($1,000,000 + $150,000)

Life Insurance Benefit
  immediately before and
  after Option change              $1,150,000







CHANGE FROM OPTION 3 TO OPTION 1 (FOR
SERIES 2 ONLY)

Adjusted Total Premium               $100,000

Cash Value                           $150,000

Face Amount
  before option change             $1,000,000

Face Amount
  after option change
  (1,000,000 + 100,000)            $1,100,000

Life Insurance Benefit
  immediately before and
  after Option change              $1,100,000




CHANGE FROM OPTION 3 TO OPTION 2 (FOR
SERIES 2 ONLY)
Cash Value is greater than Adjusted Total
  Premium
Adjusted Total Premium               $100,000
Cash Value                           $200,000
Face Amount
  before option change             $1,000,000
Face Amount
  after option change
  (1,000,000 - 100,000)              $900,000
Life Insurance Benefit
  immediately before and
  after Option change              $1,100,000







CHANGE FROM OPTION 3 TO OPTION 2 (FOR
SERIES 2 ONLY)

Cash Value is less than Adjusted Total
  Premium

Adjusted Total Premium               $250,000

Cash Value                           $200,000

Face Amount
  before option change             $1,000,000

Face Amount
  after option change
  (1,000,000 + 50,000)             $1,050,000

Life Insurance Benefit
  immediately before and
  after Option change              $1,250,000

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS


     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.


     The maximum commissions payable to a broker-dealer in the first 30 policy years are equivalent to the present value of an annual commission rate for 30 years of 8.7% per year.(1) Broker-dealers receive commission not to exceed 50% of premiums paid up to the Target Premium in Policy Year 1, 20% for Policy Years 2-5, 6.5% in Policy Year 6, 5.5% in Policy Year 7, 5.0% in Policy Years 8-10, and 3.5% in Policy Years 11-15. In addition, we pay broker-dealers a maximum of 3% commission on premiums paid in excess of the Target Premium in Policy Years 1-15. The "Target Premium" is used in the calculation of the maximum commission payable and based on the policyowner's age at the inception of the policy, gender and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.


     The total commissions paid during the fiscal years ended December 31, 2007, 2006, and 2005 were $14,022,640, $13,403,908, and $15,785,450, respectively.
NYLIFE Distributors did not retain any of these commissions.


     Broker-dealers may also receive additional compensation based on a percentage of a policy's Separate Account Value, less any policy loans, beginning in Policy Year 4. The percentages are not expected to exceed 0.20% in Policy Years 4-15 and 0.15% in Policy Years 16 and beyond.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.


----------
(1) Assumes a discount rate of 6%. Additional assumptions for the VUL 2000 product are Male Issue Age 36, issued preferred, with a planned annual premium of $3,000 and an initial face amount of $250,000.

                              UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (i) the insured's age; (ii) the insured's health history; (iii) whether the insured smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's Face Amount of coverage is increased, premiums and Cash Values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.

     The following example reflects how charges can impact a VUL 2000 (Series 2) policy.

                             EXAMPLE (FOR SERIES 2)

     This example assumes a male insured, issue age 36, a Surrender Charge Premium of $3,928, an initial face amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.16% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.




PREMIUM(1)                             $3,000.00
  Less sales expense charge(2)             82.50
  Less state premium tax charge (2%)       60.00
  Less Federal tax charge (1.25%)
       (if applicable)                     37.50

-------------------------------------

NET PREMIUM                            $2,820.00
  Plus net investment performance
       (earned from the Investment
       Divisions and/or the Fixed         128.84
       Account) (varies daily)
  Less total annual monthly contract
       charge(3)                          360.00
  Less total annual monthly cost of
       insurance charge (varies           221.92
       monthly)
  Less total annual Separate Account
       administrative charge (based
       on amount of cash value              5.20
       allocated to the Separate            0.00
       Account)(4)
  Less total annual monthly cost of
       riders(5)
  Less total annual Mortality and
       Expense Risk Charge (based on
       cash value allocated to the         13.03
       Separate Account)
-------------------------------------

CASH VALUE                             $2,348.69
  Less surrender charge(6)
       (if applicable)                  1,320.00
-------------------------------------

CASH SURRENDER VALUE
  (as of the end of the first Policy   $1,028.69
        Year)





 You choose the amount of premium you intend to pay and the frequency that you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

--------------------------------------------------------------------------------

 We allocate your net premium to the Investment Divisions and/or the Fixed Account based on your instructions.

--------------------------------------------------------------------------------

 Cash value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender
 Value of your policy.

--------------------------------------------------------------------------------

 We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal, or full surrender in the first fifteen Policy Years, or within fifteen years after you increase the Face Amount.

--------------------------------------------------------------------------------

 The amount of loans, withdrawals and surrenders you can make is based on your policy's Cash Surrender Value.
 Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy's monthly charges.

--------
  (1) This example assumes you pay an annual planned premium of $3,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.
  (2) For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
  (3) We currently deduct a monthly contract charge of $30 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
  (4) For details about how we calculate the Separate Account administrative charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
  (5) This example assumes you have not chosen any riders.
  (6) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

     The following is additional information about specific charges that can be associated with your policy.

                      ADDITIONAL INFORMATION ABOUT CHARGES

                            DEDUCTIONS FROM PREMIUMS

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Surrender Charge Premium for your policy.

SURRENDER CHARGE PREMIUM

     When your policy is issued, we determine the initial Surrender Charge Premium for your policy. Your Surrender Charge Premium is based on the specific age, sex, and underwriting class of the insured and the base policy amount. We use the Surrender Charge Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Surrender Charge Premium generally will increase these charges. You can find your initial Surrender Charge Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Surrender Charge Premium to reflect the amount of increase and the insured's attained age on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Surrender Charge Premium, starting with the portion of your Surrender Charge Premium attributable to the most recent increase.


STATE PREMIUM TAX CHARGE



     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0% to 3.5% of premium payments. (This premium tax may be higher in certain U.S. territories.) We currently deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.


FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

CHARGES FOR TAXES

     We impose a Federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account and/or DCA Plus Account.


     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise, and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

                               TRANSACTION CHARGES

SURRENDER CHARGES

       -- Charges in Policy Years 1-15 (Series 1 only)--The Surrender Charge we deduct is the lesser of 1 or 2:

          1. 50% of the total premiums you have paid under the policy; or


          2. A percentage (which changes by duration) of the Surrender Charge Premium shown in the table below for the applicable Policy Year. The Surrender Charge Premium is shown on your Policy Data Page. The Surrender Charge we deduct if you surrender your policy or increase or decrease the Face Amount of your policy is described below.


                                              PERCENTAGE
                              POLICY YEAR       APPLIED
                              -----------    ------------
                                  1-3            100%
                                    4             93%
                                    5             86%
                                    6             79%
                                    7             72%
                                    8             65%
                                    9             58%
                                   10             51%
                                   11             44%
                                   12             37%
                                   13             30%
                                   14             23%
                                   15             15%
                                   16+             0%



     Example: Assume that a policyowner (a) has a policy with a Surrender Charge
              Premium of $1,495.00, (b) has paid $3,500.00 of premiums under the policy, (c) has not increased the Face Amount of the policy, and
              (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of (i) 100% of the Surrender Charge Premium ($1,495.00) or (ii) 50% of the total premiums paid ($1,750.00). In this case, the surrender charge would be $1,495.00.


       -- Charges in Policy Years 1-15 (Series 2 only)--The Surrender Charge we deduct is the lesser of 1 or 2:

          1. 50% of (a-b) where

            (a) = Total premiums paid

            (b) = Cumulative monthly contract charges actually incurred for the first 3 Policy Years. The amount will never be greater than $372 in Year 1, $504 in Year 2, and $636 thereafter. (This represents a $31 monthly contract charge in Year 1, an additional $11 per month in Year 2, and an additional $11 per month thereafter.) Component (b) of the Surrender Charge formula applies only when calculating the Surrender Charge on the original face amount.)

          2. A percentage (which changes by duration) of the Surrender Charge Premium shown in the table below for the applicable Policy Year.


                                             PERCENTAGE
                              POLICY YEAR      APPLIED
                              -----------    ----------
                                  1-4           100%
                                    4            93%
                                    5            86%
                                    6            79%
                                    7            72%
                                    8            65%
                                    9            58%
                                   10            51%
                                   11            44%
                                   12            37%
                                   13            29%
                                   14            19%
                                   15             9%
                                   16+            0%



     Example: Assume that a policyowner (a) has a policy with a Surrender Charge
              Premium of $1,495.00, (b) has paid $3,500.00 of premiums under the policy, (c) has not increased the Face Amount of the policy, and
              (d) surrenders the policy at the end of the third Policy Year. The surrender charge for the policy would be the lesser or (i) 100% of the Surrender Charge Premium ($1,495.00) or (ii) 50% of (Total premiums paid less Cumulative monthly contract charges). Fifty percent of ($3,500.00 -- $600.00) equals $1,450.00. In this case, the surrender charge would be $1,450.00.


       -- Additional Contract Charge on a Surrender or Lapse in the First Policy
          Year--If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge also will apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals the difference between a and b multiplied by c where:

          a = the monthly contract charge for the first Policy Year;

          b = the monthly charge for subsequent Policy Years; and

          c = the number of Monthly Deduction Days that fall during the first
              Policy Year, between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

     This charge will not exceed $341.

       -- Surrender Charges after Face Amount Increases--If you increase your policy's Face Amount (other than the increase that results from a change in your Life Insurance Benefit Option), we will apply a new Surrender Charge schedule to the amount of the increase in the Face Amount. This schedule will start on the day we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured's age on the most recent policy anniversary at the time of the increase. The original Surrender Charge schedule will continue to apply to the original Face Amount of your policy. If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:

          (1) based on the Surrender Charge associated with the last increase in Face Amount;

          (2) based on each prior increase, in the reverse order that the increases occurred; and

          (3) based on the initial face amount.

       -- Surrender Charges on Face Amount Decreases--If you decrease the Face
          Amount of your policy, we will deduct a Surrender Charge, if applicable. This charge will equal the difference between the Surrender Charge that we would have charged if you had surrendered your entire policy before the decrease and the Surrender Charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a Surrender Charge on a decrease or termination of any rider.


                   EXAMPLE:

---------------------------------------------
Face Amount prior to Decrease:       $500,000
Amount of Decrease:                  $100,000
                                     --------
Face Amount after Decrease:          $400,000

Surrender Charge on Face Amount
  prior to Decrease ($500,000)       $  1,280
Less Surrender Charge on Face
  Amount after Decrease
  ($400,000)                         $  1,030
---------------------------------    --------
Surrender Charge Deducted            $    250





       -- Partial Withdrawal Fee and Surrender Charge--If you make a partial withdrawal we will deduct a processing fee of $25 and, if the partial withdrawal results in a decrease to your policy's Face Amount, we will deduct a surrender charge (as described above).

       -- Transfer Charge--We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

                           DEDUCTIONS FROM CASH VALUE

CHARGE FOR COST OF INSURANCE PROTECTION

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate that applies to the insured at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount. If you request and we approve an increase in your policy's Face Amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

     On each Monthly Deduction Day, we deduct a Separate Account Administrative Charge based on the cash value allocated to the Separate Account as of that Monthly Deduction Day to cover the cost of providing administrative policy services. We guarantee that this charge never will be more than, on an annual basis, 0.20% of the cash value in the Separate Account.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you elect this optional benefit, we will charge you an amount equal to $.01 per $1000 multiplied by the sum of your policy's Face Amount and the face or benefit amounts of any riders. In addition to this charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

LIFE EXTENSION BENEFIT RIDER CHARGE (SERIES 2 ONLY)

     If you elect this optional benefit, we will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age
90. We calculate this charge as a percentage of the cost of insurance charge for the base policy.

MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

     We currently deduct on a monthly basis a Mortality and Expense Risk charge that is equal to an annual rate of 0.50% of the Cash Value allocated to the Separate Account. While we may change the Mortality and Expense Risk charge that we deduct, we guarantee that this charge never will be more than an annual rate of 0.80% of the Cash Value allocated to the Separate Account.


OTHER RIDER CHARGES



     Each month, we deduct any applicable charges for any other optional riders you have chosen.


                      DEDUCTIONS FROM THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE (FOR SERIES 1 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. Each day, we deduct a Mortality and Expense Risk charge. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

     The current deduction for this charge is equal to an annual rate of 0.50% of each Investment Division's average daily net asset value. While we may change the Mortality and Expense Risk charge that we deduct, we guarantee that this charge never will be more than an annual rate of 0.80% of each Investment Division's average daily net asset value.

                                      LOANS

     You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

       -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

       -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2007 and 2006, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2007 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2007 and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PERFORMANCE SUMMARY


     Performance data shown represents past performance and is no guarantee of future results. Due to current market volatility, current performance may be less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested, and total portfolio operating expenses. It does not reflect the cost of insurance, surrender charges, monthly contract charges, separate account administrative charge, sales expense charge, and state and federal tax charges. Had these expenses been deducted, total returns would have been lower. The advisors to some of the Portfolios have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.




PERFORMANCE SUMMARY FOR PORTFOLIOS AVAILABLE IN


NYLIAC VARIABLE UNIVERSAL LIFE INSURANCE PRODUCTS(1):


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2007



                                                          PORTFOLIO   YEAR                                  10 YEAR
                                                          INCEPTION    TO       1        3        5        OR SINCE
INVESTMENT DIVISIONS                                       DATE(2)    DATE     YEAR    YEARS    YEARS    INCEPTION(3)
MainStay VP Series Funds:
  Balanced--Initial Class                                 5/2/2005    2.80%    2.80%      NA       NA         7.20%
  Bond--Initial Class                                     1/23/1984   6.52     6.52     4.40%    4.36%        5.74
  Capital Appreciation--Initial Class                     1/29/1993  12.39    12.39     8.37    10.98         3.29
  Cash Management--Current 7-day yield as of December
     31, 2007 is 4.38%(4)                                 1/29/1993   4.86     4.86     4.13     2.77         3.50
  Common Stock--Initial Class                             1/23/1984   5.14     5.14     9.67    13.07         6.32
  Conservative Allocation--Initial Class                  2/13/2006   7.49     7.49       NA       NA         8.36
  Convertible--Initial Class                              10/1/1996  14.86    14.86    10.58    11.89         8.33
  Floating Rate--Initial Class                            5/2/2005    2.60     2.60       NA       NA         3.99
  Government--Initial Class                               1/29/1993   6.69     6.69     4.36     3.65         5.35
  Growth Allocation--Initial Class                        2/13/2006  10.41    10.41       NA       NA        12.17
  High Yield Corporate Bond--Initial Class                5/1/1995    2.31     2.31     5.67    12.65         7.79
  ICAP Select Equity--Initial Class                       5/1/1998    6.86     6.86    10.36    13.88         5.32
  International Equity--Initial Class                     5/1/1995    4.93     4.93    14.17    17.82         9.19
  Large Cap Growth--Initial Class                         5/1/1998   21.35    21.35    10.74    11.18         6.18
  Mid Cap Core--Initial Class                             7/2/2001    5.03     5.03    11.84    18.29        10.36
  Mid Cap Growth--Initial Class                           7/2/2001   15.79    15.79    13.99    21.33         8.68
  Mid Cap Value--Initial Class                            7/2/2001   -1.14    -1.14     6.02    12.56         6.73
  Moderate Allocation--Initial Class                      2/13/2006   8.73     8.73       NA       NA         9.94
  Moderate Growth Allocation--Initial Class               2/13/2006   9.40     9.40       NA       NA        11.36
  S&P 500 Index--Initial Class(5)                         1/29/1993   5.22     5.22     8.37    12.51         5.65
  Small Cap Growth--Initial Class                         7/2/2001   -3.19    -3.19     2.32    10.67         2.40
  Total Return--Initial Class                             1/29/1993   7.51     7.51     7.83     9.80         5.40
  Value--Initial Class(6)                                 5/1/1995    2.19     2.19     8.88    12.84         5.49
Alger American Small Capitalization--Class O Shares(7)    9/20/1988  17.24    17.24    18.04    22.24         5.52
CVS Calvert Social Balanced Portfolio                     9/2/1986    2.76     2.76     5.70     8.81         4.66
Dreyfus IP Technology Growth--Initial Shares              8/31/1999  14.72    14.72     7.49    13.50        -1.70
Fidelity(R) VIP Contrafund(R)--Initial Class              1/3/1995   17.59    17.59    15.38    17.91        10.58
Fidelity(R) VIP Equity-Income--Initial Class              10/9/1986   1.53     1.53     8.91    13.43         6.67
Janus Aspen Series Balanced--Institutional Shares         9/13/1993  10.54    10.54     9.73    10.34         9.27
Janus Aspen Series Worldwide Growth--Institutional
  Shares                                                  9/13/1993   9.63     9.63    11.11    12.25         6.29
Royce Micro-Cap Portfolio--Investment Class              12/27/1996   3.98     3.98    12.00    19.00        15.60
Royce Small-Cap Portfolio--Investment Class              12/27/1996  -2.14    -2.14     7.08    16.70        13.50
T. Rowe Price Equity Income Portfolio                     3/31/1994   3.26     3.26     8.48    13.01         7.59
Van Eck Worldwide Hard Assets Fund                        8/31/1989  45.36    45.36    40.01    37.62        14.87
Van Kampen UIF Emerging Markets Equity--Class I           10/1/1996  40.45    40.45    37.12    36.57        13.82
---------------------------------------------------------------------------------------------------------------------





This report shows the actual investment performance of the Investment Divisions available with NYLIAC's retail variable universal life insurance products. These performance figures reflect investment management fees and direct operating expenses of the Investment Divisions. They do not reflect administrative costs, cost of insurance, and other policy charges (see the prospectus for details). If these charges were applied, the returns would be lower. CONSEQUENTLY, THE RETURNS SHOWN ARE GREATER THAN ACTUAL RETURNS THAT WOULD HAVE BEEN RECEIVED UNDER THE POLICY DURING THE PERIODS SHOWN. Policy fees and expenses vary by product. We recommend that you obtain a personalized illustration from your registered representative which takes into account the amount of insurance purchased, complete fees and charges under your specific policy, gender, age and underwriting classification. Performance data shown represents past performance and is not a guarantee of future results. Due to market volatility, current performance may be more or less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the premium payments. For current month-end performance information, please visit www.newyorklife.com.



These rates of return are not an estimate or guarantee of future performance. Your policy and the actual investment return of the subaccounts will fluctuate in response to market conditions and the specific Investment Divisions you choose. The advisors to some of the Investment Divisions have assumed or reduced some of those Investment Division's fees and expenses. Had these expenses not been assumed or reduced, the total returns for these Investment Divisions would have been lower.



Policyowners may invest in one or more of the Investment Divisions. Each Investment Division has its own investment objective, which will affect its return and its risk. The Investment Divisions offered through a NYLIAC variable universal life insurance product are different from mutual funds that may have similar names but are available directly to the public. Investment results will vary. Availability of Investment Divisions will differ for the various products. Please refer to your product prospectus for Investment Division availability.



FOR MORE INFORMATION, YOU SHOULD REFER TO YOUR PRODUCT AND FUND PROSPECTUSES OR VISIT WWW.NEWYORKLIFE.COM. POLICYOWNERS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. BOTH THE PRODUCT PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE PRODUCT AND UNDERLYING INVESTMENT OPTIONS. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING.



(1) Flexible Premium Variable Universal Life (VUL), Variable Universal Life 2000 (VUL 2000), Variable Universal Life Provider (VUL Provider), Single Premium Variable Universal Life (SPVUL) and Survivorship Variable Universal Life
    (SVUL).



(2) The Portfolio Inception Date is the date the underlying Portfolio was established, not the date the Portfolio was added as an Investment Division to the NYLIAC Separate Account.



(3) This column shows the 10-year performance of a Portfolio. If the Portfolio is less than 10 years old, the performance is as of the Inception Date.



(4) AN INVESTMENT IN THE MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER UNIT, IT IS POSSIBLE TO LOSE MONEY. THE CURRENT YIELD MORE CLOSELY REFLECTS THE INVESTMENT DIVISION EARNINGS THAN THE TOTAL RETURN FIGURES SHOWN.



(5) MainStay VP S&P 500 Index Portfolio--Initial Class. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring Large Cap U.S. stock market performance. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by the MainStay VP S&P 500 Index Portfolio. The MainStay VP S&P 500 Index is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP S&P 500 Index Portfolio. Investors cannot directly purchase an index.



(6) The MainStay VP Value portfolio will merge with and into the MainStay VP ICAP Select Equity portfolio on May 16, 2008.



(7) New allocations to the Alger American Small Capitalization Portfolio--Class O Shares Investment Division will not be accepted from policyowners who were not invested in the Investment Division as of June 1, 2007.



Issued by: New York Life Insurance and Annuity Corporation (A Delaware
                                  Corporation)
                      51 Madison Avenue, New York, NY 10010
                    Distributed by: NYLIFE Distributors, LLC
                                Member FINRA/SIPC

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS



GROUP 1 POLICIES:   Variable Universal Life
                    Survivorship Variable Universal Life -
                    Series 1

GROUP 2 POLICIES:   Variable Universal Life 2000 -
                    Series 1
                    Single Premium Variable Universal Life -
                    Series 1

GROUP 3 POLICIES:   Pinnacle Variable Universal Life
                    Pinnacle Survivorship Variable Universal Life

GROUP 4 POLICIES:   Variable Universal Life 2000 -
                    Series 2
                    Survivorship Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 3
                    Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007






                                                                               MAINSTAY VP
                                           MAINSTAY VP       MAINSTAY VP         CAPITAL
                                           BALANCED--          BOND--        APPRECIATION--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $9,933,300        $30,380,161      $237,777,254
  Dividends due and accrued...........             --                 --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           (789)             9,087             1,281

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          7,917             34,960           350,627
     Administrative charges...........            907              3,502            45,013
                                           ----------        -----------      ------------
       Total net assets...............     $9,923,687        $30,350,786      $237,382,895
                                           ==========        ===========      ============

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $3,477,041        $13,104,625      $168,430,216
     Group 2 Policies.................      1,921,945         10,730,941        60,490,563
     Group 3 Policies.................             --          1,169,742           462,122
     Group 4 Policies.................      4,524,701          5,345,478         7,999,994
                                           ----------        -----------      ------------
       Total net assets...............     $9,923,687        $30,350,786      $237,382,895
                                           ==========        ===========      ============
     Group 1 variable accumulation
       unit value.....................     $    11.82        $     21.03      $      24.43
                                           ==========        ===========      ============
     Group 2 variable accumulation
       unit value.....................     $    11.89        $     15.65      $       9.29
                                           ==========        ===========      ============
     Group 3 variable accumulation
       unit value.....................     $       --        $     13.60      $      11.99
                                           ==========        ===========      ============
     Group 4 variable accumulation
       unit value.....................     $    12.05        $     13.27      $      13.45
                                           ==========        ===========      ============


Identified Cost of Investment.........     $9,955,530        $29,644,611      $186,722,085
                                           ==========        ===========      ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                          MAINSTAY VP       MAINSTAY VP                                                              MAINSTAY VP
        MAINSTAY VP         COMMON         CONSERVATIVE       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH
           CASH             STOCK--        ALLOCATION--      CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--      ALLOCATION--
        MANAGEMENT       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
      ---------------------------------------------------------------------------------------------------------------------------


        $50,395,990      $116,454,652       $2,600,528        $42,578,301        $7,752,912        $18,824,839       $17,109,983
            167,898                --               --                 --            41,259                 --                --

             17,193             6,745           42,256             15,549             3,181             48,058            24,513



             36,573           159,438            2,441             47,555             5,950             21,177            14,066
              3,645            18,396              317              3,265               653              2,215             1,522
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $50,540,863      $116,283,563       $2,640,026        $42,543,030        $7,790,749        $18,849,505       $17,118,908
        ===========      ============       ==========        ===========        ==========        ===========       ===========



        $15,061,887      $ 70,275,532       $1,263,641        $12,341,994        $2,344,960        $ 8,394,013       $ 6,399,861
         11,840,438        37,366,845          415,678         21,168,151         1,618,789          6,014,364         3,802,647
         13,675,583           879,885               --            480,659         1,000,030            413,543                --
          9,962,955         7,761,301          960,707          8,552,226         2,826,970          4,027,585         6,916,400
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $50,540,863      $116,283,563       $2,640,026        $42,543,030        $7,790,749        $18,849,505       $17,118,908
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.55      $      34.85       $    11.48        $     24.52        $    10.89        $     19.62       $     12.25
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.24      $      13.21       $    11.40        $     17.34        $    10.95        $     15.19       $     12.10
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.18      $      13.51       $       --        $     16.60        $    10.61        $     13.01       $        --
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.15      $      15.46       $    11.51        $     16.75        $    11.10        $     12.77       $     12.22
        ===========      ============       ==========        ===========        ==========        ===========       ===========


        $50,396,150      $106,846,716       $2,585,321        $33,400,257        $8,029,281        $18,628,747       $16,664,089
        ===========      ============       ==========        ===========        ==========        ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                           MAINSTAY VP
                                           HIGH YIELD        MAINSTAY VP       MAINSTAY VP
                                            CORPORATE        ICAP SELECT      INTERNATIONAL
                                             BOND--           EQUITY--          EQUITY--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....    $105,951,170       $27,958,259       $67,417,112
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          72,881            14,356           (22,410)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................         118,631            27,224            70,539
     Administrative charges...........          13,760             1,795             7,689
                                          ------------       -----------       -----------
       Total net assets...............    $105,891,660       $27,943,596       $67,316,474
                                          ============       ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 52,218,120       $ 7,024,315       $29,328,804
     Group 2 Policies.................      27,661,905        12,628,996        18,671,587
     Group 3 Policies.................       1,901,275           424,652                --
     Group 4 Policies.................      24,110,360         7,865,633        19,316,083
                                          ------------       -----------       -----------
       Total net assets...............    $105,891,660       $27,943,596       $67,316,474
                                          ============       ===========       ===========
     Group 1 variable accumulation
       unit value.....................    $      28.25       $     13.92       $     27.42
                                          ============       ===========       ===========
     Group 2 variable accumulation
       unit value.....................    $      18.19       $     14.94       $     16.98
                                          ============       ===========       ===========
     Group 3 variable accumulation
       unit value.....................    $      18.62       $     15.81       $        --
                                          ============       ===========       ===========
     Group 4 variable accumulation
       unit value.....................    $      17.77       $     15.92       $     20.89
                                          ============       ===========       ===========


Identified Cost of Investment.........    $ 99,764,355       $25,644,639       $56,625,228
                                          ============       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                                                                                  MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP
         LARGE CAP          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500
         GROWTH--           CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


        $26,909,831       $37,066,714       $47,672,661       $40,243,913       $11,725,161       $21,667,546      $286,819,626
                 --                --                --                --                --                --                --

             35,820            51,259            25,782             3,898            13,595            78,470           (51,139)



             28,925            33,908            40,791            37,968            10,355            20,048           356,742
              1,348             3,418             3,645             3,587             1,093             2,141            40,823
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $26,915,378       $37,080,647       $47,654,007       $40,206,256       $11,727,308       $21,723,827      $286,370,922
        ===========       ===========       ===========       ===========       ===========       ===========      ============



        $ 5,669,939       $13,176,712       $13,697,815       $13,762,084       $ 4,593,759       $ 8,640,447      $154,823,166
         15,653,249        10,340,484        14,417,786        12,856,673         3,125,805         5,767,567        85,692,231
            486,534                --                --                --                --                --         4,322,017
          5,105,656        13,563,451        19,538,406        13,587,499         4,007,744         7,315,813        41,533,508
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $26,915,378       $37,080,647       $47,654,007       $40,206,256       $11,727,308       $21,723,827      $286,370,922
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      8.97       $     18.14       $     16.43       $     14.60       $     11.80       $     12.08      $      37.28
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $     12.24       $     18.50       $     17.23       $     14.78       $     11.71       $     11.92      $      12.31
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $     12.33       $        --       $        --       $        --       $        --       $        --      $      14.14
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $     13.97       $     19.88       $     19.71       $     15.19       $     11.90       $     12.10      $      15.40
        ===========       ===========       ===========       ===========       ===========       ===========      ============


        $20,621,868       $35,437,602       $39,045,782       $39,497,148       $11,471,418       $20,990,487      $216,147,901
        ===========       ===========       ===========       ===========       ===========       ===========      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007




                                           MAINSTAY VP       MAINSTAY VP
                                            SMALL CAP           TOTAL          MAINSTAY VP
                                            GROWTH--          RETURN--           VALUE--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $20,178,380       $64,428,471       $81,499,313
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           7,545            32,257            22,828

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          16,827            90,422           105,176
     Administrative charges...........           1,395            11,617            12,821
                                           -----------       -----------       -----------
       Total net assets...............     $20,167,703       $64,358,689       $81,404,144
                                           ===========       ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $ 5,033,560       $44,163,570       $49,350,573
     Group 2 Policies.................       6,580,178        15,890,375        21,948,144
     Group 3 Policies.................              --           239,634           696,552
     Group 4 Policies.................       8,553,965         4,065,110         9,408,875
                                           -----------       -----------       -----------
       Total net assets...............     $20,167,703       $64,358,689       $81,404,144
                                           ===========       ===========       ===========
     Group 1 variable accumulation
       unit value.....................     $     11.15       $     25.40       $     27.62
                                           ===========       ===========       ===========
     Group 2 variable accumulation
       unit value.....................     $     11.54       $     12.50       $     16.62
                                           ===========       ===========       ===========
     Group 3 variable accumulation
       unit value.....................     $        --       $     13.64       $     14.52
                                           ===========       ===========       ===========
     Group 4 variable accumulation
       unit value.....................     $     13.57       $     14.46       $     14.81
                                           ===========       ===========       ===========


Identified Cost of Investment.........     $20,386,532       $62,740,327       $70,303,110
                                           ===========       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









           ALGER              ALGER            AMERICAN
         AMERICAN           AMERICAN          CENTURY VP          AMERICAN          AMERICAN         CVS CALVERT       DREYFUS IP
         LEVERAGED            SMALL            INFLATION         CENTURY VP        CENTURY VP          SOCIAL          TECHNOLOGY
         ALL CAP--      CAPITALIZATION--     PROTECTION--     INTERNATIONAL--        VALUE--          BALANCED          GROWTH--
      CLASS O SHARES     CLASS O SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES
      -----------------------------------------------------------------------------------------------------------------------------


         $488,763          $53,744,316          $74,985          $2,730,022         $842,625         $4,829,768        $11,352,857
               --                   --              231                  --               --                 --                 --

              (62)                (875)              --                  36              (32)             8,490              6,702



               --               67,784               --                  --               --              5,495              9,850
               --                6,546               --                  --               --                444                910
         --------          -----------          -------          ----------         --------         ----------        -----------
         $488,701          $53,669,111          $75,216          $2,730,058         $842,593         $4,832,319        $11,348,799
         ========          ===========          =======          ==========         ========         ==========        ===========



         $     --          $23,986,096          $    --          $       --         $     --         $1,712,705        $ 3,474,920
               --           20,855,485               --                  --               --          2,182,561          3,328,566
          488,701              907,308           75,216           2,730,058          842,593                 --            241,816
               --            7,920,222               --                  --               --            937,053          4,303,497
         --------          -----------          -------          ----------         --------         ----------        -----------
         $488,701          $53,669,111          $75,216          $2,730,058         $842,593         $4,832,319        $11,348,799
         ========          ===========          =======          ==========         ========         ==========        ===========
         $     --          $     17.05          $    --          $       --         $     --         $    17.45        $     10.69
         ========          ===========          =======          ==========         ========         ==========        ===========
         $     --          $     12.97          $    --          $       --         $     --         $    12.44        $     11.17
         ========          ===========          =======          ==========         ========         ==========        ===========
         $  23.51          $     20.75          $ 11.75          $    22.87         $  17.03         $       --        $     14.36
         ========          ===========          =======          ==========         ========         ==========        ===========
         $     --          $     22.57          $    --          $       --         $     --         $    14.21        $     14.46
         ========          ===========          =======          ==========         ========         ==========        ===========


         $416,280          $30,556,563          $73,034          $2,484,196         $912,210         $4,608,674        $ 9,305,777
         ========          ===========          =======          ==========         ========         ==========        ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                                                                FIDELITY(R)
                                           DREYFUS VIF       FIDELITY(R)            VIP
                                           DEVELOPING            VIP              EQUITY-
                                            LEADERS--      CONTRAFUND(R)--       INCOME--
                                         INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                         ---------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $1,161,102        $217,913,694       $74,582,469
  Dividends due and accrued...........             --                  --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           (128)             80,641           (90,195)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --             264,101            81,744
     Administrative charges...........             --              28,604             8,909
                                           ----------        ------------       -----------
       Total net assets...............     $1,160,974        $217,701,630       $74,401,621
                                           ==========        ============       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $       --        $106,765,908       $34,182,159
     Group 2 Policies.................             --          68,720,764        21,777,708
     Group 3 Policies.................      1,160,974           6,943,366         3,044,412
     Group 4 Policies.................             --          35,271,592        15,397,342
                                           ----------        ------------       -----------
       Total net assets...............     $1,160,974        $217,701,630       $74,401,621
                                           ==========        ============       ===========
     Group 1 variable accumulation
       unit value.....................     $       --        $      32.66       $     23.49
                                           ==========        ============       ===========
     Group 2 variable accumulation
       unit value.....................     $       --        $      19.26       $     16.33
                                           ==========        ============       ===========
     Group 3 variable accumulation
       unit value.....................     $    13.86        $      20.36       $     16.10
                                           ==========        ============       ===========
     Group 4 variable accumulation
       unit value.....................     $       --        $      20.35       $     15.97
                                           ==========        ============       ===========

Identified Cost of Investment.........     $1,410,043        $202,537,061       $74,231,157
                                           ==========        ============       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                                                                    JANUS ASPEN
                                            FIDELITY(R)                                           JANUS ASPEN         SERIES
        FIDELITY(R)       FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP
            VIP               VIP           INVESTMENT            VIP               VIP           BALANCED--         GROWTH--
         GROWTH--         INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
      --------------------------------------------------------------------------------------------------------------------------


        $2,257,204        $2,818,194         $795,494         $3,433,762        $4,218,948       $127,383,112        $461,581
                --                --               --                 --                --                 --              --

                --               (36)             (35)              (208)             (127)          (106,539)            (39)



                --                --               --                 --                --            159,959              --
                --                --               --                 --                --             12,276              --
        ----------        ----------         --------         ----------        ----------       ------------        --------
        $2,257,204        $2,818,158         $795,459         $3,433,554        $4,218,821       $127,104,338        $461,542
        ==========        ==========         ========         ==========        ==========       ============        ========



        $       --        $       --         $     --         $       --        $       --       $ 46,207,443        $     --
                --                --               --                 --                --         65,145,604              --
         2,257,204         2,818,158          795,459          3,433,554         4,218,821            656,011         461,542
                --                --               --                 --                --         15,095,280              --
        ----------        ----------         --------         ----------        ----------       ------------        --------
        $2,257,204        $2,818,158         $795,459         $3,433,554        $4,218,821       $127,104,338        $461,542
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      27.84        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      15.84        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========
        $    13.44        $    13.78         $  12.44         $    24.82        $    21.16       $      15.37        $  19.57
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      15.48        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========

        $1,970,628        $2,674,079         $784,485         $3,179,697        $3,576,644       $100,048,720        $355,271
        ==========        ==========         ========         ==========        ==========       ============        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007


                                           JANUS ASPEN
                                             SERIES            MFS(R)            MFS(R)
                                            WORLDWIDE         INVESTORS            NEW
                                            GROWTH--            TRUST           DISCOVERY
                                          INSTITUTIONAL       SERIES--          SERIES--
                                             SHARES         INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....    $123,042,466        $203,204          $523,522
  Dividends due and accrued...........              --              --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          96,066             132                --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................         165,858              --                --
     Administrative charges...........          15,241              --                --
                                          ------------        --------          --------
       Total net assets...............    $122,957,433        $203,336          $523,522
                                          ============        ========          ========
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 57,828,601        $     --          $     --
     Group 2 Policies.................      56,285,069              --                --
     Group 3 Policies.................       1,019,279         203,336           523,522
     Group 4 Policies.................       7,824,484              --                --
                                          ------------        --------          --------
       Total net assets...............    $122,957,433        $203,336          $523,522
                                          ============        ========          ========
     Group 1 variable accumulation
       unit value.....................    $      21.42        $     --          $     --
                                          ============        ========          ========
     Group 2 variable accumulation
       unit value.....................    $      11.77        $     --          $     --
                                          ============        ========          ========
     Group 3 variable accumulation
       unit value.....................    $      13.60        $  14.33          $  13.71
                                          ============        ========          ========
     Group 4 variable accumulation
       unit value.....................    $      14.59        $     --          $     --
                                          ============        ========          ========


Identified Cost of Investment.........    $106,631,870        $179,039          $531,938
                                          ============        ========          ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                             NEUBERGER
                                            BERMAN AMT           PIMCO                               PIMCO             PIMCO
          MFS(R)            MFS(R)            MID-CAP           GLOBAL             PIMCO             REAL              TOTAL
         RESEARCH          UTILITIES          GROWTH            BOND--        LOW DURATION--       RETURN--          RETURN--
         SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
       INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
      --------------------------------------------------------------------------------------------------------------------------


         $110,591         $1,628,830         $182,636           $76,535           $   --            $90,828          $412,233
               --                 --               --               225               --                285             1,065

               --                 82                7                --               --                 --               (37)



               --                 --               --                --               --                 --                --
               --                 --               --                --               --                 --                --
         --------         ----------         --------           -------           ------            -------          --------
         $110,591         $1,628,912         $182,643           $76,760           $   --            $91,113          $413,261
         ========         ==========         ========           =======           ======            =======          ========


         $     --         $       --         $     --           $    --           $   --            $    --          $     --
               --                 --               --                --               --                 --                --
          110,591          1,628,912          182,643            76,760               --             91,113           413,261
               --                 --               --                --               --                 --                --
         --------         ----------         --------           -------           ------            -------          --------
         $110,591         $1,628,912         $182,643           $76,760           $   --            $91,113          $413,261
         ========         ==========         ========           =======           ======            =======          ========
         $     --         $       --         $     --           $    --           $   --            $    --          $     --
         ========         ==========         ========           =======           ======            =======          ========
         $     --         $       --         $     --           $    --           $   --            $    --          $     --
         ========         ==========         ========           =======           ======            =======          ========
         $  12.47         $    32.87         $  19.37           $ 11.54           $10.18            $ 11.03          $  11.22
         ========         ==========         ========           =======           ======            =======          ========
         $     --         $       --         $     --           $    --           $   --            $    --          $     --
         ========         ==========         ========           =======           ======            =======          ========


         $108,971         $1,534,247         $143,439           $71,777           $   --            $95,712          $424,819
         ========         ==========         ========           =======           ======            =======          ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                                                                     T. ROWE
                                               ROYCE               ROYCE              PRICE
                                             MICRO-CAP           SMALL-CAP           EQUITY
                                            PORTFOLIO--         PORTFOLIO--          INCOME
                                         INVESTMENT CLASS    INVESTMENT CLASS       PORTFOLIO
                                         ------------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $7,557,479          $4,606,142         $71,567,683
  Dividends due and accrued...........              --                  --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           9,442              12,288              27,308

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           6,187               3,826              69,378
     Administrative charges...........             555                 321               5,641
                                            ----------          ----------         -----------
       Total net assets...............      $7,560,179          $4,614,283         $71,519,972
                                            ==========          ==========         ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................      $2,186,619          $1,298,074         $21,548,647
     Group 2 Policies.................       2,214,735           1,512,700          27,215,403
     Group 3 Policies.................              --                  --           2,085,200
     Group 4 Policies.................       3,158,825           1,803,509          20,670,722
                                            ----------          ----------         -----------
       Total net assets...............      $7,560,179          $4,614,283         $71,519,972
                                            ==========          ==========         ===========
     Group 1 variable accumulation
       unit value.....................      $    12.78          $    11.26         $     17.01
                                            ==========          ==========         ===========
     Group 2 variable accumulation
       unit value.....................      $    12.76          $    11.21         $     17.33
                                            ==========          ==========         ===========
     Group 3 variable accumulation
       unit value.....................      $       --          $       --         $     15.92
                                            ==========          ==========         ===========
     Group 4 variable accumulation
       unit value.....................      $    12.84          $    11.47         $     16.02
                                            ==========          ==========         ===========


Identified Cost of Investment.........      $8,083,048          $4,966,094         $66,126,206
                                            ==========          ==========         ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









          T. ROWE                                             VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
           PRICE            VAN ECK                          UIF EMERGING      UIF EMERGING        UIF U.S.
         LIMITED-          WORLDWIDE          VAN ECK           MARKETS           MARKETS            REAL
         TERM BOND         ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--          ESTATE--
         PORTFOLIO          RETURN          HARD ASSETS         CLASS I           CLASS I           CLASS I
      --------------------------------------------------------------------------------------------------------


         $273,763          $477,268         $35,092,619        $313,890         $84,280,137       $  880,652
              945                --                  --              --                  --               --

              (36)                7              79,552              --              55,595             (192)



               --                --              29,167              --             102,588               --
               --                --               2,984              --              10,087               --
         --------          --------         -----------        --------         -----------       ----------
         $274,672          $477,275         $35,140,020        $313,890         $84,223,057       $  880,460
         ========          ========         ===========        ========         ===========       ==========



         $     --          $     --         $11,630,958        $     --         $35,299,167       $       --
               --                --           8,621,395              --          29,608,105               --
          274,672           477,275           1,965,724         313,890           1,645,584          880,460
               --                --          12,921,943              --          17,670,201               --
         --------          --------         -----------        --------         -----------       ----------
         $274,672          $477,275         $35,140,020        $313,890         $84,223,057       $  880,460
         ========          ========         ===========        ========         ===========       ==========
         $     --          $     --         $     20.36        $     --         $     33.95       $       --
         ========          ========         ===========        ========         ===========       ==========
         $     --          $     --         $     19.69        $     --         $     35.13       $       --
         ========          ========         ===========        ========         ===========       ==========
         $  11.89          $  10.74         $     38.71        $  15.96         $     38.36       $    21.94
         ========          ========         ===========        ========         ===========       ==========
         $     --          $     --         $     20.55        $     --         $     39.42       $       --
         ========          ========         ===========        ========         ===========       ==========


         $276,645          $474,365         $27,404,452        $317,930         $48,145,061       $1,158,362
         ========          ========         ===========        ========         ===========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2007






                                                                            MAINSTAY VP                     MAINSTAY VP
                                            MAINSTAY VP     MAINSTAY VP       CAPITAL       MAINSTAY VP       COMMON
                                            BALANCED--        BOND--      APPRECIATION--       CASH           STOCK--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    MANAGEMENT     INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   220,096     $ 1,086,874    $    329,990    $  1,838,061     $ 1,467,767
  Mortality and expense risk charges....        (54,045)       (153,045)     (1,371,627)       (176,592)       (662,903)
  Administrative charges................         (4,137)        (12,998)       (171,450)        (13,559)        (72,426)
                                            -----------     -----------    ------------    ------------     -----------
       Net investment income (loss).....        161,914         920,831      (1,213,087)      1,647,910         732,438
                                            -----------     -----------    ------------    ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      6,707,753       3,238,869      24,253,584      21,450,672       8,437,763
  Cost of investments sold..............     (5,883,831)     (3,137,452)    (21,890,507)    (21,450,860)     (8,889,158)
                                            -----------     -----------    ------------    ------------     -----------
       Net realized gain (loss) on
          investments...................        823,922         101,417       2,363,077            (188)       (451,395)
  Realized gain distribution received...        354,395              --              --              --       8,738,914
  Change in unrealized appreciation
     (depreciation) on investments......     (1,055,720)        680,089      25,092,155             377      (3,764,577)
                                            -----------     -----------    ------------    ------------     -----------
       Net gain (loss) on investments...        122,597         781,506      27,455,232             189       4,522,942
                                            -----------     -----------    ------------    ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $   284,511     $ 1,702,337    $ 26,242,145    $  1,648,099     $ 5,255,380
                                            ===========     ===========    ============    ============     ===========








                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                           INTERNATIONAL     LARGE CAP        MID CAP         MID CAP         MID CAP
                                             EQUITY--        GROWTH--         CORE--         GROWTH--         VALUE--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   451,585     $     5,024     $   147,713     $        --     $   435,698
  Mortality and expense risk charges....       (357,915)       (118,245)       (201,970)       (247,359)       (234,012)
  Administrative charges................        (29,286)         (4,425)        (13,598)        (13,563)        (15,386)
                                            -----------     -----------     -----------     -----------     -----------
       Net investment income (loss).....         64,384        (117,646)        (67,855)       (260,922)        186,300
                                            -----------     -----------     -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      5,200,768       4,405,098       3,132,680       5,507,967       4,332,584
  Cost of investments sold..............     (2,897,438)     (3,932,924)     (1,954,642)     (3,022,368)     (2,692,089)
                                            -----------     -----------     -----------     -----------     -----------
       Net realized gain (loss) on
          investments...................      2,303,330         472,174       1,178,038       2,485,599       1,640,495
  Realized gain distribution received...      4,189,497              --       3,588,466       3,211,104       3,541,191
  Change in unrealized appreciation
     (depreciation) on investments......     (4,117,232)      3,961,928      (3,367,506)        595,716      (6,099,107)
                                            -----------     -----------     -----------     -----------     -----------
       Net gain (loss) on investments...      2,375,595       4,434,102       1,398,998       6,292,419        (917,421)
                                            -----------     -----------     -----------     -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 2,439,979     $ 4,316,456     $ 1,331,143     $ 6,031,497     $  (731,121)
                                            ===========     ===========     ===========     ===========     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                                        MAINSTAY VP
        MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP     HIGH YIELD
       CONSERVATIVE     MAINSTAY VP      FLOATING       MAINSTAY VP       GROWTH         CORPORATE
       ALLOCATION--    CONVERTIBLE--      RATE--       GOVERNMENT--    ALLOCATION--       BOND--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ----------------------------------------------------------------------------------------------


         $  67,747      $   925,886    $    813,619     $   899,002     $   190,751     $ 7,100,457
           (11,399)        (211,653)        (64,418)        (97,346)        (69,434)       (581,553)
            (1,179)         (11,906)         (7,131)         (8,381)         (4,671)        (54,222)
         ---------      -----------    ------------     -----------     -----------     -----------
            55,169          702,327         742,070         793,275         116,646       6,464,682
         ---------      -----------    ------------     -----------     -----------     -----------



           815,213        3,535,470      28,391,282       2,407,079       1,827,193       9,361,879
          (742,947)      (2,712,983)    (28,506,634)     (2,460,268)     (1,597,955)     (7,658,013)
         ---------      -----------    ------------     -----------     -----------     -----------

            72,266          822,487        (115,352)        (53,189)        229,238       1,703,866
            38,310        1,036,888              --              --         623,976              --

           (38,471)       2,729,591        (159,032)        352,139         (32,686)     (6,405,559)
         ---------      -----------    ------------     -----------     -----------     -----------
            72,105        4,588,966        (274,384)        298,950         820,528      (4,701,693)
         ---------      -----------    ------------     -----------     -----------     -----------

         $ 127,274      $ 5,291,293    $    467,686     $ 1,092,225     $   937,174     $ 1,762,989
         =========      ===========    ============     ===========     ===========     ===========


        MAINSTAY VP      MAINSTAY VP
        ICAP SELECT       INCOME &
         EQUITY--         GROWTH--
       INITIAL CLASS    INITIAL CLASS
      --------------------------------

        $  123,305      $    244,496
          (101,151)          (35,057)
            (4,983)           (1,672)
        ----------      ------------
            17,171           207,767
        ----------      ------------

         1,110,998        11,332,566
          (702,759)      (11,137,150)
        ----------      ------------
           408,239           195,416
           814,698         1,598,292
          (361,590)       (2,108,972)
        ----------      ------------
           861,347          (315,264)
        ----------      ------------
        $  878,518      $   (107,497)
        ==========      ============






                        MAINSTAY VP
        MAINSTAY VP      MODERATE       MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
         MODERATE         GROWTH          S&P 500        SMALL CAP         TOTAL        MAINSTAY VP
       ALLOCATION--    ALLOCATION--       INDEX--        GROWTH--        RETURN--         VALUE--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ----------------------------------------------------------------------------------------------


        $   251,970     $   378,690    $  4,702,129     $        --     $ 1,453,279     $ 1,356,352
            (46,489)        (91,189)     (1,599,521)       (116,707)       (370,588)       (475,166)
             (3,330)         (6,945)       (160,403)         (5,888)        (44,929)        (52,229)
        -----------     -----------    ------------     -----------     -----------     -----------
            202,151         280,556       2,942,205        (122,595)      1,037,762         828,957
        -----------     -----------    ------------     -----------     -----------     -----------



          1,471,161       1,425,780      18,424,877       2,995,828       5,745,668       5,859,077
         (1,315,510)     (1,247,367)    (14,485,679)     (2,307,189)     (4,924,798)     (4,152,317)
        -----------     -----------    ------------     -----------     -----------     -----------

            155,651         178,413       3,939,198         688,639         820,870       1,706,760
            236,136         641,372              --       1,558,131       4,401,627       7,019,968

            (13,507)        101,320       5,939,475      (2,916,796)     (1,971,506)     (8,229,235)
        -----------     -----------    ------------     -----------     -----------     -----------
            378,280         921,105       9,878,673        (670,026)      3,250,991         497,493
        -----------     -----------    ------------     -----------     -----------     -----------

        $   580,431     $ 1,201,661    $ 12,820,878     $  (792,621)    $ 4,288,753     $ 1,326,450
        ===========     ===========    ============     ===========     ===========     ===========


           ALGER            ALGER
         AMERICAN         AMERICAN
         LEVERAGED          SMALL
         ALL CAP--    CAPITALIZATION--
      CLASS O SHARES   CLASS O SHARES
      --------------------------------

         $      --       $        --
                --          (287,009)
                --           (24,056)
         ---------       -----------
                --          (311,065)
         ---------       -----------

           180,782         6,574,298
          (136,109)       (3,534,607)
         ---------       -----------
            44,673         3,039,691
                --                --
            45,179         5,263,983
         ---------       -----------
            89,852         8,303,674
         ---------       -----------
         $  89,852       $ 7,992,609
         =========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2007



                                             AMERICAN
                                            CENTURY VP        AMERICAN         AMERICAN       CVS CALVERT     DREYFUS IP
                                             INFLATION       CENTURY VP       CENTURY VP        SOCIAL        TECHNOLOGY
                                           PROTECTION--    INTERNATIONAL--      VALUE--        BALANCED        GROWTH--
                                             CLASS II         CLASS II         CLASS II        PORTFOLIO    INITIAL SHARES
                                          --------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $ 1,778        $    10,071      $    21,814      $ 118,575      $        --
  Mortality and expense risk charges....           --                 --               --        (26,790)         (54,398)
  Administrative charges................           --                 --               --         (1,727)          (3,168)
                                              -------        -----------      -----------      ---------      -----------
       Net investment income (loss).....        1,778             10,071           21,814         90,058          (57,566)
                                              -------        -----------      -----------      ---------      -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        8,374          1,402,190        1,211,689        706,504        1,481,626
  Cost of investments sold..............       (8,544)        (1,170,067)      (1,240,869)      (622,122)      (1,154,155)
                                              -------        -----------      -----------      ---------      -----------
       Net realized gain (loss) on
          investments...................         (170)           232,123          (29,180)        84,382          327,471
  Realized gain distribution received...           --                 --          123,872        271,353               --
  Change in unrealized appreciation
     (depreciation) on investments......        2,215             69,693         (164,679)      (340,751)       1,063,795
                                              -------        -----------      -----------      ---------      -----------
       Net gain (loss) on investments...        2,045            301,816          (69,987)        14,984        1,391,266
                                              -------        -----------      -----------      ---------      -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 3,823        $   311,887      $   (48,173)     $ 105,042      $ 1,333,700
                                              =======        ===========      ===========      =========      ===========






                                                            JANUS ASPEN     JANUS ASPEN
                                            JANUS ASPEN       SERIES          SERIES          MFS(R)          MFS(R)
                                              SERIES          MID CAP        WORLDWIDE       INVESTORS          NEW
                                            BALANCED--       GROWTH--        GROWTH--          TRUST         DISCOVERY
                                           INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL     SERIES--        SERIES--
                                              SHARES          SHARES          SHARES       INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $ 3,197,192      $    865      $    944,867       $ 1,034        $     --
  Mortality and expense risk charges....       (668,244)           --          (678,306)           --              --
  Administrative charges................        (46,258)           --           (58,927)           --              --
                                            -----------      --------      ------------       -------        --------
       Net investment income (loss).....      2,482,690           865           207,634         1,034              --
                                            -----------      --------      ------------       -------        --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     10,056,144        26,516         8,798,400         3,853           6,007
  Cost of investments sold..............     (8,890,300)      (15,869)      (10,075,684)       (2,885)         (4,582)
                                            -----------      --------      ------------       -------        --------
       Net realized gain (loss) on
          investments...................      1,165,844        10,647        (1,227,284)          968           1,425
  Realized gain distribution received...             --         1,842                --         1,048           8,790
  Change in unrealized appreciation
     (depreciation) on investments......      8,106,201        54,385        11,539,074        10,486         (29,317)
                                            -----------      --------      ------------       -------        --------
       Net gain (loss) on investments...      9,272,045        66,874        10,261,790        12,502         (19,102)
                                            -----------      --------      ------------       -------        --------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $11,754,735      $ 67,739      $ 10,469,424       $13,536        $(19,102)
                                            ===========      ========      ============       =======        ========




Not all investment divisions are available under all policies.
(a) For the period October 16, 2007 (Commencement of Operations) through December 31, 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                          FIDELITY(R)                                     FIDELITY(R)
        DREYFUS VIF      FIDELITY(R)          VIP         FIDELITY(R)     FIDELITY(R)         VIP
        DEVELOPING           VIP            EQUITY-           VIP             VIP         INVESTMENT
         LEADERS--     CONTRAFUND(R)--     INCOME--        GROWTH--       INDEX 500--    GRADE BOND--
      INITIAL SHARES    INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------


         $   7,542      $  1,957,841      $ 1,410,852     $    12,328      $ 89,817        $ 23,931
                --        (1,088,081)        (407,675)             --            --              --
                --          (100,931)         (36,275)             --            --              --
         ---------      ------------      -----------     -----------      --------        --------
             7,542           768,829          966,902          12,328        89,817          23,931
         ---------      ------------      -----------     -----------      --------        --------



           308,752        14,261,829        5,449,421       1,344,311        38,825          31,054
          (361,704)      (10,810,230)      (4,734,729)     (1,175,625)      (32,613)        (31,680)
         ---------      ------------      -----------     -----------      --------        --------

           (52,952)        3,451,599          714,692         168,686         6,212            (626)
           131,869        52,213,154        6,223,204           1,846            --              --

          (250,076)      (25,056,976)      (7,318,403)        244,961         6,387           6,014
         ---------      ------------      -----------     -----------      --------        --------
          (171,159)       30,607,777         (380,507)        415,493        12,599           5,388
         ---------      ------------      -----------     -----------      --------        --------

         $(163,617)     $ 31,376,606      $   586,395     $   427,821      $102,416        $ 29,319
         =========      ============      ===========     ===========      ========        ========


        FIDELITY(R)      FIDELITY(R)
            VIP              VIP
         MID CAP--       OVERSEAS--
       INITIAL CLASS    INITIAL CLASS
      --------------------------------

        $    32,182       $ 111,485
                 --              --
                 --              --
        -----------       ---------
             32,182         111,485
        -----------       ---------

          1,475,753         204,078
         (1,437,184)       (130,810)
        -----------       ---------

             38,569          73,268
            330,006         160,223
            104,961         149,852
        -----------       ---------
            473,536         383,343
        -----------       ---------
        $   505,718       $ 494,828
        ===========       =========





                                           NEUBERGER
                                          BERMAN AMT         PIMCO           PIMCO           PIMCO
          MFS(R)           MFS(R)           MID-CAP         GLOBAL      LOW DURATION--       REAL
         RESEARCH         UTILITIES         GROWTH          BOND--      ADMINISTRATIVE     RETURN--
         SERIES--         SERIES--        PORTFOLIO--   ADMINISTRATIVE   CLASS SHARES   ADMINISTRATIVE
       INITIAL CLASS    INITIAL CLASS       CLASS I      CLASS SHARES         (a)        CLASS SHARES
      ------------------------------------------------------------------------------------------------


          $   --          $  3,366          $    --         $ 2,047        $     66         $   467
              --                --               --              --              --              --
              --                --               --              --              --              --
          ------          --------          -------         -------        --------         -------
              --             3,366               --           2,047              66             467
          ------          --------          -------         -------        --------         -------



             577            65,658            5,164           4,386          13,233           5,699
            (558)          (46,092)          (2,978)         (4,332)        (13,067)           (341)
          ------          --------          -------         -------        --------         -------

              19            19,566            2,186              54             166           5,358
              --            24,397               --             164              --             208

           1,620            57,508           17,023           4,694              --          (4,742)
          ------          --------          -------         -------        --------         -------
           1,639           101,471           19,209           4,912             166             824
          ------          --------          -------         -------        --------         -------

          $1,639          $104,837          $19,209         $ 6,959        $    232         $ 1,291
          ======          ========          =======         =======        ========         =======


           PIMCO
           TOTAL            ROYCE
         RETURN--         MICRO-CAP
      ADMINISTRATIVE     PORTFOLIO--
       CLASS SHARES   INVESTMENT CLASS
      --------------------------------

         $  1,379         $ 110,377
               --           (35,338)
               --            (1,968)
         --------         ---------
            1,379            73,071
         --------         ---------



           18,952           942,343
           (2,046)         (875,662)
         --------         ---------

           16,906            66,681
               --           628,957
          (12,726)         (629,287)
         --------         ---------
            4,180            66,351
         --------         ---------

         $  5,559         $ 139,422
         ========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2007





                                               ROYCE          T. ROWE         T. ROWE
                                             SMALL-CAP         PRICE           PRICE          VAN ECK
                                            PORTFOLIO--       EQUITY         LIMITED-        WORLDWIDE        VAN ECK
                                            INVESTMENT        INCOME         TERM BOND       ABSOLUTE        WORLDWIDE
                                               CLASS         PORTFOLIO       PORTFOLIO        RETURN        HARD ASSETS
                                           ----------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $   2,377      $ 1,226,273      $ 10,376        $  1,300       $    19,541
  Mortality and expense risk charges....       (20,110)        (369,912)           --              --          (121,842)
  Administrative charges................        (1,079)         (21,652)           --              --            (7,885)
                                             ---------      -----------      --------        --------       -----------
       Net investment income (loss).....       (18,812)         834,709        10,376           1,300          (110,186)
                                             ---------      -----------      --------        --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       385,783        4,140,475        17,724          10,544         1,541,095
  Cost of investments sold..............      (357,195)      (2,911,059)      (18,683)        (10,260)       (1,335,503)
                                             ---------      -----------      --------        --------       -----------
       Net realized gain (loss) on
          investments...................        28,588        1,229,416          (959)            284           205,592
  Realized gain distribution received...       206,815        4,260,701            --           4,468         1,906,351
  Change in unrealized appreciation
     (depreciation) on investments......      (432,296)      (4,674,267)        3,492          (1,251)        6,600,535
                                             ---------      -----------      --------        --------       -----------
       Net gain (loss) on investments...      (196,893)         815,850         2,533           3,501         8,712,478
                                             ---------      -----------      --------        --------       -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $(215,705)     $ 1,650,559      $ 12,909        $  4,801       $ 8,602,292
                                             =========      ===========      ========        ========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









       VAN KAMPEN      VAN KAMPEN      VAN KAMPEN
      UIF EMERGING    UIF EMERGING      UIF U.S.
         MARKETS         MARKETS          REAL
         DEBT--         EQUITY--        ESTATE--
         CLASS I         CLASS I         CLASS I
      --------------------------------------------


        $  9,705       $   302,451      $  10,311
              --          (373,030)            --
              --           (29,974)            --
        --------       -----------      ---------
           9,705          (100,553)        10,311
        --------       -----------      ---------



          11,898         6,645,256         42,508
         (11,718)       (2,395,590)       (34,819)
        --------       -----------      ---------
             180         4,249,666          7,689
           4,147         7,716,177         80,524

          (6,377)       11,181,035       (297,808)
        --------       -----------      ---------
          (2,050)       23,146,878       (209,595)
        --------       -----------      ---------

        $  7,655       $23,046,325      $(199,284)
        ========       ===========      =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2007
and December 31, 2006






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                          BALANCED--                            BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   161,914       $   184,496       $   920,831       $   167,738
     Net realized gain (loss) on investments................         823,922            76,842           101,417           (27,827)
     Realized gain distribution received....................         354,395           127,368                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (1,055,720)          767,998           680,089           918,760
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         284,511         1,156,704         1,702,337         1,058,671
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,858,173         1,650,893         3,676,907         4,110,236
     Cost of insurance......................................        (591,685)         (493,865)       (1,701,973)       (1,769,389)
     Policyowners' surrenders...............................        (194,697)         (163,974)       (1,229,962)       (1,459,353)
     Net transfers from (to) Fixed Account..................         562,430           654,003          (409,814)           45,407
     Transfers between Investment Divisions.................         366,671         1,084,636           218,896        (1,258,264)
     Policyowners' death benefits...........................         (12,686)          (22,514)         (113,630)          (86,966)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............      (5,906,171)               --                --                --
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................      (3,917,965)        2,709,179           440,424          (418,329)
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (392)           (1,692)           (1,737)           (1,157)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................      (3,633,846)        3,864,191         2,141,024           639,185
NET ASSETS:
     Beginning of year......................................      13,557,533         9,693,342        28,209,762        27,570,577
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $ 9,923,687       $13,557,533       $30,350,786       $28,209,762
                                                                 ===========       ===========       ===========       ===========







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                         CONVERTIBLE--                      FLOATING RATE--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   702,327       $   675,062      $    742,070       $ 1,582,335
     Net realized gain (loss) on investments................         822,487           435,100          (115,352)          (26,760)
     Realized gain distribution received....................       1,036,888                --                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,729,591         2,230,893          (159,032)          (98,692)
                                                                 -----------       -----------      ------------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       5,291,293         3,341,055           467,686         1,456,883
                                                                 -----------       -----------      ------------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       5,145,128         5,336,171         1,704,542         2,038,825
     Cost of insurance......................................      (2,229,894)       (2,201,823)         (424,834)         (293,311)
     Policyowners' surrenders...............................      (2,133,058)       (1,442,690)         (385,950)          (86,156)
     Net transfers from (to) Fixed Account..................        (577,245)         (683,745)          456,918           339,532
     Transfers between Investment Divisions.................         118,694        (1,492,159)         (129,729)        2,279,784
     Policyowners' death benefits...........................         (99,540)         (103,107)          (49,734)          (21,433)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............              --                --       (24,574,718)               --
                                                                 -----------       -----------      ------------       -----------
       Net contributions and (withdrawals)..................         224,085          (587,353)      (23,403,505)        4,257,241
                                                                 -----------       -----------      ------------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (6,113)           (5,141)             (884)           (2,143)
                                                                 -----------       -----------      ------------       -----------
          Increase (decrease) in net assets.................       5,509,265         2,748,561       (22,936,703)        5,711,981
NET ASSETS:
     Beginning of year......................................      37,033,765        34,285,204        30,727,452        25,015,471
                                                                 -----------       -----------      ------------       -----------
     End of year............................................     $42,543,030       $37,033,765      $  7,790,749       $30,727,452
                                                                 ===========       ===========      ============       ===========




Not all investment divisions are available under all policies.
(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                                                                                        MAINSTAY VP
              MAINSTAY VP                                                 MAINSTAY VP                   CONSERVATIVE
         CAPITAL APPRECIATION--             MAINSTAY VP                  COMMON STOCK--                 ALLOCATION--
             INITIAL CLASS                CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007          2006(a)
     -----------------------------------------------------------------------------------------------------------------------



      $ (1,213,087)  $   (623,951)   $ 1,647,910    $ 1,414,527   $    732,438   $    (39,062)   $   55,169     $   10,721
         2,363,077       (295,827)          (188)           108       (451,395)    (1,656,043)       72,266          3,126
                --             --             --             --      8,738,914      2,494,358        38,310          4,117

        25,092,155      9,449,072            377         (1,091)    (3,764,577)    15,185,838       (38,471)        53,678
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------

        26,242,145      8,529,294      1,648,099      1,413,544      5,255,380     15,985,091       127,274         71,642
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------

        31,897,665     35,682,308      8,081,146     10,305,071     12,841,964     14,202,977       429,434         39,910
       (17,150,332)   (18,028,144)    (3,036,447)    (3,123,412)    (6,872,274)    (6,978,415)      (85,402)       (24,919)
       (12,494,630)   (11,440,367)    (2,936,318)    (3,135,721)    (4,829,926)    (5,260,714)      (50,715)           398
        (5,505,403)    (5,451,857)    10,075,968        445,445     (2,276,396)    (1,752,585)      285,702        120,518
       (14,399,455)   (14,101,293)     3,590,023     (6,150,191)    (3,151,491)    (3,431,856)      735,168      1,020,621
          (368,646)      (498,071)      (271,337)      (385,195)      (141,836)      (264,460)       (1,424)            --

                --             --             --             --             --             --      (277,960)       250,000
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------
       (18,020,801)   (13,837,424)    15,503,035     (2,044,003)    (4,429,959)    (3,485,053)    1,034,803      1,406,528
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------


           (46,282)       (24,794)        (1,396)        (1,269)        (7,659)       (26,436)         (145)           (76)
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------
         8,175,062     (5,332,924)    17,149,738       (631,728)       817,762     12,473,602     1,161,932      1,478,094

       229,207,833    234,540,757     33,391,125     34,022,853    115,465,801    102,992,199     1,478,094             --
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------
      $237,382,895   $229,207,833    $50,540,863    $33,391,125   $116,283,563   $115,465,801    $2,640,026     $1,478,094
      ============   ============    ===========    ===========   ============   ============    ==========     ==========






                                            MAINSTAY VP                   MAINSTAY VP
              MAINSTAY VP                      GROWTH                      HIGH YIELD                   MAINSTAY VP
              GOVERNMENT--                  ALLOCATION--                CORPORATE BOND--            ICAP SELECT EQUITY--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007          2006(a)         2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   793,275    $    67,605    $   116,646    $   32,936    $  6,464,682   $  1,359,921    $    17,171    $   (24,976)
           (53,189)       (94,642)       229,238         8,718       1,703,866        282,478        408,239        451,060
                --             --        623,976        42,862              --             --        814,698         54,400

           352,139        713,620        (32,686)      478,580      (6,405,559)     8,808,354       (361,590)     1,333,253
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------

         1,092,225        686,583        937,174       563,096       1,762,989     10,450,753        878,518      1,813,737
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------

         2,461,521      2,835,508      4,153,945     1,505,875      14,054,331     13,964,099      2,786,165      1,539,275
        (1,154,653)    (1,238,148)    (1,041,250)     (292,953)     (6,489,164)    (6,420,681)    (1,026,397)      (575,700)
          (774,955)    (3,082,888)      (641,022)      (44,005)     (4,880,980)    (3,818,480)      (670,862)      (636,759)
          (279,935)      (171,002)     1,024,973       854,160        (133,368)      (349,654)       608,979       (518,068)
          (816,259)      (611,485)     5,675,576     4,471,947      (2,164,961)    (1,220,079)    13,493,782        340,969
          (109,972)       (80,939)            --        (2,610)       (156,602)      (360,584)       (21,932)       (45,519)

                --             --       (294,620)      250,000              --             --             --             --
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------
          (674,253)    (2,348,954)     8,877,602     6,742,414         229,256      1,794,621     15,169,735        104,198
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------


            (1,048)          (774)          (895)         (483)           (933)       (10,612)          (747)        (2,167)
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------
           416,924     (1,663,145)     9,813,881     7,305,027       1,991,312     12,234,762     16,047,506      1,915,768

        18,432,581     20,095,726      7,305,027            --     103,900,348     91,665,586     11,896,090      9,980,322
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------
       $18,849,505    $18,432,581    $17,118,908    $7,305,027    $105,891,660   $103,900,348    $27,943,596    $11,896,090
       ===========    ===========    ===========    ==========    ============   ============    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006




                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                       INCOME & GROWTH--                INTERNATIONAL EQUITY--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $    207,767       $    14,090       $    64,384       $  (123,767)
     Net realized gain (loss) on investments................         195,416           201,696         2,303,330         1,412,352
     Realized gain distribution received....................       1,598,292           128,746         4,189,497           526,683
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (2,108,972)          996,433        (4,117,232)       10,597,704
                                                                ------------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................        (107,497)        1,340,965         2,439,979        12,412,972
                                                                ------------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         982,481         1,479,847        10,073,044         7,507,393
     Cost of insurance......................................        (343,591)         (513,138)       (3,418,435)       (2,599,822)
     Policyowners' surrenders...............................        (304,150)         (364,630)       (1,948,578)       (2,996,207)
     Net transfers from (to) Fixed Account..................          81,688            82,134           (62,354)           57,909
     Transfers between Investment Divisions.................     (10,695,168)          344,500         2,876,248         7,753,885
     Policyowners' death benefits...........................         (19,232)             (625)         (145,867)          (98,769)
                                                                ------------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................     (10,297,972)        1,028,088         7,374,058         9,624,389
                                                                ------------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              74            (1,708)           (2,524)          (15,044)
                                                                ------------       -----------       -----------       -----------
          Increase (decrease) in net assets.................     (10,405,395)        2,367,345         9,811,513        22,022,317
NET ASSETS:
     Beginning of year......................................      10,405,395         8,038,050        57,504,961        35,482,644
                                                                ------------       -----------       -----------       -----------
     End of year............................................    $         --       $10,405,395       $67,316,474       $57,504,961
                                                                ============       ===========       ===========       ===========






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                           MODERATE                         MODERATE GROWTH
                                                                         ALLOCATION--                        ALLOCATION--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007             2006(a)            2007             2006(a)
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   202,151       $   38,623        $   280,556       $    68,507
     Net realized gain (loss) on investments................         155,651            5,480            178,413             4,780
     Realized gain distribution received....................         236,136           15,237            641,372            50,851
     Change in unrealized appreciation (depreciation) on
       investments..........................................         (13,507)         267,250            101,320           575,739
                                                                 -----------       ----------        -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         580,431          326,590          1,201,661           699,877
                                                                 -----------       ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,056,691          490,192          4,651,816         1,494,839
     Cost of insurance......................................        (491,031)        (139,136)        (1,136,380)         (310,541)
     Policyowners' surrenders...............................        (336,051)          (6,528)          (304,371)          (41,631)
     Net transfers from (to) Fixed Account..................         967,155        1,113,494            852,692         1,016,624
     Transfers between Investment Divisions.................       3,879,522        3,329,596          6,399,215         7,349,484
     Policyowners' death benefits...........................          (8,086)              --           (106,561)               --
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............        (284,683)         250,000           (291,196)          250,000
                                                                 -----------       ----------        -----------       -----------
       Net contributions and (withdrawals)..................       5,783,517        5,037,618         10,065,215         9,758,775
                                                                 -----------       ----------        -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (551)            (297)            (1,168)             (533)
                                                                 -----------       ----------        -----------       -----------
          Increase (decrease) in net assets.................       6,363,397        5,363,911         11,265,708        10,458,119
NET ASSETS:
     Beginning of year......................................       5,363,911               --         10,458,119                --
                                                                 -----------       ----------        -----------       -----------
     End of year............................................     $11,727,308       $5,363,911        $21,723,827       $10,458,119
                                                                 ===========       ==========        ===========       ===========




Not all investment divisions are available under all policies.
(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           LARGE CAP GROWTH--              MID CAP CORE--               MID CAP GROWTH--              MID CAP VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $  (117,646)   $   (71,587)   $   (67,855)   $  (155,831)   $  (260,922)   $  (205,076)   $   186,300    $  (178,452)
           472,174       (115,888)     1,178,038        570,751      2,485,599      1,670,659      1,640,495      1,239,123
                --             --      3,588,466        193,087      3,211,104        698,371      3,541,191        511,985

         3,961,928      1,385,239     (3,367,506)     3,045,102        595,716        714,133     (6,099,107)     3,170,449
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

         4,316,456      1,197,764      1,331,143      3,653,109      6,031,497      2,878,087       (731,121)     4,743,105
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

         3,573,177      3,452,143      6,317,032      5,827,196      7,815,027      8,341,861      6,672,278      7,304,282
        (1,340,930)    (1,196,150)    (1,953,270)    (1,730,190)    (2,722,806)    (2,630,395)    (2,432,201)    (2,397,445)
          (989,982)      (905,845)    (1,246,909)      (904,608)    (1,823,126)    (1,457,530)    (1,630,363)    (1,120,349)
          (245,416)      (107,052)        61,157        (58,503)      (553,103)       120,659       (607,899)      (109,863)
         2,089,589       (416,362)       685,742      2,490,092       (696,865)       726,262     (1,600,292)    (1,652,676)
           (19,050)       (17,652)       (55,131)       (24,426)       (82,060)      (102,268)       (59,025)      (105,294)
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         3,067,388        809,082      3,808,621      5,599,561      1,937,067      4,998,589        342,498      1,918,655
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


            (4,488)        (2,021)        (1,127)        (4,372)        (5,535)        (4,958)           553         (5,301)
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         7,379,356      2,004,825      5,138,637      9,248,298      7,963,029      7,871,718       (388,070)     6,656,459

        19,536,022     17,531,197     31,942,010     22,693,712     39,690,978     31,819,260     40,594,326     33,937,867
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       $26,915,378    $19,536,022    $37,080,647    $31,942,010    $47,654,007    $39,690,978    $40,206,256    $40,594,326
       ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========







              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            S&P 500 INDEX--              SMALL CAP GROWTH--              TOTAL RETURN--                   VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



      $  2,942,205   $   (172,979)   $  (122,595)   $  (118,675)   $ 1,037,762    $      (138)   $   828,957    $  (171,862)
         3,939,198      2,765,445        688,639      1,189,144        820,870        627,875      1,706,760        957,572
                --             --      1,558,131            182      4,401,627        818,537      7,019,968      1,193,376

         5,939,475     33,544,161     (2,916,796)        84,224     (1,971,506)     3,791,599     (8,229,235)    10,616,743
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------

        12,820,878     36,136,627       (792,621)     1,154,875      4,288,753      5,237,873      1,326,450     12,595,829
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------

        36,270,861     41,013,796      4,181,597      5,033,363      7,922,716      8,752,763     10,064,697     10,308,280
       (17,189,293)   (17,271,660)    (1,303,578)    (1,480,533)    (4,481,866)    (4,668,260)    (4,863,968)    (4,865,757)
       (12,530,778)   (12,184,081)    (1,060,745)      (760,448)    (3,042,078)    (2,921,011)    (3,764,477)    (3,816,482)
        (4,474,305)    (5,815,729)      (313,274)      (442,258)    (1,004,106)    (1,261,664)    (1,514,750)      (955,737)
        (7,619,368)   (10,051,777)    (2,076,664)    (1,698,081)    (2,771,083)    (2,090,911)    (1,339,449)    (1,911,322)
          (631,523)      (632,673)       (20,818)       (49,352)      (177,223)      (140,331)      (293,581)      (258,554)

                --             --             --             --             --             --             --             --
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------
        (6,174,406)    (4,942,124)      (593,482)       602,691     (3,553,640)    (2,329,414)    (1,711,528)    (1,499,572)
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------


           (17,553)       (54,190)           913         (2,222)        (6,456)        (9,304)        (2,173)       (19,016)
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------
         6,628,919     31,140,313     (1,385,190)     1,755,344        728,657      2,899,155       (387,251)    11,077,241

       279,742,003    248,601,690     21,552,893     19,797,549     63,630,032     60,730,877     81,791,395     70,714,154
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------
      $286,370,922   $279,742,003    $20,167,703    $21,552,893    $64,358,689    $63,630,032    $81,404,144    $81,791,395
      ============   ============    ===========    ===========    ===========    ===========    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                        ALGER AMERICAN
                                                                           LEVERAGED                        ALGER AMERICAN
                                                                           ALL CAP--                    SMALL CAPITALIZATION--
                                                                        CLASS O SHARES                      CLASS O SHARES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $     --          $     --         $  (311,065)      $  (252,546)
     Net realized gain (loss) on investments................        44,673               938           3,039,691         1,646,383
     Realized gain distribution received....................            --                --                  --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        45,179            21,303           5,263,983         6,120,976
                                                                  --------          --------         -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................        89,852            22,241           7,992,609         7,514,813
                                                                  --------          --------         -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        30,188            61,342           6,158,729         6,299,953
     Cost of insurance......................................       (35,556)           (6,117)         (2,760,617)       (2,624,913)
     Policyowners' surrenders...............................            --                --          (2,184,332)       (2,014,546)
     Net transfers from (to) Fixed Account..................       174,047            25,189          (1,680,237)         (467,623)
     Transfers between Investment Divisions.................        51,812                --          (2,231,725)          593,134
     Policyowners' death benefits...........................            --                --             (48,270)          (11,303)
                                                                  --------          --------         -----------       -----------
       Net contributions and (withdrawals)..................       220,491            80,414          (2,746,452)        1,774,702
                                                                  --------          --------         -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --              (9,177)          (13,466)
                                                                  --------          --------         -----------       -----------
          Increase (decrease) in net assets.................       310,343           102,655           5,236,980         9,276,049
NET ASSETS:
     Beginning of year......................................       178,358            75,703          48,432,131        39,156,082
                                                                  --------          --------         -----------       -----------
     End of year............................................      $488,701          $178,358         $53,669,111       $48,432,131
                                                                  ========          ========         ===========       ===========







                                                                          DREYFUS IP                          DREYFUS VIF
                                                                      TECHNOLOGY GROWTH--                DEVELOPING LEADERS--
                                                                        INITIAL SHARES                      INITIAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (57,566)      $  (49,638)       $    7,542         $  1,289
     Net realized gain (loss) on investments................         327,471          195,327           (52,952)          (1,491)
     Realized gain distribution received....................              --               --           131,869           26,656
     Change in unrealized appreciation (depreciation) on
       investments..........................................       1,063,795          174,254          (250,076)          (8,605)
                                                                 -----------       ----------        ----------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,333,700          319,943          (163,617)          17,849
                                                                 -----------       ----------        ----------         --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,146,187        2,203,434            39,660           41,041
     Cost of insurance......................................        (889,405)        (814,807)          (14,228)          (9,880)
     Policyowners' surrenders...............................        (298,066)        (300,866)           (3,282)              --
     Net transfers from (to) Fixed Account..................        (156,139)          38,489           476,806          505,737
     Transfers between Investment Divisions.................        (110,738)        (293,416)          (49,546)          (5,296)
     Policyowners' death benefits...........................          (7,351)          (1,942)               --               --
                                                                 -----------       ----------        ----------         --------
       Net contributions and (withdrawals)..................         684,488          830,892           449,410          531,602
                                                                 -----------       ----------        ----------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (1,312)            (325)               --               --
                                                                 -----------       ----------        ----------         --------
          Increase (decrease) in net assets.................       2,016,876        1,150,510           285,793          549,451
NET ASSETS:
     Beginning of year......................................       9,331,923        8,181,413           875,181          325,730
                                                                 -----------       ----------        ----------         --------
     End of year............................................     $11,348,799       $9,331,923        $1,160,974         $875,181
                                                                 ===========       ==========        ==========         ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                                                            AMERICAN
          AMERICAN CENTURY VP           AMERICAN CENTURY VP                CENTURY VP                   CVS CALVERT
         INFLATION PROTECTION--           INTERNATIONAL--                   VALUE--                   SOCIAL BALANCED
                CLASS II                      CLASS II                      CLASS II                     PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



        $  1,778        $   558      $   10,071     $    1,896     $   21,814     $    3,734     $   90,058     $   84,484
            (170)           (34)        232,123          5,225        (29,180)        58,978         84,382         23,920
              --             --              --             --        123,872         26,486        271,353         85,237

           2,215            (85)         69,693        162,983       (164,679)        97,415       (340,751)       173,269
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------

           3,823            439         311,887        170,104        (48,173)       186,613        105,042        366,910
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------

          18,904         15,666         305,412        106,121        115,629         46,827        687,294        725,269
         (23,805)          (885)        (71,010)       (16,343)       (46,649)       (29,830)      (281,500)      (301,651)
              --             --         (46,910)        (2,172)          (592)        (8,507)      (269,639)      (225,957)
          26,281         10,560         145,084         96,008        101,227         52,650       (215,837)           307
          17,846             --         394,193      1,218,736       (727,232)       910,134       (122,070)       (59,167)
              --             --              --             --             --             --        (26,285)       (15,230)
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------
          39,226         25,341         726,769      1,402,350       (557,617)       971,274       (228,037)       123,571
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------


              --             --              --             --             --             --           (129)          (492)
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------
          43,049         25,780       1,038,656      1,572,454       (605,790)     1,157,887       (123,124)       489,989

          32,167          6,387       1,691,402        118,948      1,448,383        290,496      4,955,443      4,465,454
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------
        $ 75,216        $32,167      $2,730,058     $1,691,402     $  842,593     $1,448,383     $4,832,319     $4,955,443
        ========        =======      ==========     ==========     ==========     ==========     ==========     ==========







            FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
            CONTRAFUND(R)--               EQUITY-INCOME--                   GROWTH--                    INDEX 500--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



      $    768,829   $  1,212,015    $   966,902    $ 1,700,578    $   12,328     $    1,332     $   89,817     $   26,064
         3,451,599      1,952,615        714,692        443,483       168,686            590          6,212        236,250
        52,213,154     14,493,468      6,223,204      7,580,295         1,846             --             --             --

       (25,056,976)       296,300     (7,318,403)     1,461,661       244,961         30,165          6,387         43,851
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------

        31,376,606     17,954,398        586,395     11,186,017       427,821         32,087        102,416        306,165
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------

        24,658,903     24,732,959     10,137,479      9,328,651        19,952         13,272        252,801         93,536
       (10,519,534)    (9,999,429)    (4,072,166)    (3,679,183)      (23,529)       (10,447)       (60,024)       (45,247)
        (8,422,930)    (7,964,078)    (2,699,598)    (3,599,786)           --             --           (993)        (7,508)
        (1,661,137)      (946,564)      (120,247)       102,689       669,413        746,397        651,591         69,528
          (596,047)     1,329,542       (476,563)     3,231,710        35,999          2,501         62,518        (92,324)
          (355,317)      (291,522)      (346,839)      (101,004)           --             --             --             --
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------
         3,103,938      6,860,908      2,422,066      5,283,077       701,835        751,723        905,893         17,985
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------


           (40,956)       (34,048)        (1,033)       (15,230)           --             --             --             --
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------
        34,439,588     24,781,258      3,007,428     16,453,864     1,129,656        783,810      1,008,309        324,150

       183,262,042    158,480,784     71,394,193     54,940,329     1,127,548        343,738      1,809,849      1,485,699
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------
      $217,701,630   $183,262,042    $74,401,621    $71,394,193    $2,257,204     $1,127,548     $2,818,158     $1,809,849
      ============   ============    ===========    ===========    ==========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006




                                                                        FIDELITY(R) VIP                     FIDELITY(R) VIP
                                                                    INVESTMENT GRADE BOND--                    MID CAP--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $ 23,931          $  8,202         $   32,182        $   11,154
     Net realized gain (loss) on investments................          (626)             (475)            38,569            11,558
     Realized gain distribution received....................            --               491            330,006           377,667
     Change in unrealized appreciation (depreciation) on
       investments..........................................         6,014             1,700            104,961          (108,450)
                                                                  --------          --------         ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................        29,319             9,918            505,718           291,929
                                                                  --------          --------         ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        34,977            27,466            350,772           369,175
     Cost of insurance......................................       (32,621)           (7,003)          (124,096)          (99,825)
     Policyowners' surrenders...............................            --                --            (14,230)          (48,661)
     Net transfers from (to) Fixed Account..................       343,130           181,691            319,993            39,671
     Transfers between Investment Divisions.................         6,962                --           (836,744)         (286,462)
     Policyowners' death benefits...........................            --                --             (5,612)               --
                                                                  --------          --------         ----------        ----------
       Net contributions and (withdrawals)..................       352,448           202,154           (309,917)          (26,102)
                                                                  --------          --------         ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                 --                --
                                                                  --------          --------         ----------        ----------
          Increase (decrease) in net assets.................       381,767           212,072            195,801           265,827
NET ASSETS:
     Beginning of year......................................       413,692           201,620          3,237,753         2,971,926
                                                                  --------          --------         ----------        ----------
     End of year............................................      $795,459          $413,692         $3,433,554        $3,237,753
                                                                  ========          ========         ==========        ==========







                                                                            MFS(R)                              MFS(R)
                                                                   INVESTORS TRUST SERIES--             NEW DISCOVERY SERIES--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  1,034           $   303          $     --          $     --
     Net realized gain (loss) on investments................           968               311             1,425               336
     Realized gain distribution received....................         1,048                --             8,790             1,277
     Change in unrealized appreciation (depreciation) on
       investments..........................................        10,486             7,021           (29,317)            9,690
                                                                  --------           -------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................        13,536             7,635           (19,102)           11,303
                                                                  --------           -------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         1,652                --             5,608             1,660
     Cost of insurance......................................        (4,803)           (2,191)           (4,030)           (1,828)
     Policyowners' surrenders...............................            --                --                --                --
     Net transfers from (to) Fixed Account..................        43,034                --           193,281            22,234
     Transfers between Investment Divisions.................        81,322             2,858           245,558                --
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------           -------          --------          --------
       Net contributions and (withdrawals)..................       121,205               667           440,417            22,066
                                                                  --------           -------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------           -------          --------          --------
          Increase (decrease) in net assets.................       134,741             8,302           421,315            33,369
NET ASSETS:
     Beginning of year......................................        68,595            60,293           102,207            68,838
                                                                  --------           -------          --------          --------
     End of year............................................      $203,336           $68,595          $523,522          $102,207
                                                                  ========           =======          ========          ========




Not all investment divisions are available under all policies.
(b) For the period March 23, 2006 (Commencement of Investments) through December 31, 2006.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











            FIDELITY(R) VIP              JANUS ASPEN SERIES            JANUS ASPEN SERIES            JANUS ASPEN SERIES
               OVERSEAS--                    BALANCED--                 MID CAP GROWTH--             WORLDWIDE GROWTH--
             INITIAL CLASS              INSTITUTIONAL SHARES          INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $  111,485     $   12,369    $  2,482,690   $  1,835,348     $    865       $     --     $    207,634   $  1,244,480
           73,268          9,475       1,165,844        470,268       10,647          5,233       (1,277,284)    (3,948,233)
          160,223          8,599              --             --        1,842             --               --             --

          149,852        245,426       8,106,201      8,856,290       54,385         21,266       11,539,074     20,145,775
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------

          494,828        275,869      11,754,735     11,161,906       67,739         26,499       10,469,424     17,442,022
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------

          130,517        150,720      15,681,351     17,237,095       69,681         28,301       14,612,214     16,058,034
          (66,768)       (30,623)     (7,042,040)    (7,246,147)     (13,162)        (6,697)      (6,914,850)    (6,666,844)
             (626)        (5,724)     (5,679,483)    (5,701,601)      (4,410)            --       (5,938,862)    (4,615,502)
        1,117,733        418,353      (2,854,166)    (2,145,520)      44,496         34,277       (2,581,942)    (1,737,544)
          347,767         27,011      (4,607,679)    (4,737,713)      22,309         60,164       (2,619,243)    (6,512,629)
               --             --        (444,745)      (244,992)          --             --         (178,211)      (212,065)
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------
        1,528,623        559,737      (4,946,762)    (2,838,878)     118,914        116,045       (3,620,894)    (3,686,550)
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------


               --             --         (14,601)       (15,625)          --             --          (16,786)       (22,434)
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------
        2,023,451        835,606       6,793,372      8,307,403      186,653        142,544        6,831,744     13,733,038

        2,195,370      1,359,764     120,310,966    112,003,563      274,889        132,345      116,125,689    102,392,651
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------
       $4,218,821     $2,195,370    $127,104,338   $120,310,966     $461,542       $274,889     $122,957,433   $116,125,689
       ==========     ==========    ============   ============     ========       ========     ============   ============






                                                                        NEUBERGER BERMAN                   PIMCO
                 MFS(R)                        MFS(R)                     AMT MID-CAP                  GLOBAL BOND--
           RESEARCH SERIES--             UTILITIES SERIES--            GROWTH PORTFOLIO--              ADMINISTRATIVE
             INITIAL CLASS                 INITIAL CLASS                    CLASS I                     CLASS SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007          2006(b)
     -----------------------------------------------------------------------------------------------------------------------



        $     --         $  --       $    3,366      $  2,115       $     --        $    --        $ 2,047        $   224
              19             2           19,566         1,932          2,186          6,210             54             10
              --            --           24,397         4,017             --             --            164             --

           1,620            --           57,508        32,478         17,023          5,195          4,694             65
        --------         -----       ----------      --------       --------        -------        -------        -------

           1,639             2          104,837        40,542         19,209         11,405          6,959            299
        --------         -----       ----------      --------       --------        -------        -------        -------

          10,911            --           81,038        86,978         24,001          7,575          2,628            734
          (1,272)         (115)         (34,753)       (9,244)        (7,529)        (5,671)        (4,253)          (491)
              --            --               --            --             --             --             --             --

             558            --          117,488        64,401         30,003          3,391         41,980         30,589
          98,751            --        1,121,492         2,507         32,325         (3,025)        (1,685)            --
              --            --               --            --             --             --             --             --
        --------         -----       ----------      --------       --------        -------        -------        -------
         108,948          (115)       1,285,265       144,642         78,800          2,270         38,670         30,832
        --------         -----       ----------      --------       --------        -------        -------        -------


              --            --               --            --             --             --             --             --
        --------         -----       ----------      --------       --------        -------        -------        -------
         110,587          (113)       1,390,102       185,184         98,009         13,675         45,629         31,131

               4           117          238,810        53,626         84,634         70,959         31,131             --
        --------         -----       ----------      --------       --------        -------        -------        -------
        $110,591         $   4       $1,628,912      $238,810       $182,643        $84,634        $76,760        $31,131
        ========         =====       ==========      ========       ========        =======        =======        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                             PIMCO                               PIMCO
                                                                        LOW DURATION--                       REAL RETURN--
                                                                        ADMINISTRATIVE                      ADMINISTRATIVE
                                                                         CLASS SHARES                        CLASS SHARES
                                                               --------------------------------    --------------------------------
                                                                   2007(c)            2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................        $  66              $--             $   467           $   135
     Net realized gain (loss) on investments................          166               --               5,358               (43)
     Realized gain distribution received....................           --               --                 208               122
     Change in unrealized appreciation (depreciation) on
       investments..........................................           --               --              (4,742)             (124)
                                                                    -----              ---             -------           -------
       Net increase (decrease) in net assets resulting from
          operations........................................          232               --               1,291                90
                                                                    -----              ---             -------           -------
  Contributions and (Withdrawals):
     Payments received from policyowners....................           --               --               4,628             3,980
     Cost of insurance......................................         (121)              --              (2,543)           (1,136)
     Policyowners' surrenders...............................           --               --                  --                --
     Net transfers from (to) Fixed Account..................           --               --              87,367                31
     Transfers between Investment Divisions.................         (111)              --              (4,168)               --
     Policyowners' death benefits...........................           --               --                  --                --
                                                                    -----              ---             -------           -------
       Net contributions and (withdrawals)..................         (232)              --              85,284             2,875
                                                                    -----              ---             -------           -------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           --               --                  --                --
                                                                    -----              ---             -------           -------
          Increase (decrease) in net assets.................           --               --              86,575             2,965
NET ASSETS:
     Beginning of year......................................           --               --               4,538             1,573
                                                                    -----              ---             -------           -------
     End of year............................................        $  --              $--             $91,113           $ 4,538
                                                                    =====              ===             =======           =======






                                                                                                                VAN ECK
                                                                         T. ROWE PRICE                         WORLDWIDE
                                                                       LIMITED-TERM BOND                       ABSOLUTE
                                                                           PORTFOLIO                            RETURN
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $ 10,376          $  6,985          $  1,300          $     --
     Net realized gain (loss) on investments................          (959)             (269)              284                 2
     Realized gain distribution received....................            --                --             4,468                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................         3,492               430            (1,251)            4,154
                                                                  --------          --------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................        12,909             7,146             4,801             4,156
                                                                  --------          --------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        30,554            22,969            25,750            22,507
     Cost of insurance......................................       (35,294)           (3,368)           (6,766)           (1,143)
     Policyowners' surrenders...............................            --            (1,042)           (3,108)               --
     Net transfers from (to) Fixed Account..................         5,942            33,565           179,434           143,883
     Transfers between Investment Divisions.................        47,226                --           105,968             1,793
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------          --------          --------          --------
       Net contributions and (withdrawals)..................        48,428            52,124           301,278           167,040
                                                                  --------          --------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------          --------          --------          --------
          Increase (decrease) in net assets.................        61,337            59,270           306,079           171,196
NET ASSETS:
     Beginning of year......................................       213,335           154,065           171,196                --
                                                                  --------          --------          --------          --------
     End of year............................................      $274,672          $213,335          $477,275          $171,196
                                                                  ========          ========          ========          ========




Not all investment divisions are available under all policies.
(c) For the period October 16, 2007 (Commencement of Investments) through December 31, 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                 PIMCO                         ROYCE                         ROYCE
             TOTAL RETURN--                  MICRO-CAP                     SMALL-CAP                   T. ROWE PRICE
             ADMINISTRATIVE                 PORTFOLIO--                   PORTFOLIO--                  EQUITY INCOME
              CLASS SHARES                INVESTMENT CLASS              INVESTMENT CLASS                 PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



        $  1,379        $   414      $   73,071     $   (8,375)    $  (18,812)    $   (8,085)    $   834,709    $   576,255
          16,906            (69)         66,681         10,820         28,588         16,394       1,229,416        589,102
              --             75         628,957        245,778        206,815        108,693       4,260,701      1,645,003

         (12,726)           213        (629,287)       104,550       (432,296)        77,893      (4,674,267)     6,566,060
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------

           5,559            633         139,422        352,773       (215,705)       194,895       1,650,559      9,376,420
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------

             187         11,025       1,696,028        990,710        942,182        451,364      10,725,928     10,573,375
            (857)        (2,565)       (471,201)      (208,747)      (265,031)      (120,165)     (3,576,003)    (3,227,548)
              --             --        (172,592)       (23,255)       (68,452)       (10,457)     (2,360,837)    (1,757,855)
         394,538             --         195,844        271,455        228,496        202,413        (157,357)      (477,876)
              16             --       1,507,002      3,000,377      1,479,022      1,487,806       1,831,838        666,394
              --             --         (22,262)            --        (26,273)            --         (91,309)      (139,329)
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------
         393,884          8,460       2,732,819      4,030,540      2,289,944      2,010,961       6,372,260      5,637,161
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------


              --             --            (276)          (323)           142           (179)         (1,840)       (10,661)
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------
         399,443          9,093       2,871,965      4,382,990      2,074,381      2,205,677       8,020,979     15,002,920

          13,818          4,725       4,688,214        305,224      2,539,902        334,225      63,498,993     48,496,073
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------
        $413,261        $13,818      $7,560,179     $4,688,214     $4,614,283     $2,539,902     $71,519,972    $63,498,993
        ========        =======      ==========     ==========     ==========     ==========     ===========    ===========






                                             VAN KAMPEN                    VAN KAMPEN
                VAN ECK                     UIF EMERGING                  UIF EMERGING                   VAN KAMPEN
               WORLDWIDE                   MARKETS DEBT--               MARKETS EQUITY--           UIF U.S. REAL ESTATE--
              HARD ASSETS                     CLASS I                       CLASS I                       CLASS I
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $  (110,186)   $   (43,012)    $  9,705        $ 4,614      $  (100,553)   $    82,526     $  10,311      $  1,043
           205,592        177,317          180            185        4,249,666      3,248,407         7,689         6,193
         1,906,351        196,066        4,147          1,002        7,716,177      1,073,575        80,524         6,261

         6,600,535        955,504       (6,377)           100       11,181,035     10,078,881      (297,808)       14,577
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------

         8,602,292      1,285,875        7,655          5,901       23,046,325     14,483,389      (199,284)       28,074
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------

         4,699,340      2,273,649       23,388         51,583        8,100,566      6,403,632        56,405        36,959
        (1,532,635)      (623,656)      (5,632)        (2,049)      (3,612,598)    (2,723,418)      (24,657)       (8,844)
          (645,537)      (186,568)      (3,181)            --       (2,486,966)    (2,341,357)           --       (12,831)
           985,779        747,006      186,402          6,876         (940,285)      (326,790)      482,421       254,936
         9,374,577      8,912,465       13,826         (2,752)       2,624,934      5,432,818       211,949         7,515
           (17,904)        (9,423)          --             --          (70,301)       (53,989)           --            --
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------
        12,863,620     11,113,473      214,803         53,658        3,615,350      6,390,896       726,118       277,735
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------


            (6,869)        (1,289)          --             --          (30,526)       (22,383)           --            --
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------
        21,459,043     12,398,059      222,458         59,559       26,631,149     20,851,902       526,834       305,809

        13,680,977      1,282,918       91,432         31,873       57,591,908     36,740,006       353,626        47,817
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------
       $35,140,020    $13,680,977     $313,890        $91,432      $84,223,057    $57,591,908     $ 880,460      $353,626
       ===========    ===========     ========        =======      ===========    ===========     =========      ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL")--Series
1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000")--Series 1 and Single Premium Variable Universal Life ("SPVUL")--Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000")--Series 2, Single Premium Variable Universal Life ("SPVUL")--Series 2 and 3, Survivorship Variable Universal Life ("SVUL")--Series 2 and Variable Universal Life Provider ("VUL Provider")). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of VUL Separate Account-1, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account represent the general assets of NYLIAC. NYLIAC's Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., Institutional Capital LLC, a wholly-owned subsidiary of NYLIM Holdings, Lord Abbett & Company, LLC, and Winslow Capital Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

     VUL Separate Account-1 offers fifty-nine variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Thirty-five of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-six of these Investment Divisions are available for Group 3 policies.

     The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Conservative Allocation
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP Growth Allocation
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(2,3)
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value
MainStay VP Moderate Allocation
MainStay VP Moderate Growth Allocation
MainStay VP S&P 500 Index
MainStay VP Small Cap Growth
MainStay VP Total Return
MainStay VP Value
Alger American Leveraged All Cap--Class O Shares
Alger American Small Capitalization--Class O Shares(1)
American Century VP Inflation Protection--Class II
American Century VP International--Class II
American Century VP Value--Class II
CVS Calvert Social Balanced Portfolio
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid Cap--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Mid Cap Growth--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth Portfolio--Class I

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

PIMCO Global Bond--Administrative Class Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
Van Eck Worldwide Absolute Return
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Debt--Class I
Van Kampen UIF Emerging Markets Equity--Class I
Van Kampen UIF U.S. Real Estate--Class I

Not all investment divisions are available under all policies.

     All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     At the close of the financial reporting period, there have been no investments in the following Investment Division: PIMCO Low
Duration--Administrative Class Shares.

     For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner's instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider and SVUL policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

     In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. The application of this Statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred the last business day of the reporting period. These amounts will be deposited to or withdrawn from the Separate Account in accordance with the Policyowner's instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------

(1) New allocations to Alger American Small Capitalization--Class O Shares investment division will not be accepted from policyowners who were not invested in the investment division as of June 1, 2007.

(2) Formerly MainStay VP Basic Value--Initial Class

(3) The MainStay VP Income & Growth--Initial Class portfolio merged with and into the MainStay VP ICAP Select Equity--Initial Class portfolio on August 17, 2007.

NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2007, the investments of VUL Separate Account-I are as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Number of shares.......          912              2,176             8,733            50,397

Identified cost........       $9,956            $29,645          $186,722           $50,396







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT        INCOME &        INTERNATIONAL       LARGE CAP
                             EQUITY--          GROWTH--          EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         1,967              --               3,686             1,790

Identified cost........       $25,645             $--             $56,625           $20,622



Investment activity for the year ended December 31, 2007, was as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Purchases..............       $3,303            $4,588            $ 4,923           $38,533

Proceeds from sales....        6,708             3,239             24,254            21,451







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT        INCOME &        INTERNATIONAL       LARGE CAP
                             EQUITY--          GROWTH--          EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $17,118           $ 2,831           $16,917           $7,322

Proceeds from sales....         1,111            11,333             5,201            4,405



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            4,935              236              3,046              819              1,709             1,466            10,512

         $106,847           $2,585            $33,400           $8,029            $18,629           $16,664           $99,764






                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP
          CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            2,495             3,020             3,237             1,037             1,884             9,546             1,894

          $35,438           $39,046           $39,497           $11,471           $20,990          $216,148           $20,387








                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $13,448           $1,921            $5,482            $ 5,814           $2,475            $11,524           $15,929

            8,438              815             3,535             28,391            2,407              1,827             9,362






                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP
          CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $10,423           $10,329           $8,383            $7,753            $12,514           $15,215           $3,783

            3,133             5,508            4,333             1,471              1,426            18,425            2,996

--------------------------------------------------------------------------------






                                                                                     ALGER
                                                                   ALGER           AMERICAN
                            MAINSTAY VP                          AMERICAN            SMALL
                               TOTAL          MAINSTAY VP        LEVERAGED        CAPITALIZA-
                             RETURN--           VALUE--          ALL CAP--          TION--
                           INITIAL CLASS     INITIAL CLASS    CLASS O SHARES    CLASS O SHARES
                          --------------------------------------------------------------------


Number of shares.......         3,501             4,377               9               1,613

Identified cost........       $62,740           $70,303            $416             $30,557






                            FIDELITY(R)                                           FIDELITY(R)
                                VIP           FIDELITY(R)       FIDELITY(R)           VIP
                              EQUITY-             VIP               VIP           INVESTMENT
                             INCOME--          GROWTH--         INDEX 500--      GRADE BOND--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         3,119               50                17               62

Identified cost........       $74,231           $1,971            $2,674             $784







                                                                                     ALGER
                                                                   ALGER           AMERICAN
                            MAINSTAY VP                          AMERICAN            SMALL
                               TOTAL          MAINSTAY VP        LEVERAGED        CAPITALIZA-
                             RETURN--           VALUE--          ALL CAP--          TION--
                           INITIAL CLASS     INITIAL CLASS    CLASS O SHARES    CLASS O SHARES
                          --------------------------------------------------------------------


Purchases..............       $7,593            $11,964            $401             $3,517

Proceeds from sales....        5,746              5,859             181              6,574






                            FIDELITY(R)                                           FIDELITY(R)
                                VIP           FIDELITY(R)       FIDELITY(R)           VIP
                              EQUITY-             VIP               VIP           INVESTMENT
                             INCOME--          GROWTH--         INDEX 500--      GRADE BOND--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $15,156           $2,060            $1,035             $407

Proceeds from sales....         5,449            1,344                39               31



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







         AMERICAN
        CENTURY VP          AMERICAN           AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF        FIDELITY(R)
         INFLATION         CENTURY VP         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING             VIP
       PROTECTION--      INTERNATIONAL--        VALUE--          BALANCED          GROWTH--          LEADERS--       CONTRAFUND(R)--
         CLASS II           CLASS II           CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


              7                 231               113              2,518             1,048                36               7,811

            $73              $2,484              $912             $4,609            $9,306            $1,410            $202,537





                                                                JANUS ASPEN       JANUS ASPEN
                                              JANUS ASPEN         SERIES            SERIES            MFS(R)             MFS(R)
        FIDELITY(R)        FIDELITY(R)          SERIES            MID CAP          WORLDWIDE         INVESTORS             NEW
            VIP                VIP            BALANCED--         GROWTH--          GROWTH--            TRUST            DISCOVERY
         MID CAP--         OVERSEAS--        INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL       SERIES--           SERIES--
       INITIAL CLASS      INITIAL CLASS         SHARES            SHARES            SHARES         INITIAL CLASS      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


              95                167               4,239              12               3,483               9                 31

          $3,180             $3,577            $100,049            $355            $106,632            $179               $532








         AMERICAN
        CENTURY VP          AMERICAN           AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF        FIDELITY(R)
         INFLATION         CENTURY VP         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING             VIP
       PROTECTION--      INTERNATIONAL--        VALUE--          BALANCED          GROWTH--          LEADERS--       CONTRAFUND(R)--
         CLASS II           CLASS II           CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


            $49              $2,139             $  800             $831             $2,122             $898              $70,207

              8               1,402              1,212              707              1,482              309               14,262





                                                                JANUS ASPEN       JANUS ASPEN
                                              JANUS ASPEN         SERIES            SERIES            MFS(R)             MFS(R)
        FIDELITY(R)        FIDELITY(R)          SERIES            MID CAP          WORLDWIDE         INVESTORS             NEW
            VIP                VIP            BALANCED--         GROWTH--          GROWTH--            TRUST            DISCOVERY
         MID CAP--         OVERSEAS--        INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL       SERIES--           SERIES--
       INITIAL CLASS      INITIAL CLASS         SHARES            SHARES            SHARES         INITIAL CLASS      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


          $1,528             $2,005             $ 7,615            $148             $5,251             $127               $455

           1,476                204              10,056              27              8,798                4                  6

--------------------------------------------------------------------------------






                                                                 NEUBERGER           PIMCO
                              MFS(R)            MFS(R)          BERMAN AMT          GLOBAL
                             RESEARCH          UTILITIES      MID-CAP GROWTH        BOND--
                             SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE
                           INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES
                          --------------------------------------------------------------------


Number of shares.......           5                 47                6                 6

Identified cost........        $109             $1,534             $143               $72






                                                                VAN KAMPEN        VAN KAMPEN
                              VAN ECK                          UIF EMERGING      UIF EMERGING
                             WORLDWIDE          VAN ECK           MARKETS           MARKETS
                             ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--
                              RETURN          HARD ASSETS         CLASS I           CLASS I
                          --------------------------------------------------------------------


Number of shares.......          45                 852              37               3,473

Identified cost........        $474             $27,404            $318             $48,145








                                                                 NEUBERGER           PIMCO
                              MFS(R)            MFS(R)          BERMAN AMT          GLOBAL
                             RESEARCH          UTILITIES      MID-CAP GROWTH        BOND--
                             SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE
                           INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES
                          --------------------------------------------------------------------


Purchases..............        $110             $1,379              $84               $45

Proceeds from sales....           1                 66                5                 4






                                                                VAN KAMPEN        VAN KAMPEN
                              VAN ECK                          UIF EMERGING      UIF EMERGING
                             WORLDWIDE          VAN ECK           MARKETS           MARKETS
                             ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--
                              RETURN          HARD ASSETS         CLASS I           CLASS I
                          --------------------------------------------------------------------


Purchases..............        $318             $16,143            $241             $17,884

Proceeds from sales....          11               1,541              12               6,645



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






           PIMCO                                                 ROYCE             ROYCE            T. ROWE           T. ROWE
            LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE
        DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM
      ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND
       CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------------


             --                 7                39                561               462              3,021              55

            $--               $96              $425             $8,083            $4,966            $66,126            $277







        VAN KAMPEN
         UIF U.S.
       REAL ESTATE--
          CLASS I
      --------------


              40

          $1,158








           PIMCO                                                 ROYCE             ROYCE            T. ROWE           T. ROWE
            LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE
        DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM
      ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND
       CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------------


            $13               $91              $413             $4,385            $2,864            $15,600             $76

             13                 6                19                942               386              4,140              18







        VAN KAMPEN
         UIF U.S.
       REAL ESTATE--
          CLASS I
      --------------


           $860

             43

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

     - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

     - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

       For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

       For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

       For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

     - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------


       processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL:


                                              MONTHLY                MONTHLY
                                          CONTRACT CHARGE        CONTRACT CHARGE
POLICY                                     POLICY YEAR 1     SUBSEQUENT POLICY YEARS
------                                    ---------------    -----------------------
VUL....................................          N/A                   $ 7
SVUL...................................         $ 60                    10
VUL 2000...............................           30                    10
VUL Provider...........................           30                    10
Pinnacle VUL*..........................          100                    25
Pinnacle SVUL*.........................          100                    25



       -------

       * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

     - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

       For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

       For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

       For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

     - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

     - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

       For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

       For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

       For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

     - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

     - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
       2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies,
       NYLIAC deducts a .50% mortality and expense risk charge and for SVUL

----------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

--------------------------------------------------------------------------------


       (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

       For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

     The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

     For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

     Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

     For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

     For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.


----------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2007 and 2006 were as follows:





                                                                         MAINSTAY VP
                             MAINSTAY VP           MAINSTAY VP             CAPITAL
                             BALANCED--              BOND--            APPRECIATION--
                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                         ------------------    ------------------    ------------------
                           2007       2006       2007       2006       2007       2006
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      38        91         72          76         904      1,127
Units redeemed.........    (529)      (24)       (88)       (123)     (1,549)    (1,725)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........    (491)       67        (16)        (47)       (645)      (598)
                           ====       ===        ===        ====      ======     ======

GROUP 2 POLICIES
Units issued...........      38        52         75          95         923      1,191
Units redeemed.........     (15)      (16)       (84)       (118)     (1,336)    (1,428)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........      23        36         (9)        (23)       (413)      (237)
                           ====       ===        ===        ====      ======     ======

GROUP 3 POLICIES
Units issued...........      --        --         42          17          19          2
Units redeemed.........      --        --         (2)         (2)         (1)        (9)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........      --        --         40          15          18         (7)
                           ====       ===        ===        ====      ======     ======

GROUP 4 POLICIES
Units issued...........     166       172         98         114         155        180
Units redeemed.........     (34)      (26)       (70)        (63)       (103)      (101)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........     132       146         28          51          52         79
                           ====       ===        ===        ====      ======     ======




Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                      MAINSTAY VP
                                MAINSTAY VP          CONSERVATIVE           MAINSTAY VP           MAINSTAY VP
          MAINSTAY VP         COMMON STOCK--         ALLOCATION--          CONVERTIBLE--        FLOATING RATE--
        CASH MANAGEMENT        INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007     2006(a)      2007       2006       2007       2006
      ----------------------------------------------------------------------------------------------------------


        3,630      1,541       193        250        48         93          61         55          42      124
       (2,099)    (2,678)     (309)      (381)      (30)        (1)        (70)       (91)     (2,306)     (14)
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
        1,531     (1,137)     (116)      (131)       18         92          (9)       (36)     (2,264)     110
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


        2,104      1,862       327        418        15         23         138        173          34      107
       (1,536)    (2,459)     (447)      (479)       (2)        --        (181)      (210)        (23)     (27)
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
          568       (597)     (120)       (61)       13         23         (43)       (37)         11       80
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


        9,361      3,708        17         17        --         --           8          4          37       59
       (1,820)    (2,610)       (7)        (2)       --         --          (2)        (3)         (2)      --
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
        7,541      1,098        10         15        --         --           6          1          35       59
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


        4,460      3,823       120        129        63         24         120        129         146      184
       (1,254)    (4,596)      (49)       (53)       (6)        (1)        (58)       (81)        (88)     (20)
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
        3,206       (773)       71         76        57         23          62         48          58      164
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


--------------------------------------------------------------------------------








                                                    MAINSTAY VP           MAINSTAY VP
                              MAINSTAY VP             GROWTH              HIGH YIELD
                             GOVERNMENT--          ALLOCATION--        CORPORATE BOND--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007     2006(a)      2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      48          55       341        256         168        197
Units redeemed.........     (80)       (202)      (69)        (7)       (300)      (274)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........     (32)       (147)      272        249        (132)       (77)
                            ===        ====       ===        ===        ====       ====

GROUP 2 POLICIES
Units issued...........      49          66       177        191         160        194
Units redeemed.........     (70)        (88)      (45)        (8)       (203)      (219)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........     (21)        (22)      132        183         (43)       (25)
                            ===        ====       ===        ===        ====       ====

GROUP 3 POLICIES
Units issued...........       2          17        --         --          44         33
Units redeemed.........      (1)         (2)       --         --          (4)        (5)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........       1          15        --         --          40         28
                            ===        ====       ===        ===        ====       ====

GROUP 4 POLICIES
Units issued...........      68          82       406        244         416        385
Units redeemed.........     (55)        (40)      (67)       (18)       (203)      (164)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........      13          42       339        226         213        221
                            ===        ====       ===        ===        ====       ====




Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









          MAINSTAY VP                                 MAINSTAY VP           MAINSTAY VP
          ICAP SELECT           MAINSTAY VP          INTERNATIONAL           LARGE CAP
           EQUITY--          INCOME & GROWTH--         EQUITY--              GROWTH--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006
      ------------------------------------------------------------------------------------


        316          50         10        75         151        244        209         82
        (28)        (29)      (262)      (11)       (119)      (167)       (66)       (47)
        ---        ----       ----       ---        ----       ----       ----       ----
        288          21       (252)       64          32         77        143         35
        ===        ====       ====       ===        ====       ====       ====       ====


        471          60         33        59         191        263        180        226
        (75)       (108)      (444)      (71)       (103)       (82)      (174)      (258)
        ---        ----       ----       ---        ----       ----       ----       ----
        396         (48)      (411)      (12)         88        181          6        (32)
        ===        ====       ====       ===        ====       ====       ====       ====


         18          --          1        --          --         --         17          3
         (2)         --         (8)       --          --         --         (2)        (6)
        ---        ----       ----       ---        ----       ----       ----       ----
         16          --         (7)       --          --         --         15         (3)
        ===        ====       ====       ===        ====       ====       ====       ====


        353          51         36        50         332        366        162        111
        (34)        (21)      (184)      (20)        (94)       (68)       (38)       (30)
        ---        ----       ----       ---        ----       ----       ----       ----
        319          30       (148)       30         238        298        124         81
        ===        ====       ====       ===        ====       ====       ====       ====


--------------------------------------------------------------------------------








                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                MID CAP               MID CAP               MID CAP
                                CORE--               GROWTH--               VALUE--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      89        187          77        156         85        113
Units redeemed.........     (89)       (74)       (129)      (116)      (130)      (126)
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........      --        113         (52)        40        (45)       (13)
                            ===        ===        ====       ====       ====       ====

GROUP 2 POLICIES
Units issued...........      79        110          99        169        104        142
Units redeemed.........     (54)       (52)       (111)      (105)      (139)      (148)
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........      25         58         (12)        64        (35)        (6)
                            ===        ===        ====       ====       ====       ====

GROUP 3 POLICIES
Units issued...........      --         --          --         --         --         --
Units redeemed.........      --         --          --         --         --         --
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........      --         --          --         --         --         --
                            ===        ===        ====       ====       ====       ====

GROUP 4 POLICIES
Units issued...........     233        221         273        350        242        299
Units redeemed.........     (74)       (63)       (127)      (137)      (150)      (144)
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........     159        158         146        213         92        155
                            ===        ===        ====       ====       ====       ====




Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
           MODERATE         MODERATE GROWTH         S&P 500            SMALL CAP          MAINSTAY VP         MAINSTAY VP
         ALLOCATION--        ALLOCATION--           INDEX--            GROWTH--         TOTAL RETURN--          VALUE--
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------  ------------------
        2007     2006(a)    2007     2006(a)    2007       2006     2007       2006     2007       2006     2007       2006
      ----------------------------------------------------------------------------------------------------------------------


        273        177      379        427        429        539      50         65      195        241      172        210
        (56)        (5)     (83)       (10)      (675)      (825)   (132)       (60)    (320)      (359)    (262)      (289)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
        217        172      296        417       (246)      (286)    (82)         5     (125)      (118)     (90)       (79)
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


        111        183      249        268        820      1,047      80        118      168        208      158        198
        (23)        (4)     (29)        (7)    (1,005)    (1,207)   (112)      (184)    (237)      (232)    (198)      (214)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
         88        179      220        261       (185)      (160)    (32)       (66)     (69)       (24)     (40)       (16)
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


         --         --       --         --         68        201      --         --        6          5       10         15
         --         --       --         --         (9)        (7)     --         --       (2)        --       (3)       (68)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
         --         --       --         --         59        194      --         --        4          5        7        (53)
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


        219        148      402        284        650        736     183        220       69         80      166        163
        (25)        (6)     (65)       (18)      (373)      (475)   (137)      (122)     (45)       (41)     (77)       (67)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
        194        142      337        266        277        261      46         98       24         39       89         96
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


--------------------------------------------------------------------------------







                                                       ALGER               AMERICAN
                            ALGER AMERICAN           AMERICAN             CENTURY VP
                               LEVERAGED               SMALL               INFLATION
                               ALL CAP--         CAPITALIZATION--        PROTECTION--
                            CLASS O SHARES        CLASS O SHARES           CLASS II
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued............     --         --         117        177        --         --
Units redeemed..........     --         --        (255)      (184)       --         --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     --         --        (138)        (7)       --         --
                             ==         ==        ====       ====        ==         ==

GROUP 2 POLICIES
Units issued............     --         --         160        252        --         --
Units redeemed..........     --         --        (242)      (230)       --         --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     --         --         (82)        22        --         --
                             ==         ==        ====       ====        ==         ==

GROUP 3 POLICIES
Units issued............     13          5           8         21         5          2
Units redeemed..........     (2)        --         (44)       (44)       (2)        --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     11          5         (36)       (23)        3          2
                             ==         ==        ====       ====        ==         ==

GROUP 4 POLICIES
Units issued............     --         --         103        138        --         --
Units redeemed..........     --         --         (43)       (35)       --         --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     --         --          60        103        --         --
                             ==         ==        ====       ====        ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








           AMERICAN              AMERICAN             CVS CALVERT           DREYFUS IP            DREYFUS VIF
          CENTURY VP            CENTURY VP              SOCIAL              TECHNOLOGY            DEVELOPING
        INTERNATIONAL--           VALUE--              BALANCED              GROWTH--              LEADERS--
           CLASS II              CLASS II              PORTFOLIO          INITIAL SHARES        INITIAL SHARES
      ------------------    ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006       2007       2006
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         10         12         60         56         --         --
         --         --         --         --        (16)       (12)       (48)       (54)        --         --
         --         --        ---         --        ---        ---        ---        ---         --         --
         --         --         --         --         (6)        --         12          2         --         --
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


         --         --         --         --         20         26         41         53         --         --
         --         --         --         --        (26)       (29)       (45)       (46)        --         --
         --         --        ---         --        ---        ---        ---        ---         --         --
         --         --         --         --         (6)        (3)        (4)         7         --         --
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


         38         80         11         64         --         --          6          8         33         35
         (6)        (1)       (43)        (2)        --         --         (1)        (1)        (5)        (1)
         --         --        ---         --        ---        ---        ---        ---         --         --
         32         79        (32)        62         --         --          5          7         28         34
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


         --         --         --         --         17         25         86         99         --         --
         --         --         --         --        (23)       (13)       (48)       (48)        --         --
         --         --        ---         --        ---        ---        ---        ---         --         --
         --         --         --         --         (6)        12         38         51         --         --
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


--------------------------------------------------------------------------------








                              FIDELITY(R)           FIDELITY(R)
                                  VIP                   VIP               FIDELITY(R)
                            CONTRAFUND(R)--       EQUITY-INCOME--        VIP GROWTH--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      268        368        128        247        --         --
Units redeemed.........     (389)      (434)      (183)      (205)       --         --
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........     (121)       (66)       (55)        42        --         --
                            ====       ====       ====       ====        ==         ==

GROUP 2 POLICIES
Units issued...........      391        491        151        227        --         --
Units redeemed.........     (465)      (463)      (189)      (178)       --         --
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........      (74)        28        (38)        49        --         --
                            ====       ====       ====       ====        ==         ==

GROUP 3 POLICIES
Units issued...........      102         95         89         63        63         73
Units redeemed.........      (50)        (5)        (4)        (2)       (2)        (1)
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........       52         90         85         61        61         72
                            ====       ====       ====       ====        ==         ==

GROUP 4 POLICIES
Units issued...........      572        586        286        305        --         --
Units redeemed.........     (202)      (171)      (104)      (113)       --         --
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........      370        415        182        192        --         --
                            ====       ====       ====       ====        ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                  JANUS ASPEN
          FIDELITY(R)         FIDELITY(R) VIP                               FIDELITY(R)             SERIES
              VIP               INVESTMENT            FIDELITY(R)               VIP               BALANCED--
          INDEX 500--          GRADE BOND--          VIP MID CAP--          OVERSEAS--           INSTITUTIONAL
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS            SHARES
      ------------------    ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006       2007       2006
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         --         --         --         --         162        217
         --         --         --         --         --         --         --         --        (310)      (310)
         --         --         --         --        ---        ---         --         --        ----       ----
         --         --         --         --         --         --         --         --        (148)       (93)
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


         --         --         --         --         --         --         --         --         507        640
         --         --         --         --         --         --         --         --        (677)      (819)
         --         --         --         --        ---        ---         --         --        ----       ----
         --         --         --         --         --         --         --         --        (170)      (179)
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


         70         12         32         18         28         20         80         35          16          8
         (4)        (6)        (3)        (1)       (41)       (25)        (3)        (2)         (9)        (3)
         --         --         --         --        ---        ---         --         --        ----       ----
         66          6         29         17        (13)        (5)        77         33           7          5
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


         --         --         --         --         --         --         --         --         245        266
         --         --         --         --         --         --         --         --        (146)      (129)
         --         --         --         --        ---        ---         --         --        ----       ----
         --         --         --         --         --         --         --         --          99        137
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


--------------------------------------------------------------------------------







                               JANUS ASPEN           JANUS ASPEN
                                 SERIES                SERIES
                                 MID CAP              WORLDWIDE              MFS(R)
                                GROWTH--              GROWTH--              INVESTORS
                              INSTITUTIONAL         INSTITUTIONAL        TRUST SERIES--
                                 SHARES                SHARES             INITIAL CLASS
                           ------------------    ------------------    ------------------
                             2007       2006       2007       2006       2007       2006
                           --------------------------------------------------------------

GROUP 1 POLICIES
Units issued............      --         --         274        373        --         --
Units redeemed..........      --         --        (401)      (575)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........      --         --        (127)      (202)       --         --
                              ==         ==        ====       ====        ==         ==

GROUP 2 POLICIES
Units issued............      --         --         582        808        --         --
Units redeemed..........      --         --        (773)      (971)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........      --         --        (191)      (163)       --         --
                              ==         ==        ====       ====        ==         ==

GROUP 3 POLICIES
Units issued............       8          8          21         39         9         --
Units redeemed..........      (1)        --          (4)        (6)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........       7          8          17         33         9         --
                              ==         ==        ====       ====        ==         ==

GROUP 4 POLICIES
Units issued............      --         --         135        152        --         --
Units redeemed..........      --         --         (67)       (66)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........      --         --          68         86        --         --
                              ==         ==        ====       ====        ==         ==




Not all investment divisions are available under all policies.

(b) For the period March 23, 2006 (Commencement of Investments) through December 31, 2006.

(c) For Group 3 Policies, represents the period October 16, 2007 (Commencement of Investments) through December 31, 2007.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                                       NEUBERGER
                                                                      BERMAN AMT
            MFS(R)              MFS(R)              MFS(R)              MID-CAP              PIMCO               PIMCO
         NEW DISCOVERY         RESEARCH            UTILITIES            GROWTH           GLOBAL BOND--      LOW DURATION--
           SERIES--            SERIES--            SERIES--           PORTFOLIO--       ADMINISTRATIVE      ADMINISTRATIVE
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS          CLASS I          CLASS SHARES        CLASS SHARES
      ------------------  ------------------  ------------------  ------------------  ------------------  ------------------
        2007       2006     2007       2006     2007       2006     2007       2006     2007     2006(b)  2007(c)      2006
      ----------------------------------------------------------------------------------------------------------------------


         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


         30          2        9         --       42          6        4          1        5         --       --         --
         --         --       --         --       (1)        --       --         (1)      (1)        --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         30          2        9         --       41          6        4         --        4         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


--------------------------------------------------------------------------------








                              PIMCO                 PIMCO
                          REAL RETURN--        TOTAL RETURN--        ROYCE MICRO-CAP       ROYCE SMALL-CAP
                         ADMINISTRATIVE        ADMINISTRATIVE          PORTFOLIO--           PORTFOLIO--
                          CLASS SHARES          CLASS SHARES        INVESTMENT CLASS      INVESTMENT CLASS
                       ------------------    ------------------    ------------------    ------------------
                         2007       2006       2007       2006       2007       2006       2007       2006
                       ------------------------------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      --         --         --         --         78        107         67         49
Units redeemed......      --         --         --         --        (16)        (8)        (9)        (4)
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....      --         --         --         --         62         99         58         45
                          ==         ==         ==         ==        ===        ===        ===         ==

GROUP 2 POLICIES
Units issued........      --         --         --         --         67        125         59         82
Units redeemed......      --         --         --         --        (21)        (6)        (9)        (4)
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....      --         --         --         --         46        119         50         78
                          ==         ==         ==         ==        ===        ===        ===         ==

GROUP 3 POLICIES
Units issued........       9         --         36          1         --          3         --         --
Units redeemed......      (1)        --         --         --         --         --         --         --
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....       8         --         36          1         --          3         --         --
                          ==         ==         ==         ==        ===        ===        ===         ==

GROUP 4 POLICIES
Units issued........      --         --         --         --        130        142         97         68
Units redeemed......      --         --         --         --        (27)       (11)       (17)        (7)
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....      --         --         --         --        103        131         80         61
                          ==         ==         ==         ==        ===        ===        ===         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                          VAN KAMPEN          VAN KAMPEN
                             T. ROWE PRICE          VAN ECK                              UIF EMERGING        UIF EMERGING
         T. ROWE PRICE       LIMITED-TERM          WORLDWIDE            VAN ECK             MARKETS             MARKETS
         EQUITY INCOME           BOND              ABSOLUTE            WORLDWIDE            DEBT--             EQUITY--
           PORTFOLIO           PORTFOLIO            RETURN            HARD ASSETS           CLASS I             CLASS I
      ------------------  ------------------  ------------------  ------------------  ------------------  ------------------
        2007       2006     2007       2006     2007       2006     2007       2006     2007       2006     2007       2006
      ----------------------------------------------------------------------------------------------------------------------


         175        176      --         --       --         --      278        328       --         --        89        179
        (109)      (118)     --         --       --         --      (48)       (27)      --         --      (117)      (142)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
          66         58      --         --       --         --      230        301       --         --       (28)        37
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


         206        238      --         --       --         --      206        269       --         --       103        211
        (193)      (204)     --         --       --         --      (33)       (18)      --         --       (91)      (103)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
          13         34      --         --       --         --      173        251       --         --        12        108
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


          66         24       7          5       28         17        9         20       15          4        10         30
          (9)       (10)     (3)        --       (1)        --       (2)        (1)      (1)        --        (1)        (1)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
          57         14       4          5       27         17        7         19       14          4         9         29
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


         397        404      --         --       --         --      391        305       --         --       152        164
        (149)      (125)     --         --       --         --      (56)       (25)      --         --       (53)       (44)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
         248        279      --         --       --         --      335        280       --         --        99        120
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


--------------------------------------------------------------------------------







                           VAN KAMPEN
                            UIF U.S.
                              REAL
                            ESTATE--
                             CLASS I
                       ------------------
                         2007       2006
                       ------------------

GROUP 1 POLICIES
Units issued........      --         --
Units redeemed......      --         --
                          --         --
  Net increase
     (decrease).....      --         --
                          ==         ==

GROUP 2 POLICIES
Units issued........      --         --
Units redeemed......      --         --
                          --         --
  Net increase
     (decrease).....      --         --
                          ==         ==

GROUP 3 POLICIES
Units issued........      28         12
Units redeemed......      (1)        (1)
                          --         --
  Net increase
     (decrease).....      27         11
                          ==         ==

GROUP 4 POLICIES
Units issued........      --         --
Units redeemed......      --         --
                          --         --
  Net increase
     (decrease).....      --         --
                          ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2007, 2006, 2005, 2004 and 2003:





                                              MAINSTAY VP
                                              BALANCED--                              MAINSTAY VP
                                             INITIAL CLASS                        BOND--INITIAL CLASS
                                     ----------------------------  ------------------------------------------------
                                       2007      2006      2005      2007      2006      2005      2004      2003
                                     ------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $3,477    $9,094    $7,562    $13,105   $12,712   $13,134   $13,637   $14,432
Units Outstanding..................      294       785       718        623       639       686       722       790
Variable Accumulation Unit Value...   $11.82    $11.58    $10.53    $ 21.03   $ 19.89   $ 19.15   $ 18.88   $ 18.26
Total Return.......................     2.1%      9.9%      5.3%       5.8%      3.8%      1.5%      3.4%      3.8%
Investment Income Ratio............     1.9%      2.1%      1.4%       3.7%      1.2%      3.2%      3.4%      4.1%

GROUP 2 POLICIES(b)
Net Assets.........................   $1,922    $1,618    $1,092    $10,731   $10,257   $10,207   $ 9,680   $ 8,491
Units Outstanding..................      162       139       103        686       695       718       694       630
Variable Accumulation Unit Value...   $11.89    $11.62    $10.55    $ 15.65   $ 14.76   $ 14.19   $ 13.96   $ 13.48
Total Return.......................     2.3%     10.1%      5.5%       6.0%      4.0%      1.7%      3.6%      4.0%
Investment Income Ratio............     2.4%      2.1%      2.4%       3.6%      1.2%      3.3%      3.8%      4.3%

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --    $   --    $ 1,170   $   589   $   379   $   528   $   292
Units Outstanding..................       --        --        --         86        46        31        44        25
Variable Accumulation Unit Value...   $   --    $   --    $   --    $ 13.60   $ 12.77   $ 12.21   $ 11.95   $ 11.48
Total Return.......................       --        --        --       6.5%      4.6%      2.2%      4.1%      4.5%
Investment Income Ratio............       --        --        --       4.4%      1.7%      3.1%      4.4%      5.2%

GROUP 4 POLICIES
Net Assets.........................   $4,525    $2,846    $1,040    $ 5,345   $ 4,651   $ 3,851   $ 2,747   $ 1,614
Units Outstanding..................      375       243        97        402       374       323       236       144
Variable Accumulation Unit Value...   $12.05    $11.72    $10.58    $ 13.27   $ 12.45   $ 11.91   $ 11.66   $ 11.20
Total Return.......................     2.8%     10.7%      5.8%       6.5%      4.5%      2.2%      4.1%      4.5%
Investment Income Ratio............     2.6%      2.6%      2.4%       3.7%      1.3%      3.6%      4.4%      5.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
             CAPITAL APPRECIATION--INITIAL CLASS                         CASH MANAGEMENT
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


      $168,430  $164,993  $171,702  $174,254  $171,100   $15,062   $12,191   $13,394   $15,071   $16,841
         6,895     7,540     8,138     8,889     9,027     9,719     8,188     9,325    10,726    12,004
      $  24.43  $  21.89  $  21.11  $  19.60  $  18.95   $  1.55   $  1.49   $  1.44   $  1.41   $  1.40
         11.6%      3.7%      7.7%      3.4%     26.1%      4.1%      3.9%      2.2%      0.1%        --
          0.1%      0.4%        --      0.3%      0.2%      4.7%      4.5%      2.8%      0.8%      0.7%


      $ 60,491  $ 57,500  $ 57,246  $ 53,193  $ 46,871   $11,840   $10,665   $10,937   $11,507   $13,640
         6,509     6,922     7,159     7,176     6,553     9,549     8,981     9,578    10,323    12,279
      $   9.29  $   8.31  $   8.00  $   7.41  $   7.15   $  1.24   $  1.19   $  1.14   $  1.11   $  1.11
         11.8%      3.9%      7.9%      3.6%     26.4%      4.3%      4.1%      2.4%      0.3%      0.2%
          0.1%      0.4%        --      0.3%      0.2%      4.7%      4.5%      2.9%      0.8%      0.7%


      $    462  $    226  $    287  $    249  $    171   $13,676   $ 4,592   $ 3,214   $ 2,255   $ 1,680
            39        21        28        26        19    11,638     4,097     2,999     2,166     1,627
      $  11.99  $  10.67  $  10.21  $   9.42  $   9.05   $  1.18   $  1.12   $  1.07   $  1.04   $  1.03
         12.4%      4.4%      8.4%      4.2%     27.0%      4.8%      4.6%      3.0%      0.8%      0.7%
          0.4%      0.4%        --      0.3%      0.3%      4.5%      4.4%      2.9%      0.8%      0.7%


      $  8,000  $  6,488  $  5,305  $  3,823  $  1,868   $ 9,963   $ 5,943   $ 6,478   $ 4,412   $ 2,431
           594       542       463       362       184     8,603     5,397     6,170     4,317     2,399
      $  13.45  $  11.97  $  11.46  $  10.57  $  10.15   $  1.15   $  1.10   $  1.05   $  1.02   $  1.01
         12.4%      4.4%      8.4%      4.2%     27.0%      4.8%      4.6%      3.0%      0.8%      0.7%
          0.1%      0.4%        --      0.3%      0.3%      4.6%      4.5%      3.0%      0.9%      0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                                                          MAINSTAY VP
                                                                                         CONSERVATIVE
                                                        MAINSTAY VP                      ALLOCATION--
                                                COMMON STOCK--INITIAL CLASS              INITIAL CLASS
                                     ------------------------------------------------  ----------------
                                       2007      2006      2005      2004      2003      2007     2006
                                     ------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $70,276   $71,216   $65,300   $65,117   $60,036   $1,264   $  990
Units Outstanding..................     2,017     2,133     2,264     2,413     2,450      110       92
Variable Accumulation Unit Value...   $ 34.85   $ 33.38   $ 28.86   $ 26.99   $ 24.50   $11.48   $10.75
Total Return.......................      4.4%     15.7%      6.9%     10.1%     25.5%     6.7%     7.5%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.1%     2.8%     1.9%

GROUP 2 POLICIES(b)
Net Assets.........................   $37,367   $37,206   $32,781   $30,884   $25,743   $  416   $  243
Units Outstanding..................     2,829     2,949     3,010     3,038     2,794       36       23
Variable Accumulation Unit Value...   $ 13.21   $ 12.62   $ 10.89   $ 10.16   $  9.21   $11.40   $10.65
Total Return.......................      4.6%     15.9%      7.1%     10.3%     25.7%     7.0%     6.5%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.5%      1.2%     3.2%     2.9%

GROUP 3 POLICIES
Net Assets.........................   $   880   $   712   $   437   $   342   $   181   $   --   $   --
Units Outstanding..................        65        55        40        33        20       --       --
Variable Accumulation Unit Value...   $ 13.51   $ 12.85   $ 11.03   $ 10.25   $  9.24   $   --   $   --
Total Return.......................      5.1%     16.5%      7.7%     10.9%     26.4%       --       --
Investment Income Ratio............      1.3%      0.7%      1.1%      1.8%      1.5%       --       --

GROUP 4 POLICIES
Net Assets.........................   $ 7,761   $ 6,331   $ 4,474   $ 3,337   $ 1,665   $  961   $  245
Units Outstanding..................       502       431       355       285       158       80       23
Variable Accumulation Unit Value...   $ 15.46   $ 14.70   $ 12.62   $ 11.72   $ 10.57   $11.51   $10.71
Total Return.......................      5.1%     16.5%      7.7%     10.9%     26.4%     7.5%     7.1%
Investment Income Ratio............      1.3%      0.6%      1.1%      1.8%      1.5%     4.1%     2.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                 MAINSTAY VP
                         MAINSTAY VP                           FLOATING RATE--
                 CONVERTIBLE--INITIAL CLASS                     INITIAL CLASS
      ------------------------------------------------  ----------------------------
        2007      2006      2005      2004      2003      2007      2006      2005
      ------------------------------------------------------------------------------


       $12,342   $11,002   $10,737   $11,056   $ 9,403   $2,345    $26,514   $24,081
           503       512       548       597       535      216      2,480     2,370
       $ 24.52   $ 21.50   $ 19.60   $ 18.52   $ 17.58   $10.89    $ 10.69   $ 10.16
         14.1%      9.6%      5.9%      5.4%     21.4%     1.8%       5.2%      1.6%
          2.3%      2.3%      1.5%      2.1%      2.5%     6.6%       6.3%      4.7%


       $21,168   $19,175   $17,963   $16,830   $14,680   $1,619    $ 1,472   $   594
         1,221     1,264     1,301     1,293     1,191      148        137        57
       $ 17.34   $ 15.17   $ 13.81   $ 13.02   $ 12.33   $10.95    $ 10.73   $ 10.18
         14.3%      9.9%      6.1%      5.6%     21.6%     2.0%       5.5%      1.8%
          2.3%      2.4%      1.6%      2.1%      2.5%     6.5%       6.4%      5.1%


       $   481   $   331   $   287   $   259   $   209   $1,000    $   611   $    --
            29        23        22        21        18       94         59        --
       $ 16.60   $ 14.45   $ 13.09   $ 12.27   $ 11.57   $10.61    $ 10.34   $    --
         14.9%     10.4%      6.6%      6.1%     22.2%     2.6%       3.4%        --
          2.5%      2.6%      1.7%      2.2%      2.8%     6.5%       5.9%        --


       $ 8,552   $ 6,526   $ 5,298   $ 3,837   $ 1,791   $2,827    $ 2,131   $   340
           510       448       400       310       153      255        197        33
       $ 16.75   $ 14.58   $ 13.21   $ 12.39   $ 11.67   $11.10    $ 10.82   $ 10.21
         14.9%     10.4%      6.6%      6.1%     22.2%     2.6%       6.0%      2.1%
          2.3%      2.6%      1.8%      2.5%      3.5%     6.5%       6.1%      4.5%

                         MAINSTAY VP
                  GOVERNMENT--INITIAL CLASS
      ------------------------------------------------
        2007      2006      2005      2004      2003
      ------------------------------------------------

       $8,394    $8,512    $10,877   $11,676   $12,095
          428       460        607       662       704
       $19.62    $18.52    $ 17.92   $ 17.63   $ 17.18
         5.9%      3.3%       1.7%      2.6%      1.2%
         4.9%      0.8%       3.1%      4.1%      4.3%

       $6,014    $5,969    $ 6,082   $ 5,839   $ 5,949
          396       417        439       431       451
       $15.19    $14.31    $ 13.82   $ 13.56   $ 13.19
         6.2%      3.5%       1.9%      2.8%      1.4%
         4.9%      1.0%       3.3%      4.2%      4.3%

       $  414    $  377    $   185   $   165   $   120
           32        31         16        14        11
       $13.01    $12.20    $ 11.72   $ 11.45   $ 11.08
         6.7%      4.1%       2.4%      3.3%      1.9%
         4.9%      1.7%       3.3%      4.6%      4.5%

       $4,028    $3,574    $ 2,952   $ 2,413   $ 1,656
          312       299        257       215       152
       $12.77    $11.97    $ 11.50   $ 11.24   $ 10.87
         6.7%      4.0%       2.4%      3.3%      1.9%
         4.9%      1.1%       3.4%      4.8%      5.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                         MAINSTAY VP
                                           GROWTH                           MAINSTAY VP
                                        ALLOCATION--                        HIGH YIELD
                                        INITIAL CLASS              CORPORATE BOND--INITIAL CLASS
                                     ------------------  ------------------------------------------------
                                       2007      2006      2007      2006      2005      2004      2003
                                     --------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $6,400    $2,781    $52,218   $55,006   $51,635   $53,870   $47,585
Units Outstanding..................      521       249      1,848     1,980     2,057     2,203     2,179
Variable Accumulation Unit Value...   $12.25    $11.17    $ 28.25   $ 27.81   $ 24.99   $ 24.45   $ 21.84
Total Return.......................     9.6%     11.7%       1.6%     11.2%      2.2%     11.9%     35.4%
Investment Income Ratio............     1.5%      1.4%       6.5%      2.0%      6.0%      7.6%      8.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $3,803    $2,018    $27,662   $27,950   $25,483   $24,317   $18,335
Units Outstanding..................      315       183      1,521     1,564     1,589     1,554     1,314
Variable Accumulation Unit Value...   $12.10    $11.02    $ 18.19   $ 17.87   $ 16.03   $ 15.65   $ 13.95
Total Return.......................     9.9%     10.2%       1.8%     11.5%      2.4%     12.2%     35.7%
Investment Income Ratio............     1.3%      1.6%       6.6%      2.0%      5.9%      7.6%      8.6%

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --    $ 1,901   $ 1,125   $   558   $   544   $   411
Units Outstanding..................       --        --        102        62        34        34        29
Variable Accumulation Unit Value...   $   --    $   --    $ 18.62   $ 18.20   $ 16.25   $ 15.78   $ 14.00
Total Return.......................       --        --       2.3%     12.0%      2.9%     12.7%     36.4%
Investment Income Ratio............       --        --       7.5%      2.9%      6.0%      6.5%      7.6%

GROUP 4 POLICIES
Net Assets.........................   $6,916    $2,507    $24,110   $19,819   $14,260   $ 8,986   $ 3,601
Units Outstanding..................      565       226      1,354     1,141       920       597       270
Variable Accumulation Unit Value...   $12.22    $11.07    $ 17.77   $ 17.37   $ 15.50   $ 15.06   $ 13.36
Total Return.......................    10.4%     10.7%       2.3%     12.0%      2.9%     12.7%     36.4%
Investment Income Ratio............     1.6%      1.7%       7.0%      2.2%      7.0%      9.5%     11.0%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
              ICAP SELECT EQUITY--INITIAL CLASS                  INCOME & GROWTH--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $ 7,024   $2,833    $2,171    $1,805    $1,238      $--     $2,963    $1,909    $1,780    $1,371
           504      216       195       171       130       --        252       188       183       157
       $ 13.92   $13.12    $11.07    $10.57    $ 9.56      $--     $11.77    $10.14    $ 9.75    $ 8.72
          6.1%    18.5%      4.7%     10.6%     27.1%       --      16.0%      4.0%     11.9%     27.8%
          0.6%     0.3%      1.0%      1.1%      0.9%       --       0.8%      1.2%      1.9%      1.9%


       $12,629   $6,304    $5,881    $5,346    $4,035      $--     $5,062    $4,480    $4,141    $3,183
           845      449       497       474       396       --        411       423       407       351
       $ 14.94   $14.05    $11.83    $11.28    $10.18      $--     $12.31    $10.59    $10.16    $ 9.07
          6.3%    18.7%      4.9%     10.8%     27.3%       --      16.3%      4.2%     12.1%     28.1%
          0.6%     0.3%      1.0%      1.1%      1.0%       --       0.6%      1.2%      1.9%      1.6%


       $   425   $  165    $  132    $  118    $   63      $--     $  108    $   92    $   91    $  350
            27       11        11        10         6       --          7         7         8        33
       $ 15.81   $14.80    $12.40    $11.76    $10.56      $--     $14.50    $12.41    $11.86    $10.52
          6.9%    19.3%      5.4%     11.4%     27.9%       --      16.8%      4.7%     12.7%     28.7%
          0.6%     0.3%      0.9%      1.0%      1.3%       --       0.6%      1.1%      0.7%      1.8%


       $ 7,866   $2,594    $1,796    $1,234    $  407      $--     $2,272    $1,557    $  899    $  323
           493      174       144       104        38       --        148       118        72        29
       $ 15.92   $14.90    $12.49    $11.85    $10.64      $--     $15.36    $13.14    $12.55    $11.14
          6.9%    19.3%      5.4%     11.4%     27.9%       --      16.9%      4.7%     12.7%     28.7%
          0.7%     0.3%      1.0%      1.4%      1.4%       --       0.7%      1.4%      2.4%      2.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                            INTERNATIONAL EQUITY--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $29,329   $27,357   $19,433   $13,646   $8,605
Units Outstanding..................     1,071     1,039       962       725      533
Variable Accumulation Unit Value...   $ 27.42   $ 26.32   $ 20.18   $ 18.82   $16.15
Total Return.......................      4.2%     30.4%      7.2%     16.5%    29.1%
Investment Income Ratio............      0.7%      0.3%      1.9%      1.1%     2.0%

GROUP 2 POLICIES(b)
Net Assets.........................   $18,672   $16,481   $10,159   $ 6,258   $3,310
Units Outstanding..................     1,099     1,011       830       540      334
Variable Accumulation Unit Value...   $ 16.98   $ 16.26   $ 12.44   $ 11.58   $ 9.92
Total Return.......................      4.4%     30.7%      7.5%     16.8%    29.4%
Investment Income Ratio............      0.7%      0.3%      2.0%      1.2%     2.3%

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $   --
Units Outstanding..................        --        --        --        --       --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $   --
Total Return.......................        --        --        --        --       --
Investment Income Ratio............        --        --        --        --       --

GROUP 4 POLICIES
Net Assets.........................   $19,316   $13,667   $ 5,891   $ 2,665   $  526
Units Outstanding..................       924       686       388       190       44
Variable Accumulation Unit Value...   $ 20.89   $ 19.91   $ 15.16   $ 14.04   $11.96
Total Return.......................      4.9%     31.3%      8.0%     17.3%    30.0%
Investment Income Ratio............      0.7%      0.4%      2.2%      1.6%     3.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
               LARGE CAP GROWTH--INITIAL CLASS                     MID CAP CORE--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $ 5,670   $ 3,636   $ 3,170   $ 3,483   $ 3,207   $13,177   $12,614   $9,347    $11,787   $7,136
           632       489       454       517       461       725       725      612        890      654
       $  8.97   $  7.44   $  6.99   $  6.74   $  6.95   $ 18.14   $ 17.40   $15.24    $ 13.25   $10.91
         20.5%      6.5%      3.6%     (3.0%)    27.2%      4.3%     14.1%    15.1%      21.4%    34.6%
            --      0.1%        --      0.2%      0.2%      0.4%        --     0.5%       0.6%     0.5%


       $15,653   $12,902   $12,396   $12,186   $12,283   $10,340   $ 9,451   $7,371    $ 3,914   $1,640
         1,279     1,273     1,305     1,332     1,305       559       534      476        292      149
       $ 12.24   $ 10.13   $  9.50   $  9.15   $  9.41   $ 18.50   $ 17.70   $15.48    $ 13.43   $11.04
         20.7%      6.7%      3.8%     (2.8%)    27.4%      4.5%     14.4%    15.3%      21.6%    34.8%
            --      0.1%        --      0.2%      0.2%      0.4%        --     0.7%       0.7%     0.6%


       $   487   $   242   $   255   $   214   $   191   $    --   $    --   $   --    $    --   $   --
            39        24        27        24        21        --        --       --         --       --
       $ 12.33   $ 10.16   $  9.48   $  9.08   $  9.30   $    --   $    --   $   --    $    --   $   --
         21.3%      7.2%      4.3%     (2.3%)    28.1%        --        --       --         --       --
            --      0.1%        --      0.3%      0.2%        --        --       --         --       --


       $ 5,106   $ 2,756   $ 1,710   $ 1,257   $   655   $13,563   $ 9,877   $5,976    $ 2,594   $  566
           363       239       158       122        62       680       521      363        183       49
       $ 13.97   $ 11.51   $ 10.74   $ 10.29   $ 10.54   $ 19.88   $ 18.93   $16.47    $ 14.21   $11.63
         21.3%      7.2%      4.3%     (2.3%)    28.1%      5.0%     15.0%    15.9%      22.2%    35.5%
            --      0.2%        --      0.3%      0.2%      0.4%        --     0.7%       0.8%     0.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               MID CAP GROWTH--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $13,698   $12,628   $11,166   $11,789   $7,461
Units Outstanding..................       834       886       846     1,041      802
Variable Accumulation Unit Value...   $ 16.43   $ 14.29   $ 13.17   $ 11.33   $ 9.30
Total Return.......................     15.0%      8.5%     16.3%     21.8%    43.8%
Investment Income Ratio............        --        --        --        --       --

GROUP 2 POLICIES(b)
Net Assets.........................   $14,418   $12,688   $10,811   $ 6,775   $3,517
Units Outstanding..................       837       849       785       574      363
Variable Accumulation Unit Value...   $ 17.23   $ 14.96   $ 13.76   $ 11.81   $ 9.68
Total Return.......................     15.2%      8.7%     16.5%     22.0%    44.1%
Investment Income Ratio............        --        --        --        --       --

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $   --
Units Outstanding..................        --        --        --        --       --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $   --
Total Return.......................        --        --        --        --       --
Investment Income Ratio............        --        --        --        --       --

GROUP 4 POLICIES
Net Assets.........................   $19,538   $14,375   $ 9,842   $ 4,691   $1,304
Units Outstanding..................       990       844       631       353      120
Variable Accumulation Unit Value...   $ 19.71   $ 17.03   $ 15.58   $ 13.31   $10.85
Total Return.......................     15.8%      9.2%     17.1%     22.6%    44.8%
Investment Income Ratio............        --        --        --        --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                            MAINSTAY VP         MAINSTAY VP
                                                             MODERATE         MODERATE GROWTH
                         MAINSTAY VP                       ALLOCATION--        ALLOCATION--
                MID CAP VALUE--INITIAL CLASS               INITIAL CLASS       INITIAL CLASS
      ------------------------------------------------  ------------------  ------------------
        2007      2006      2005      2004      2003      2007      2006      2007      2006
      ----------------------------------------------------------------------------------------


       $13,762   $14,697   $13,143   $14,820   $9,718    $4,594    $1,874    $8,640    $4,635
           943       988     1,001     1,185      907       389       172       713       417
       $ 14.60   $ 14.87   $ 13.13   $ 12.51   $10.72    $11.80    $10.92    $12.08    $11.12
         (1.8%)    13.3%      5.0%     16.7%    28.1%      8.0%      9.2%      8.6%     11.2%
          1.0%      0.1%      0.8%      1.0%     1.1%      3.0%      1.9%      2.2%      2.3%


       $12,857   $13,592   $12,092   $ 9,228   $5,632    $3,126    $1,939    $5,768    $2,881
           871       906       912       733      523       267       179       481       261
       $ 14.78   $ 15.03   $ 13.24   $ 12.59   $10.76    $11.71    $10.82    $11.92    $10.95
         (1.6%)    13.5%      5.2%     17.0%    28.3%      8.2%      8.2%      8.9%      9.5%
          1.0%      0.1%      0.9%      1.0%     1.2%      2.9%      2.1%      2.3%      2.1%


       $    --   $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --
            --        --        --        --       --        --        --        --        --
       $    --   $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --
            --        --        --        --       --        --        --        --        --
            --        --        --        --       --        --        --        --        --


       $13,587   $12,305   $ 8,702   $ 4,862   $1,814    $4,008    $1,551    $7,316    $2,942
           893       801       646       381      167       336       142       603       266
       $ 15.19   $ 15.36   $ 13.47   $ 12.75   $10.84    $11.90    $10.95    $12.10    $11.06
         (1.1%)    14.0%      5.7%     17.5%    29.0%      8.7%      9.5%      9.4%     10.6%
          1.0%      0.1%      0.9%      1.2%     1.5%      3.1%      3.4%      2.4%      2.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               S&P 500 INDEX--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $154,823  $157,043  $145,879  $146,432  $133,315
Units Outstanding..................     4,156     4,402     4,688     4,895     4,890
Variable Accumulation Unit Value...  $  37.28  $  35.68  $  31.13  $  29.91  $  27.26
Total Return.......................      4.5%     14.6%      4.1%      9.7%     27.3%
Investment Income Ratio............      1.6%      0.5%      1.2%      1.6%      1.4%

GROUP 2 POLICIES(b)
Net Assets.........................  $ 85,692  $ 83,998  $ 74,782  $ 69,081  $ 56,757
Units Outstanding..................     6,960     7,145     7,305     7,035     6,355
Variable Accumulation Unit Value...  $  12.31  $  11.76  $  10.24  $   9.82  $   8.93
Total Return.......................      4.7%     14.9%      4.3%      9.9%     27.6%
Investment Income Ratio............      1.6%      0.5%      1.2%      1.7%      1.5%

GROUP 3 POLICIES
Net Assets.........................  $  4,322  $  3,318  $    623  $    817  $    410
Units Outstanding..................       306       247        53        74        41
Variable Accumulation Unit Value...  $  14.14  $  13.43  $  11.64  $  11.11  $  10.06
Total Return.......................      5.2%     15.4%      4.8%     10.5%     28.2%
Investment Income Ratio............      1.8%      1.0%      1.1%      1.6%      3.1%

GROUP 4 POLICIES
Net Assets.........................  $ 41,534  $ 35,383  $ 27,317  $ 18,720  $  6,886
Units Outstanding..................     2,693     2,416     2,155     1,547       629
Variable Accumulation Unit Value...  $  15.40  $  14.64  $  12.68  $  12.10  $  10.95
Total Return.......................      5.2%     15.5%      4.8%     10.5%     28.2%
Investment Income Ratio............      1.7%      0.6%      1.4%      2.2%      2.0%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
               SMALL CAP GROWTH--INITIAL CLASS                     TOTAL RETURN--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $5,034    $6,147    $5,817    $10,272   $8,132    $44,164   $44,324   $43,324   $44,038   $42,609
          452       534       529        967      831      1,738     1,863     1,981     2,129     2,175
       $11.15    $11.60    $10.98    $ 10.63   $ 9.78    $ 25.40   $ 23.79   $ 21.88   $ 20.69   $ 19.59
        (3.9%)     5.6%      3.3%       8.6%    40.7%       6.8%      8.7%      5.8%      5.6%     18.8%
           --        --        --         --       --       2.2%      0.6%      1.5%      1.7%      1.9%


       $6,580    $7,215    $7,581    $ 6,396   $4,170    $15,890   $15,673   $14,630   $13,594   $11,610
          570       602       668        585      415      1,272     1,341     1,365     1,343     1,214
       $11.54    $11.98    $11.32    $ 10.93   $10.04    $ 12.50   $ 11.69   $ 10.73   $ 10.12   $  9.57
        (3.7%)     5.8%      3.5%       8.9%    41.0%       7.0%      8.9%      6.0%      5.8%     19.1%
           --        --        --         --       --       2.2%      0.6%      1.6%      1.8%      2.1%


       $   --    $   --    $   --    $    --   $   --    $   240   $   172   $   108   $   101   $     3
           --        --        --         --       --         18        14         9         9        --
       $   --    $   --    $   --    $    --   $   --    $ 13.64   $ 12.69   $ 11.59   $ 10.88   $ 10.23
           --        --        --         --       --       7.5%      9.5%      6.5%      6.4%     19.7%
           --        --        --         --       --       2.2%      0.8%      1.6%      1.7%      2.2%


       $8,554    $8,191    $6,400    $ 3,819   $1,337    $ 4,065   $ 3,461   $ 2,669   $ 1,898   $   914
          630       584       486        301      115        281       257       218       165        84
       $13.57    $14.02    $13.18    $ 12.67   $11.58    $ 14.46   $ 13.45   $ 12.28   $ 11.53   $ 10.84
        (3.2%)     6.3%      4.1%       9.4%    41.7%       7.5%      9.5%      6.5%      6.4%     19.7%
           --        --        --         --       --       2.3%      0.7%      1.8%      2.2%      2.5%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                                   VALUE--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $49,351   $51,068   $45,082   $44,899   $40,618
Units Outstanding..................     1,786     1,876     1,955     2,054     2,053
Variable Accumulation Unit Value...   $ 27.62   $ 27.22   $ 23.06   $ 21.86   $ 19.78
Total Return.......................      1.5%     18.0%      5.5%     10.5%     26.5%
Investment Income Ratio............      1.6%      0.4%      1.2%      1.2%      1.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $21,948   $22,221   $19,019   $17,691   $14,265
Units Outstanding..................     1,320     1,360     1,376     1,353     1,208
Variable Accumulation Unit Value...   $ 16.62   $ 16.35   $ 13.82   $ 13.08   $ 11.81
Total Return.......................      1.7%     18.3%      5.7%     10.7%     26.7%
Investment Income Ratio............      1.6%      0.4%      1.2%      1.2%      1.7%

GROUP 3 POLICIES
Net Assets.........................   $   697   $   588   $ 1,123   $ 1,036   $   736
Units Outstanding..................        48        41        94        92        73
Variable Accumulation Unit Value...   $ 14.52   $ 14.21   $ 11.95   $ 11.25   $ 10.11
Total Return.......................      2.2%     18.9%      6.2%     11.3%     27.4%
Investment Income Ratio............      1.7%      0.3%      1.3%      1.6%      1.8%

GROUP 4 POLICIES
Net Assets.........................   $ 9,409   $ 7,915   $ 5,490   $ 3,975   $ 2,025
Units Outstanding..................       635       546       450       346       196
Variable Accumulation Unit Value...   $ 14.81   $ 14.50   $ 12.19   $ 11.48   $ 10.31
Total Return.......................      2.2%     18.9%      6.2%     11.3%     27.4%
Investment Income Ratio............      1.7%      0.4%      1.4%      1.4%      2.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       ALGER AMERICAN                                    ALGER AMERICAN
              LEVERAGED ALL CAP--CLASS O SHARES               SMALL CAPITALIZATION--CLASS O SHARES
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $23,986   $22,637   $19,086   $16,480   $14,286
           --        --        --        --        --      1,407     1,545     1,552     1,556     1,562
       $   --    $   --    $   --    $   --    $   --    $ 17.05   $ 14.65   $ 12.29   $ 10.59   $  9.15
           --        --        --        --        --      16.4%     19.2%     16.1%     15.8%     41.4%
           --        --        --        --        --         --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $20,855   $18,785   $15,527   $12,816   $10,177
           --        --        --        --        --      1,608     1,690     1,668     1,601     1,475
       $   --    $   --    $   --    $   --    $   --    $ 12.97   $ 11.11   $  9.31   $  8.00   $  6.90
           --        --        --        --        --      16.7%     19.4%     16.3%     16.0%     41.6%
           --        --        --        --        --         --        --        --        --        --


       $  489    $  178    $   76    $   64    $   38    $   907   $ 1,408   $ 1,522   $ 1,311   $   894
           21        10         5         5         3         44        80       103       104        83
       $23.51    $17.61    $14.76    $12.90    $11.92    $ 20.75   $ 17.70   $ 14.75   $ 12.62   $ 10.82
        33.5%     19.3%     14.4%      8.2%     34.7%      17.2%     20.0%     16.9%     16.6%     42.3%
           --        --        --        --        --         --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $ 7,920   $ 5,601   $ 3,021   $ 1,704   $   430
           --        --        --        --        --        351       291       188       124        37
       $   --    $   --    $   --    $   --    $   --    $ 22.57   $ 19.25   $ 16.04   $ 13.72   $ 11.77
           --        --        --        --        --      17.2%     20.0%     16.9%     16.6%     42.3%
           --        --        --        --        --         --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                AMERICAN CENTURY
                                                  VP INFLATION                              AMERICAN CENTURY VP
                                              PROTECTION--CLASS II                        INTERNATIONAL--CLASS II
                                     --------------------------------------  ------------------------------------------------
                                       2007      2006      2005      2004      2007      2006      2005      2004      2003
                                     ----------------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $   75    $   32    $    6    $    1    $2,730    $1,691    $  119    $   53    $  208
Units Outstanding..................        6         3        --        --       119        87         8         4        17
Variable Accumulation Unit Value...   $11.75    $10.73    $10.55    $10.39    $22.87    $19.39    $15.55    $13.74    $11.98
Total Return.......................     9.5%      1.6%      1.6%      3.9%     17.9%     24.7%     13.1%     14.8%     24.4%
Investment Income Ratio............     4.4%      3.1%      5.4%      4.6%      0.5%      0.3%      0.7%      3.0%        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------










                     AMERICAN CENTURY VP                                   CVS CALVERT
                       VALUE--CLASS II                              SOCIAL BALANCED PORTFOLIO
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $1,713    $1,773    $1,642    $1,518    $1,377
           --        --        --        --        --        98       104       104       101        98
       $   --    $   --    $   --    $   --    $   --    $17.45    $17.10    $15.84    $15.09    $14.04
           --        --        --        --        --      2.0%      8.0%      4.9%      7.5%     18.5%
           --        --        --        --        --      2.4%      2.4%      1.9%      1.7%      1.9%


       $   --    $   --    $   --    $   --    $   --    $2,183    $2,203    $2,069    $1,962    $1,712
           --        --        --        --        --       175       181       184       183       172
       $   --    $   --    $   --    $   --    $   --    $12.44    $12.17    $11.25    $10.70    $ 9.93
           --        --        --        --        --      2.2%      8.2%      5.1%      7.7%     18.7%
           --        --        --        --        --      2.4%      2.3%      1.8%      1.8%      2.0%


       $  843    $1,448    $  290    $  973    $  189    $   --    $   --    $   --    $   --    $   --
           49        81        19        67        15        --        --        --        --        --
       $17.03    $17.98    $15.18    $14.48    $12.68    $   --    $   --    $   --    $   --    $   --
        (5.3%)    18.5%      4.9%     14.2%     28.8%        --        --        --        --        --
         1.8%      0.5%      1.6%      0.4%        --        --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $  937    $  979    $  755    $  451    $  185
           --        --        --        --        --        65        71        59        37        17
       $   --    $   --    $   --    $   --    $   --    $14.21    $13.83    $12.71    $12.03    $11.11
           --        --        --        --        --      2.8%      8.8%      5.7%      8.3%     19.3%
           --        --        --        --        --      2.3%      2.6%      2.2%      2.4%      2.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                        DREYFUS IP
                                                    TECHNOLOGY GROWTH--
                                                      INITIAL SHARES
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $3,475    $2,964    $2,819    $3,086    $1,633
Units Outstanding..................      325       313       311       351       185
Variable Accumulation Unit Value...   $10.69    $ 9.38    $ 9.06    $ 8.79    $ 8.81
Total Return.......................    13.9%      3.6%      3.1%     (0.2%)    49.9%
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $3,329    $2,963    $2,785    $2,429    $1,884
Units Outstanding..................      299       303       296       266       206
Variable Accumulation Unit Value...   $11.17    $ 9.78    $ 9.43    $ 9.13    $ 9.13
Total Return.......................    14.2%      3.8%      3.3%      0.0%     50.2%
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  242    $  154    $   63    $   75    $   53
Units Outstanding..................       17        12         5         6         5
Variable Accumulation Unit Value...   $14.36    $12.52    $12.00    $11.56    $11.51
Total Return.......................    14.7%      4.3%      3.8%      0.5%     51.0%
Investment Income Ratio............       --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $4,303    $3,251    $2,514    $1,641    $  637
Units Outstanding..................      297       259       208       141        55
Variable Accumulation Unit Value...   $14.46    $12.60    $12.08    $11.64    $11.59
Total Return.......................    14.7%      4.3%      3.8%      0.5%     51.0%
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         DREYFUS VIF
                    DEVELOPING LEADERS--                                 FIDELITY(R) VIP
                       INITIAL SHARES                             CONTRAFUND(R)--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --   $106,766   $94,769   $87,169   $71,268   $59,024
            --       --        --        --        --      3,268     3,389     3,455     3,282     3,117
       $    --   $   --    $   --    $   --    $   --   $  32.66   $ 27.97   $ 25.21   $ 21.71   $ 18.94
            --       --        --        --        --      16.8%     10.9%     16.1%     14.7%     27.6%
            --       --        --        --        --       1.0%      1.3%      0.3%      0.3%      0.4%


       $    --   $   --    $   --    $   --    $   --   $ 68,721   $59,914   $53,530   $40,911   $30,734
            --       --        --        --        --      3,567     3,641     3,613     3,214     2,774
       $    --   $   --    $   --    $   --    $   --   $  19.26   $ 16.46   $ 14.81   $ 12.73   $ 11.08
            --       --        --        --        --      17.0%     11.2%     16.4%     14.9%     27.8%
            --       --        --        --        --       1.0%      1.3%      0.3%      0.3%      0.4%


       $ 1,161   $  875    $  326    $  279    $  135   $  6,943   $ 5,013   $ 3,083   $ 1,376   $   641
            84       56        22        20        11        341       289       199       104        56
       $ 13.86   $15.59    $15.02    $14.20    $12.75   $  20.36   $ 17.32   $ 15.50   $ 13.26   $ 11.48
        (11.1%)    3.8%      5.8%     11.3%     27.5%      17.6%     11.7%     16.9%     15.5%     28.5%
          0.6%     0.3%        --      0.2%        --       1.0%      1.6%      0.2%      0.3%      0.4%


       $    --   $   --    $   --    $   --    $   --   $ 35,272   $23,566   $14,699   $ 6,747   $ 2,500
            --       --        --        --        --      1,731     1,361       946       509       218
       $    --   $   --    $   --    $   --    $   --   $  20.35   $ 17.30   $ 15.49   $ 13.25   $ 11.47
            --       --        --        --        --      17.6%     11.7%     16.9%     15.5%     28.5%
            --       --        --        --        --       1.0%      1.3%      0.2%      0.2%      0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                               EQUITY-INCOME--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $34,182   $35,270   $28,755   $27,122   $22,122
Units Outstanding..................     1,459     1,514     1,472     1,461     1,320
Variable Accumulation Unit Value...   $ 23.49   $ 23.30   $ 19.52   $ 18.57   $ 16.76
Total Return.......................      0.8%     19.4%      5.1%     10.8%     29.4%
Investment Income Ratio............      1.8%      3.3%      1.6%      1.4%      1.7%

GROUP 2 POLICIES(b)
Net Assets.........................   $21,778   $22,182   $17,890   $16,306   $12,853
Units Outstanding..................     1,334     1,372     1,323     1,270     1,111
Variable Accumulation Unit Value...   $ 16.33   $ 16.17   $ 13.52   $ 12.84   $ 11.57
Total Return.......................      1.0%     19.6%      5.3%     11.0%     29.7%
Investment Income Ratio............      1.8%      3.4%      1.6%      1.4%      1.6%

GROUP 3 POLICIES
Net Assets.........................   $ 3,044   $ 1,648   $   564   $   401   $   732
Units Outstanding..................       189       104        43        32        66
Variable Accumulation Unit Value...   $ 16.10   $ 15.86   $ 13.19   $ 12.46   $ 11.17
Total Return.......................      1.5%     20.2%      5.9%     11.5%     30.3%
Investment Income Ratio............      2.2%      4.0%      1.4%      2.8%      0.3%

GROUP 4 POLICIES
Net Assets.........................   $15,397   $12,294   $ 7,732   $ 4,697   $ 1,449
Units Outstanding..................       963       781       589       380       131
Variable Accumulation Unit Value...   $ 15.97   $ 15.73   $ 13.09   $ 12.36   $ 11.09
Total Return.......................      1.5%     20.2%      5.9%     11.5%     30.3%
Investment Income Ratio............      2.0%      3.3%      1.3%      0.9%      0.9%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                    GROWTH--INITIAL CLASS                           INDEX 500--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $2,257    $1,128     $ 344     $ 316    $  258    $2,818    $1,810    $1,486    $  906    $  613
          168       107        35        34        28       204       138       132        84        63
       $13.44    $10.58     $9.90     $9.36    $ 9.05    $13.78    $13.07    $11.30    $10.78    $ 9.74
        27.0%      6.9%      5.8%      3.4%     32.8%      5.4%     15.7%      4.8%     10.6%     28.4%
         0.6%      0.3%      0.5%      0.2%      0.2%      3.8%      1.5%      1.3%      1.7%      0.7%


       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                      FIDELITY(R) VIP
                                                     INVESTMENT GRADE
                                                    BOND--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  795    $  414    $  202    $   28    $   89
Units Outstanding..................       64        35        18         3         8
Variable Accumulation Unit Value...   $12.44    $11.92    $11.42    $11.18    $10.70
Total Return.......................     4.3%      4.3%      2.2%      4.5%      5.2%
Investment Income Ratio............     3.3%      3.3%      0.7%     10.1%      4.1%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                   MID CAP--INITIAL CLASS                            OVERSEAS--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $3,434    $3,238    $2,972    $1,800    $  632    $4,219    $2,195    $1,360    $  525    $  509
          138       151       156       112        49       199       122        89        41        45
       $24.82    $21.47    $19.05    $16.10    $12.89    $21.16    $18.04    $15.28    $12.83    $11.29
        15.6%     12.7%     18.3%     24.9%     38.6%     17.3%     18.1%     19.0%     13.6%     43.4%
         0.9%      0.4%        --        --      0.4%      3.3%      0.8%      0.4%      0.9%      0.1%


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                    JANUS ASPEN SERIES
                                              BALANCED--INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $46,207   $45,896   $43,947   $43,708   $43,234
Units Outstanding..................     1,665     1,813     1,906     2,031     2,165
Variable Accumulation Unit Value...   $ 27.84   $ 25.36   $ 23.07   $ 21.52   $ 19.97
Total Return.......................      9.8%      9.9%      7.2%      7.8%     13.3%
Investment Income Ratio............      2.5%      2.2%      2.3%      2.3%      2.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $65,146   $61,661   $58,315   $54,629   $47,916
Units Outstanding..................     4,111     4,281     4,460     4,488     4,251
Variable Accumulation Unit Value...   $ 15.84   $ 14.40   $ 13.08   $ 12.17   $ 11.27
Total Return.......................     10.0%     10.2%      7.4%      8.0%     13.5%
Investment Income Ratio............      2.6%      2.2%      2.3%      2.3%      2.3%

GROUP 3 POLICIES
Net Assets.........................   $   656   $   497   $   394   $   335   $   246
Units Outstanding..................        43        36        31        29        23
Variable Accumulation Unit Value...   $ 15.37   $ 13.90   $ 12.56   $ 11.63   $ 10.72
Total Return.......................     10.5%     10.7%      7.9%      8.5%     14.0%
Investment Income Ratio............      2.7%      2.2%      2.3%      2.3%      2.5%

GROUP 4 POLICIES
Net Assets.........................   $15,095   $12,257   $ 9,348   $ 6,487   $ 3,422
Units Outstanding..................       974       875       738       553       317
Variable Accumulation Unit Value...   $ 15.48   $ 14.01   $ 12.65   $ 11.72   $ 10.80
Total Return.......................     10.5%     10.7%      7.9%      8.5%     14.0%
Investment Income Ratio............      2.6%      2.2%      2.4%      2.7%      2.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                     JANUS ASPEN SERIES                                JANUS ASPEN SERIES
            MID CAP GROWTH--INSTITUTIONAL SHARES             WORLDWIDE GROWTH--INSTITUTIONAL SHARES
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $57,829   $55,577   $50,767   $52,683   $51,897
           --        --        --        --        --      2,699     2,826     3,028     3,304     3,386
       $   --    $   --    $   --    $   --    $   --    $ 21.42   $ 19.68   $ 16.76   $ 15.95   $ 15.33
           --        --        --        --        --       8.9%     17.4%      5.1%      4.0%     23.1%
           --        --        --        --        --       0.8%      1.8%      1.4%      1.0%      1.1%


       $   --    $   --    $   --    $   --    $   --    $56,285   $53,656   $47,111   $45,284   $40,827
           --        --        --        --        --      4,782     4,973     5,136     5,200     4,887
       $   --    $   --    $   --    $   --    $   --    $ 11.77   $ 10.79   $  9.17   $  8.71   $  8.35
           --        --        --        --        --       9.1%     17.6%      5.3%      4.3%     23.4%
           --        --        --        --        --       0.8%      1.8%      1.4%      1.0%      1.1%


       $  462    $  275    $  132    $  114    $   27    $ 1,019   $   714   $   258   $   241   $   185
           24        17         9         9         3         75        58        25        24        20
       $19.57    $16.04    $14.12    $12.57    $10.41    $ 13.60   $ 12.41   $ 10.50   $  9.91   $  9.46
        22.0%     13.6%     12.3%     20.7%     35.1%       9.6%     18.2%      5.9%      4.8%     24.0%
         0.2%        --        --        --        --       0.8%      2.1%      1.4%      1.0%      1.0%


       $   --    $   --    $   --    $   --    $   --    $ 7,824   $ 6,179   $ 4,256   $ 2,999   $ 1,530
           --        --        --        --        --        532       464       378       282       151
       $   --    $   --    $   --    $   --    $   --    $ 14.59   $ 13.31   $ 11.26   $ 10.63   $ 10.15
           --        --        --        --        --       9.6%     18.2%      5.9%      4.8%     24.0%
           --        --        --        --        --       0.8%      1.8%      1.5%      1.2%      1.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                          MFS(R)
                                           INVESTORS TRUST SERIES--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  203    $   69    $   60    $   58    $   54
Units Outstanding..................       14         5         5         5         6
Variable Accumulation Unit Value...   $14.33    $13.00    $11.50    $10.72    $ 9.63
Total Return.......................    10.3%     13.0%      7.3%     11.4%     22.1%
Investment Income Ratio............     0.7%      0.5%      0.5%      0.6%      0.7%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                           MFS(R)                                       MFS(R)
                        NEW DISCOVERY                              RESEARCH SERIES--
                    SERIES--INITIAL CLASS                            INITIAL CLASS
      ------------------------------------------------  --------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --


       $  524    $  102    $   69    $   62    $   22    $  111    $   --    $   --    $   --
           38         8         6         6         2         9        --        --        --
       $13.71    $13.37    $11.81    $11.22    $10.54    $12.47    $12.11    $11.93    $11.70
         2.5%     13.2%      5.2%      6.5%      5.4%      3.0%      1.5%      2.0%     17.0%
           --        --        --        --        --        --      0.7%      0.6%        --


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --

                           MFS(R)
                     UTILITIES SERIES--
                        INITIAL CLASS
      ------------------------------------------------
        2007      2006      2005      2004      2003
      ------------------------------------------------

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

       $1,629    $  239    $   54    $   19    $    5
           50         9         3         1        --
       $32.87    $25.70    $19.58    $16.76    $12.87
        27.9%     31.3%     16.8%     30.2%     28.7%
         0.6%      1.5%      0.3%      0.8%      2.2%

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                   NEUBERGER BERMAN AMT
                                             MID-CAP GROWTH PORTFOLIO--CLASS I
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  183    $   85    $   71    $   83    $   39
Units Outstanding..................        9         5         5         7         4
Variable Accumulation Unit Value...   $19.37    $15.81    $13.79    $12.12    $10.42
Total Return.......................    22.5%     14.7%     13.7%     16.3%     28.1%
Investment Income Ratio............       --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







             PIMCO               PIMCO                    PIMCO                         PIMCO
         GLOBAL BOND--      LOW DURATION--            REAL RETURN--                TOTAL RETURN--
        ADMINISTRATIVE      ADMINISTRATIVE           ADMINISTRATIVE                ADMINISTRATIVE
         CLASS SHARES        CLASS SHARES             CLASS SHARES                  CLASS SHARES
      ------------------  ------------------  ----------------------------  ----------------------------
        2007      2006      2007      2006      2007      2006      2005      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --   $     --   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
           --        --        --         --       --        --        --        --        --        --


       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
           --        --        --         --       --        --        --        --        --        --


       $   77    $   31    $   --        $--   $   91     $   5    $    2    $  413    $   14    $    5
            7         3        --         --        8        --        --        37         1        --
       $11.54    $10.52    $10.18        $--   $11.03     $9.96    $ 9.89    $11.22    $10.31    $ 9.92
         9.7%      5.2%      1.8%         --    10.7%      0.8%     (1.1%)     8.8%      3.9%     (0.8%)
         3.2%      2.7%      6.1%         --     4.0%      4.4%      3.4%      3.2%      4.5%      4.0%


       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
           --        --        --         --       --        --        --        --        --        --

                  ROYCE
                MICRO-CAP
               PORTFOLIO--
            INVESTMENT CLASS
      ----------------------------
        2007      2006      2005
      ----------------------------

       $2,187    $1,347    $   99
          171       109        10
       $12.78    $12.40    $10.24
         3.0%     21.1%      2.4%
         1.6%      0.3%      2.6%

       $2,215    $1,584    $   91
          174       128         9
       $12.76    $12.35    $10.20
         3.3%     21.1%      2.0%
         1.6%      0.3%      4.3%

       $   --    $   --    $   --
           --        --        --
       $   --    $   --    $   --
           --        --        --
           --        --        --

       $3,159    $1,757    $  115
          245       142        11
       $12.84    $12.35    $10.20
         4.0%     21.1%      2.0%
         1.8%      0.3%      1.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                   ROYCE
                                                 SMALL-CAP
                                                PORTFOLIO--
                                             INVESTMENT CLASS
                                     --------------------------------
                                       2007      2006          2005
                                     --------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $1,298    $  670        $  118
Units Outstanding..................      115        57            12
Variable Accumulation Unit Value...   $11.26    $11.59        $10.16
Total Return.......................    (2.8%)    14.0%          1.6%
Investment Income Ratio............     0.1%      0.1%            --

GROUP 2 POLICIES(b)
Net Assets.........................   $1,513    $  977        $   69
Units Outstanding..................      135        85             7
Variable Accumulation Unit Value...   $11.21    $11.51        $10.06
Total Return.......................    (2.6%)    14.5%          0.6%
Investment Income Ratio............     0.1%      0.1%            --

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --        $   --
Units Outstanding..................       --        --            --
Variable Accumulation Unit Value...   $   --    $   --        $   --
Total Return.......................       --        --            --
Investment Income Ratio............       --        --            --

GROUP 4 POLICIES
Net Assets.........................   $1,804    $  892        $  148
Units Outstanding..................      156        76            15
Variable Accumulation Unit Value...   $11.47    $11.72        $10.18
Total Return.......................    (2.1%)    15.2%          1.8%
Investment Income Ratio............     0.1%      0.1%            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                        T. ROWE PRICE                                     T. ROWE PRICE
                   EQUITY INCOME PORTFOLIO                         LIMITED-TERM BOND PORTFOLIO
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $21,549   $19,914   $16,049   $10,984   $ 6,156   $   --    $   --    $   --    $   --    $   --
         1,266     1,200     1,142       807       516       --        --        --        --        --
       $ 17.01   $ 16.59   $ 14.04   $ 13.61   $ 11.92   $   --    $   --    $   --    $   --    $   --
          2.5%     18.1%      3.2%     14.1%     24.6%       --        --        --        --        --
          1.7%      1.6%      1.7%      1.7%      1.8%       --        --        --        --        --


       $27,215   $26,291   $21,744   $17,806   $12,402   $   --    $   --    $   --    $   --    $   --
         1,571     1,558     1,524     1,292     1,029       --        --        --        --        --
       $ 17.33   $ 16.86   $ 14.25   $ 13.78   $ 12.05   $   --    $   --    $   --    $   --    $   --
          2.7%     18.4%      3.4%     14.3%     24.9%       --        --        --        --        --
          1.7%      1.6%      1.6%      1.6%      1.8%       --        --        --        --        --


       $ 2,085   $ 1,144   $   772   $   626   $   662   $  275    $  213    $  154    $  162    $  269
           131        74        60        50        61       23        19        14        15        26
       $ 15.92   $ 15.42   $ 12.96   $ 12.47   $ 10.85   $11.89    $11.27    $10.83    $10.64    $10.52
          3.3%     19.0%      3.9%     14.9%     25.5%     5.5%      4.1%      1.7%      1.1%      4.3%
          1.8%      1.6%      1.6%      1.6%      1.8%     4.3%      3.9%      3.6%      3.4%      3.5%


       $20,671   $16,150   $ 9,931   $ 5,421   $ 1,764   $   --    $   --    $   --    $   --    $   --
         1,289     1,041       762       432       162       --        --        --        --        --
       $ 16.02   $ 15.52   $ 13.04   $ 12.55   $ 10.92   $   --    $   --    $   --    $   --    $   --
          3.3%     19.0%      3.9%     14.9%     25.5%       --        --        --        --        --
          1.8%      1.6%      1.7%      1.8%      1.9%       --        --        --        --        --

                 VAN ECK WORLDWIDE
                  ABSOLUTE RETURN
      --------------------------------------
        2007      2006      2005      2004
      --------------------------------------

       $   --    $   --      $--     $   --
           --        --       --         --
       $   --    $   --      $--     $   --
           --        --       --         --
           --        --       --         --

       $   --    $   --      $--     $   --
           --        --       --         --
       $   --    $   --      $--     $   --
           --        --       --         --
           --        --       --         --

       $  477    $  171      $--     $   --
           44        17       --         --
       $10.74    $10.33      $--     $ 9.87
         4.1%      4.6%       --      (1.3%)
         0.4%        --       --         --

       $   --    $   --      $--     $   --
           --        --       --         --
       $   --    $   --      $--     $   --
           --        --       --         --
           --        --       --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                     VAN ECK WORLDWIDE
                                                        HARD ASSETS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $11,631   $4,812    $  454    $   --     $   --
Units Outstanding..................       570      340        39        --         --
Variable Accumulation Unit Value...   $ 20.36   $14.14    $11.35    $   --     $   --
Total Return.......................     44.0%    24.5%     13.5%        --         --
Investment Income Ratio............      0.1%       --        --        --         --

GROUP 2 POLICIES(b)
Net Assets.........................   $ 8,621   $3,579    $  158    $   --     $   --
Units Outstanding..................       438      265        14        --         --
Variable Accumulation Unit Value...   $ 19.69   $13.63    $10.95    $   --     $   --
Total Return.......................     44.4%    24.5%      9.5%        --         --
Investment Income Ratio............      0.1%       --        --        --         --

GROUP 3 POLICIES
Net Assets.........................   $ 1,966   $1,161    $  536    $   30     $    4
Units Outstanding..................        51       44        25         2         --
Variable Accumulation Unit Value...   $ 38.71   $26.63    $21.39    $14.11     $11.38
Total Return.......................     45.4%    24.5%     51.7%     24.0%      13.8%
Investment Income Ratio............      0.1%     0.0%        --      1.8%         --

GROUP 4 POLICIES
Net Assets.........................   $12,922   $4,129    $  135    $   --     $   --
Units Outstanding..................       627      292        12        --         --
Variable Accumulation Unit Value...   $ 20.55   $14.14    $11.35    $   --     $   --
Total Return.......................     45.4%    24.5%     13.5%        --         --
Investment Income Ratio............      0.1%     0.0%        --        --         --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       VAN KAMPEN UIF                                    VAN KAMPEN UIF
               EMERGING MARKETS DEBT--CLASS I                   EMERGING MARKETS EQUITY--CLASS I
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $35,299   $26,013   $18,450   $12,536   $9,762
           --        --        --        --        --      1,040     1,068     1,031       932      888
       $   --    $   --    $   --    $   --    $   --    $ 33.95   $ 24.34   $ 17.87   $ 13.45   $11.00
           --        --        --        --        --      39.5%     36.2%     32.9%     22.3%    48.6%
           --        --        --        --        --       0.4%      0.8%      0.4%      0.7%       --


       $   --    $   --    $   --    $   --    $   --    $29,608   $20,897   $13,512   $ 8,674   $6,724
           --        --        --        --        --        842       830       722       627      595
       $   --    $   --    $   --    $   --    $   --    $ 35.13   $ 25.14   $ 18.42   $ 13.83   $11.29
           --        --        --        --        --      39.8%     36.5%     33.2%     22.5%    48.9%
           --        --        --        --        --       0.4%      0.8%      0.4%      0.7%       --


       $  314    $   91    $   32    $   24    $   20    $ 1,646   $   920   $   107   $    75   $    2
           20         6         2         2         2         43        34         5         5       --
       $15.96    $14.98    $13.52    $12.05    $10.94    $ 38.36   $ 27.31   $ 19.92   $ 14.88   $12.09
         6.5%     10.8%     12.3%     10.1%      9.4%      40.5%     37.1%     33.9%     23.1%    49.7%
         7.3%      9.0%      7.6%      6.8%        --       0.4%      0.8%      0.4%      0.4%       --


       $   --    $   --    $   --    $   --    $   --    $17,670   $ 9,762   $ 4,671   $ 1,257   $  371
           --        --        --        --        --        447       348       228        82       30
       $   --    $   --    $   --    $   --    $   --    $ 39.42   $ 28.06   $ 20.47   $ 15.29   $12.42
           --        --        --        --        --      40.5%     37.1%     33.8%     23.1%    49.7%
           --        --        --        --        --       0.4%      0.7%      0.3%      0.6%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                        VAN KAMPEN UIF
                                                   U.S. REAL ESTATE--CLASS I
                                     ----------------------------------------------------
                                       2007      2006      2005      2004          2003
                                     ----------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 2 POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 3 POLICIES
Net Assets.........................   $   880   $  354    $   48    $   17        $    4
Units Outstanding..................        40       13         2         1            --
Variable Accumulation Unit Value...   $ 21.94   $26.45    $19.16    $16.37        $12.00
Total Return.......................    (17.1%)   38.0%     17.1%     36.4%         20.0%
Investment Income Ratio............      1.2%     0.9%      0.9%      1.3%            --

GROUP 4 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the funds, provide a reasonable basis for our opinion.

-s- PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 14, 2008

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2007 AND 2006

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2007      2006
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $1,625 in
     2007 and $971 in 2006)...................................  $39,799   $38,529
  Trading securities..........................................       71        12
Equity securities, at fair value
  Available-for-sale..........................................       15        74
  Trading securities..........................................       --        62
Mortgage loans................................................    5,208     4,189
Policy loans..................................................      703       651
Securities purchased under agreements to resell...............      682       377
Other investments.............................................      631       554
                                                                -------   -------
     Total investments........................................   47,109    44,448
Cash and cash equivalents.....................................      893       583
Deferred policy acquisition costs.............................    3,431     3,310
Interest in annuity contracts.................................    4,468     4,240
Amounts recoverable from reinsurer............................    6,601     6,432
Other assets..................................................      869       856
Separate account assets.......................................   19,093    16,579
                                                                -------   -------
     Total assets.............................................  $82,464   $76,448
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $42,795   $41,309
Future policy benefits........................................    2,766     2,087
Policy claims.................................................      183       156
Obligations under structured settlement agreements............    4,468     4,240
Amounts payable to reinsurer..................................    5,379     5,114
Other liabilities.............................................    2,807     2,308
Separate account liabilities..................................   19,093    16,579
                                                                -------   -------
     Total liabilities........................................   77,491    71,793
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    1,410     1,410
Accumulated other comprehensive income........................       95        77
Retained earnings.............................................    3,443     3,143
                                                                -------   -------
     Total stockholder's equity...............................    4,973     4,655
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $82,464   $76,448
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME


                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $  855   $  565   $  138
  Fees-universal life and annuity policies................     601      487      376
  Net investment income...................................   2,578    2,400    2,187
  Net investment losses...................................     (66)     (41)      --
  Net revenue from reinsurance............................     206      214      276
  Other income............................................      36       28       33
                                                            ------   ------   ------
     Total revenues.......................................   4,210    3,653    3,010
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   1,781    1,646    1,488
  Increase in liabilities for future policy benefits......     777      529      155
  Policyholder benefits...................................     204      114       71
  Operating expenses......................................     963      899      865
                                                            ------   ------   ------
     Total expenses.......................................   3,725    3,188    2,579
                                                            ------   ------   ------
  Income before income taxes..............................     485      465      431
  Income tax expense......................................     159      138      138
                                                            ------   ------   ------
NET INCOME................................................  $  326   $  327   $  293
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                  (IN MILLIONS)


                                                                          ACCUMULATED
                                                 ADDITIONAL                  OTHER           TOTAL
                                       CAPITAL     PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                        STOCK      CAPITAL    EARNINGS   INCOME (LOSS)       EQUITY
                                       -------   ----------   --------   -------------   -------------
BALANCE AT JANUARY 1, 2005...........    $25       $1,410      $2,535        $ 653           $4,623
                                                                                             ------
Comprehensive income:
  Net income.........................                             293                           293
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (422)            (422)
                                                                                             ------
  Other comprehensive loss...........                                                          (422)
                                                                                             ------
Total comprehensive loss.............                                                          (129)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2005.........     25        1,410       2,828          231            4,494
                                                                                             ------
Comprehensive income:
  Net income.........................                             327                           327
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (154)            (154)
                                                                                             ------
  Other comprehensive loss...........                                                          (154)
                                                                                             ------
Total comprehensive income...........                                                           173
                                                                                             ------
  Distribution to stockholder........                             (12)                          (12)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2006.........     25        1,410       3,143           77            4,655
                                                                                             ------
  Cumulative effect of changes in
     accounting principles, net of
     income tax (see Note 2).........                             (26)                          (26)
                                         ---       ------      ------        -----           ------
BALANCE AT JANUARY 1, 2007, AS
  ADJUSTED...........................     25        1,410       3,117           77            4,629
                                                                                             ------
Comprehensive income:
  Net income.........................                             326                           326
                                                                                             ------
     Unrealized investment gains, net
       of related offsets,
       reclassification adjustments
       and income taxes..............                                           18               18
                                                                                             ------
  Other comprehensive income.........                                                            18
                                                                                             ------
Total comprehensive income...........                                                           344
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2007.........    $25       $1,410      $3,443        $  95           $4,973
                                         ===       ======      ======        =====           ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2007       2006       2005
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    326   $    327   $    293
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................        34         55         62
     Net capitalization of deferred policy acquisition
       costs............................................      (128)      (248)      (232)
     Annuity and universal life fees....................      (455)      (412)      (375)
     Interest credited to policyholders' account
       balances.........................................     1,781      1,646      1,488
     Net investment losses..............................        66         41         --
     Equity in earnings of limited partnerships.........         1          1         --
     Deferred income taxes..............................         1         52         16
     Net revenue from intercompany reinsurance..........       (45)       (57)       (20)
     Net change in unearned revenue liability...........        30         49         16
     Changes in:
       Other assets and other liabilities...............       (64)         5        (52)
       Reinsurance recoverables and payables............        10         25         76
       Trading securities...............................         9         (1)        32
       Policy claims....................................        27         30        (25)
       Future policy benefits...........................       781        543        156
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     2,374      2,056      1,435
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    12,765     11,100     17,013
     Maturity of available-for-sale fixed maturities....       997      1,337        532
     Sale of equity securities..........................        67         44         39
     Repayment of mortgage loans........................       449        618        459
     Sale of other investments..........................       181         95        329
  Cost of:
     Available-for-sale fixed maturities acquired.......   (15,147)   (15,182)   (20,109)
     Equity securities acquired.........................        (5)       (50)       (10)
     Mortgage loans acquired............................    (1,468)    (1,198)      (978)
     Securities purchased under agreements to resell....      (305)       (90)       (26)
     Other investments acquired.........................      (278)      (262)       (70)
  Policy loans (net)....................................       (51)       (52)       (29)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (2,795)    (3,640)    (2,850)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     5,467      6,183      5,812
     Withdrawals........................................    (4,809)    (4,174)    (2,981)
     Net transfers to the separate accounts.............      (544)      (371)      (254)
  Increase (decrease) in loaned securities..............       642        247       (341)
  Securities sold under agreements to repurchase (net)..         2       (154)      (867)
  Net (paydowns) proceeds from affiliated credit
     agreements.........................................        --         --       (233)
  Net (paydowns) proceeds from debt.....................        (1)         8         --
  Change in book and bank overdrafts....................       (19)        18         21
  Distribution to stockholder...........................        --        (12)        --
  Net distribution to limited partner...................        (7)        --         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....       731      1,745      1,157
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       310        161       (258)
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       583        422        680
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    893   $    583   $    422
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2007, 2006 AND 2005

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


include: i) whether the decline is substantial; ii) the amount of time that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships, limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for by the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Net investment gains and losses on sales are generally computed using the specific identification method.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this special accounting practice. For such consolidated limited partnerships, the unrealized gains and losses from the underlying investments are reported in net investment losses in the accompanying Consolidated Statement of Income. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the VIE. If the Company determines that it stands to absorb a majority of the VIEs expected losses or to receive a majority of the VIEs expected residual returns, or both, the Company would be deemed to be the VIEs "primary beneficiary" and would be required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 3 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. For triparty repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet and approximates fair value.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     DAC for universal life and deferred annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of the DAC asset is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the DAC asset due to unrealized gains or losses is recorded in other comprehensive income.

     DAC for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

     Effective January 1, 2007, the Company adopted a new accounting standard for DAC on internal replacements of certain insurance and investment contracts. See Note 2 -- Recent Accounting Pronouncements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of Statement of Financial Accounting Standards ("SFAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities": (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges are primarily hedges of available-for-sale fixed maturity and equity securities.

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS No. 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but will be reported as changes in other comprehensive income. These changes in fair value will be included in net investment gains and losses of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation," the change in fair value relative to the change in spot rates during the reporting period is

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reclassified and reported with the transaction gain or loss of the asset/liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment losses. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment losses in the accompanying Consolidated Statement of Income.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     Effective January 1, 2007, the Company began recognizing derivatives and embedded derivatives related to beneficial interests in securitized financial instruments. See Note 2 -- Recent Accounting Pronouncements.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note
5 -- Policyholders' Liabilities.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities and sales inducements. Other liabilities consist primarily of securities loaned, amounts payable for undelivered securities, payable to affiliates, net deferred tax liabilities and repurchase agreements.

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premiums so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2007, 2006 and 2005.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note 5 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Note 9 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     Effective January 1, 2007, the Company adopted a new accounting standard for uncertain tax positions. See Note 2 -- Recent Accounting Pronouncements.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2007 and 2006, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2007 and 2006 represent the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the consolidated financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, short-term investments, cash equivalents, mortgage loans and policy loans are reported in Note
2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values for derivatives are reported in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values of repurchase agreements are reported in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies, may in the future, downgrade certain issuers or guarantors of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers or guarantors.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Subprime residential mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles, including using relaxed mortgage underwriting standards that provide for affordable mortgage products. The Company's exposure to subprime residential mortgage lending is through fixed maturity investments that are collateralized by mortgages that have characteristics of subprime lending. These investments are primarily in the form of mortgage-backed securities supported by subprime mortgage loans. The collective market value of these investments is approximately $141 million with an unrealized loss of $3 million. Of the total subprime-related investments, 90% had "AAA" or "AA" credit quality ratings. The Company manages its subprime risk exposure by limiting the Company's holdings in these types of instruments; maintaining high credit quality investments; and performing ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     In July 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN No. 48 on January 1, 2007. The cumulative effect of the adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" -- an amendment of FASB Statements No. 133 and 140." This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This statement also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of SFAS No. 155 did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in "fixed maturities -- trading securities" and totaled $64 million at December 31, 2007.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")." SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under SOP 05-1, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of SOP 05-1 the Company accounted for

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted SOP 05-1 on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     In February 2007, the FASB issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently evaluating the impact of SFAS No. 159 on the Company's consolidated financial statements.

     In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2007 and 2006, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST     FAIR VALUE      COST     FAIR VALUE
------------------                        ---------   ----------   ---------   ----------
Due in one year or less.................   $   171      $   172     $   161      $   162
Due after one year through five years...     8,084        8,185       6,490        6,464
Due after five years through ten years..    12,226       12,166      13,177       13,147
Due after ten years.....................     5,986        6,133       6,233        6,429
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.............................     1,512        1,509       1,522        1,499
  Other mortgage-backed securities......     7,945        7,994       7,538        7,557
  Other asset-backed securities.........     3,597        3,549       3,143        3,131
  Redeemable preferred securities.......        92           91         140          140
                                           -------      -------     -------      -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613      $39,799     $38,404      $38,529
                                           =======      =======     =======      =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                2007
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,984       $ 43         $ 14        $ 3,013
U.S. agencies, state and municipal......       487         55            1            541
Foreign governments.....................       160          9            1            168
Corporate...............................    24,348        513          418         24,443
Mortgage-backed securities..............     7,945        121           72          7,994
Asset-backed securities.................     3,597         28           76          3,549
Redeemable preferred securities.........        92          1            2             91
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613       $770         $584        $39,799
                                           =======       ====         ====        =======




                                                                2006
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,433       $ 18         $ 35        $ 2,416
U.S. agencies, state and municipal......       516         44            4            556
Foreign governments.....................       137          5            *            142
Corporate...............................    24,497        455          365         24,587
Mortgage-backed securities..............     7,538         87           68          7,557
Asset-backed securities.................     3,143         17           29          3,131
Redeemable preferred securities.........       140          2            2            140
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $38,404       $628         $503        $38,529
                                           =======       ====         ====        =======



--------

*    Unrealized loss is less than $1 million

     At December 31, 2007, the Company had no outstanding contractual obligations to acquire additional private placement securities. At 2006, the Company had $32 million in contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     At December 31, 2007, there were no investments in bonds that have been non-income producing for the last twelve months. Investments in bonds that have been non-income producing for the last twelve months totaled $4 million at December 31,2006. These investments have been deemed other than temporarily impaired.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EQUITY SECURITIES

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2007.......................................   $12       $5           $ 2          $15
2006.......................................   $69       $5          $ --          $74


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2007 and 2006 was estimated to be $5,234 million and $4,233 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2007 and 2006, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $106 million and $257 million, respectively, at fixed and floating interest rates ranging from 5.4% to 6.1% in 2007, and fixed and floating interest rates ranging from 3.6% to 7.6% in 2006. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2007               2006
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Residential.................................   $1,322     25.4%   $1,187     28.3%
  Office buildings............................    1,285     24.7%    1,019     24.3%
  Retail facilities...........................      882     16.9%      787     18.8%
  Apartment buildings.........................      895     17.2%      652     15.6%
  Industrial..................................      809     15.5%      514     12.3%
  Other.......................................       15      0.3%       30      0.7%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,448     27.8%   $1,091     26.0%
  Pacific.....................................    1,398     26.8%    1,057     25.2%
  South Atlantic..............................    1,131     21.7%      965     23.1%
  Middle Atlantic.............................      982     18.9%      831     19.8%
  New England.................................      244      4.7%      245      5.9%
  Other.......................................        5      0.1%       --       --
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2007 and 2006 is summarized below (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $7     $6
Additions charged to operations..............................    2      1
                                                                --     --
ENDING BALANCE...............................................   $9     $7
                                                                ==     ==



  OTHER INVESTMENTS

     The components of other investments as of December 31, 2007 and 2006 were as follows (in millions):

                                                              2007   2006
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $191   $220
Collateralized third party loans............................   160    147
Limited partnerships/Limited liability companies............   225    152
Derivatives.................................................    44     25
Real estate.................................................    11     10
                                                              ----   ----
  TOTAL OTHER INVESTMENTS...................................  $631   $554
                                                              ====   ====



     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $10 million and $1 million for the years ended December 31, 2007 and 2006, respectively, and were recorded as a component of other comprehensive income in the accompanying Consolidated Balance Sheet.

     Accumulated depreciation on real estate was $6 million and $5 million for December 31, 2007 and 2006, respectively. Depreciation expense for December 31, 2007, 2006 and 2005 totaled less than $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $125 million and $161 million at December 31, 2007 and 2006, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs it manages is limited to its investment in the CDOs.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant VIEs at December 31, 2007 and 2006 (in millions):

                                                                MAXIMUM
                                                              EXPOSURE TO
                                                                  LOSS
                                                              -----------
                                                              2007   2006
                                                              ----   ----
Asset-backed securitizations................................  $ 25   $ 36
Private placement structured notes..........................    82     86
Other investments:
  Equity in asset-backed securitizations....................    15     23
  Limited partnerships......................................     6     12
                                                              ----   ----
     TOTAL..................................................  $128   $157
                                                              ====   ====



     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary in these VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. The Company's maximum exposure to loss on variable interests in unconsolidated VIEs is limited to the carrying value of the invested assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $4 million and $3 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fixed maturities....................................  $2,308   $2,179   $1,982
Equity securities...................................       8        5        8
Mortgage loans......................................     271      239      206
Policy loans........................................      48       46       44
Other investments...................................      54       32       29
                                                      ------   ------   ------
  Gross investment income...........................   2,689    2,501    2,269
Investment expenses.................................    (111)    (101)     (82)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $2,578   $2,400   $2,187
                                                      ======   ======   ======



     For the years ended December 31, 2007, 2006 and 2005, net investment losses were as follows (in millions):

                                                          2007   2006   2005
                                                          ----   ----   ----
Fixed maturities........................................  $(70)  $(28)   $(3)
Equity securities.......................................     7     (8)     5
Mortgage loans..........................................    (2)    (1)    --
Derivative instruments..................................     5     (6)    (4)
Other investments.......................................    (6)     2      2
                                                          ----   ----    ---
  NET INVESTMENT LOSSES.................................  $(66)  $(41)   $--
                                                          ====   ====    ===



     The net losses on trading securities (both fixed maturities and equity securities) amounted to $4 million for both December 31, 2007 and 2006. For December 31, 2005 the net losses amounted to $12 million. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $100 million, $67 million and $98 million for the years ended December 31, 2007, 2006 and 2005, respectively; and realized losses were $114 million, $100 million and $82 million, respectively.

     Losses from other-than-temporary impairments in fixed maturities (included in net investment losses on fixed maturities above) were $51 million, $3 million and $15 million for the years ended December 31, 2007, 2006 and 2005, respectively. Losses from other-than-temporary impairments in equity securities (included in net investment losses on equity securities above) were less than $1 million for December 31, 2007 and $2 million for December 31, 2006. There were no other-than-temporary impairments on equity securities for December 31, 2005.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2007 and 2006 (in millions):

                                                                  2007
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   86      $  1      $   879      $ 13      $   965      $ 14
  U.S. agencies, state and
     municipal...................      --        --           47         1           47         1
  Foreign governments............      19         1            4         *           23         1
  Corporate......................   3,795       152        7,297       266       11,092       418
  Mortgage-backed securities.....   1,186        34        1,540        38        2,726        72
  Asset-backed securities........   1,212        46          876        30        2,088        76
  Redeemable preferred
     securities..................       1         *           44         2           45         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL FIXED MATURITIES.........   6,299       234       10,687       350       16,986       584
                                   ------      ----      -------      ----      -------      ----
EQUITIES**
  Common stock...................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL EQUITIES.................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $6,304      $236      $10,687      $350      $16,991      $586
                                   ======      ====      =======      ====      =======      ====




                                                                  2006
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $  553       $ 5      $ 1,108      $ 30      $ 1,661      $ 35
  U.S. agencies, state and
     municipal...................      80         1           91         3          171         4
  Foreign governments............      15         *           26         *           41         *
  Corporate......................   3,980        57        9,198       308       13,178       365
  Mortgage-backed securities.....   1,579        12        2,197        56        3,776        68
  Asset-backed securities........     644         4        1,019        25        1,663        29
  Redeemable preferred
     securities..................      10         *           52         2           62         2
                                   ------       ---      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............  $6,861       $79      $13,691      $424      $20,552      $503
                                   ======       ===      =======      ====      =======      ====



--------

    * Unrealized loss is less than $1 million.

   ** At December 31, 2006, there were no unrealized losses for equity securities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007, fixed maturities represented approximately 99% of the Company's total unrealized loss amount, which was comprised of approximately 2,915 different securities. Equity securities comprised the remaining 1% of the Company's unrealized loss amount.

     Fixed maturities that were in an unrealized loss position less than twelve months at December 31, 2007, totaled $234 million or 40% of the Company's unrealized losses for fixed maturities, and securities in an unrealized loss position greater than twelve months totaled $350 million or 60% of the Company's unrealized losses for fixed maturities. Of the total amount of fixed maturities unrealized losses, $426 million or 73% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $158 million or 27% of the Company's total fixed maturities unrealized losses. Change in interest rates, widening of credit spreads, and general market volatility sparked by the subprime credit crisis in 2007 contributed to the increase in the number of securities with fair values below amortized cost and in the amount of unrealized losses as follows:

     U.S. Treasury and U.S. Government Corporations and Agencies. Unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $14 million or 2% of the Company's unrealized losses for fixed maturities, which were spread across 111 securities. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $418 million or 72% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 1,816 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 95% of the security's amortized cost totaled $131 million or 22% of the total unrealized losses for fixed maturities. Corporate spreads widened significantly in the second half of 2007 due to the credit crunch that was sparked by the subprime mortgage crisis. General market volatility, liquidity concerns, a slowing economy and credit deterioration in certain sectors contributed to the unrealized losses. The losses were spread across all industry sectors. The largest sectors with unrealized losses on securities with a fair value below 95% of the security's amortized cost being the Real Estate Investment Trust ($23 million), Finance ($19 million), Banking ($18 million) and Electric Utilities ($16 million). Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $72 million or 12% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to the widening of credit spreads for mortgage securities in response to the subprime credit crisis. These losses are spread across approximately 530 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 95% of the security's amortized cost represented $33 million or 46% of the total unrealized losses on mortgage-backed securities. The majority of the Company's holdings (over 99%) are investment grade and management believes all deals remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. The Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $76 million or 13% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are largely due to the declining market for mortgage related securities in reaction to the subprime credit crisis. These losses are spread across approximately 442 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $50 million or 66% of the total unrealized losses for asset-backed securities. The Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

     The amounts for the years ended December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007    2006    2005
                                                        ----   -----   -----
Net unrealized investment gains, beginning of the
  year................................................  $ 77   $ 231   $ 653
                                                        ----   -----   -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period..............................    41    (217)   (578)
     Less: Reclassification adjustments for gains
       (losses) included in net income................    15      (1)     60
                                                        ----   -----   -----
     Change in net unrealized investment gains
       (losses), net of adjustments...................    26    (216)   (638)
Impact of net unrealized investment gains (losses) on:
  DAC.................................................   (14)     55     201
  Policyholders' account balances and future policy
     benefits.........................................     9       4     (10)
  Other assets (deferred sales inducements)...........    (3)      3      25
                                                        ----   -----   -----
Change in net unrealized investment gains (losses)....    18    (154)   (422)
                                                        ----   -----   -----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR..........  $ 95   $  77   $ 231
                                                        ====   =====   =====



     Net unrealized investment gains (losses) arising during the period reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $22 million, $(117) million and $(311) million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $8 million, less than $(1) million and $32 million, respectively.

     DAC in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(8) million, $29 million and $108 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $5 million, $2 million and $(5) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(1) million, $2 million, and $14 million, respectively.

     The components of net unrealized investment gains reported in other comprehensive income at December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007   2006    2005
                                                        ----   ----   -----
Net unrealized investment gains.......................  $177   $137   $ 473
Impact of net unrealized investment gains on:
  DAC.................................................   (41)   (19)   (103)
  Policyholders' account balance and future policy
     benefits.........................................     9     (5)    (11)
  Other assets (deferred sales inducements)...........     1      5      (1)
  Deferred taxes......................................   (51)   (41)   (127)
                                                        ----   ----   -----
TOTAL NET UNREALIZED INVESTMENT GAINS.................  $ 95   $ 77   $ 231
                                                        ====   ====   =====



NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2007 and 2006 were as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Deferred annuities......................................  $23,950   $23,243
Universal life contracts................................   18,180    17,549
Supplementary contracts without life contingencies......      287       263
Unearned revenue liability..............................      270       245
Other...................................................      108         9
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $42,795   $41,309
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. For deferred annuities, supplementary contracts without life contingencies, and other deposit type contracts, account value approximates fair value.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     Included in other is the fair value of embedded derivatives related to guaranteed minimum accumulation benefits ("GMAB") on deferred annuity contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2007:

PRODUCT                             INTEREST RATE    WITHDRAWAL/SURRENDER CHARGES
-------                             -------------    ----------------------------
Deferred annuities................  2.25% to 8.00%   Surrender charges 0% to
                                                     10% for up to 10 years.
Universal life contracts..........  3.05% to 5.76%   Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%            No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2007 and 2006 were as follows (in millions):

                                                             2007     2006
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  968   $1,055
  Other life..............................................      75       66
                                                            ------   ------
       Total life insurance...............................   1,043    1,121
Individual and group payout annuities.....................   1,680      927
Other contract liabilities................................      43       39
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $2,766   $2,087
                                                            ======   ======



     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2007:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------               -------------           -----------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level
  Taiwan business-                 estimates at time of                            premium reserve
  100% coinsured                   policy issuance with                            taking into
                                   provision for adverse                           account death
                                   deviations ("PAD").                             benefits, lapses
                                                                                   and maintenance
                                                                                   expenses with
                                                                                   PAD.
Individual and group payout        Based upon best         4.30% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a
                                   PAD.                                            rate expected at
                                                                                   issue with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2007 and 2006, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greater of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2007 and 2006 for GMDB and GMAB ($ in millions):

                                                                  2007
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,635            $1,808           $13,989
Net amount at risk......................       $   11            $    5           $   168
Average attained age of
  contractholders.......................           56                --                56



                                                                  2006
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,962            $1,281           $13,456
Net amount at risk......................       $   16            $    1           $   177
Average attained age of
  contractholders.......................           56                --                56


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2005...........................   $23    $ 3    $ 26
  Incurred guarantee benefits........................    12      6      18
  Paid guarantee benefits............................    (5)    --      (5)
                                                        ---    ---    ----
Balance at December 31, 2005.........................    30      9      39
  Incurred guarantee benefits........................     4     (2)      2
  Paid guarantee benefits............................    (3)    --      (3)
                                                        ---    ---    ----
Balance at December 31, 2006.........................    31      7      38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                        ---    ---    ----
BALANCE AT DECEMBER 31, 2007.........................   $42    $72    $114
                                                        ===    ===    ====



     For GMAB, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 0.77% to 7.50% for 2007 and 7.02% to 7.24% for 2006.

     - Volatility assumption was 14.62% for 2007 and 14.58% for 2006.

     - Mortality was assumed to be 91%, and 93% of the A2000 table for 2007 and 2006, respectively.

     - Lapse rates vary by contract type and duration and range from 0.5% to 30%, with an average of 12% for 2007, and 0% to 18%, with an average of 8% for 2006.

     - Discount rates ranged from 5.26% to 7.61% for 2007 and 6.01% to 7.61% for 2006.

     GMABs are considered to be derivatives under SFAS No. 149, and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income.

     The following table presents the aggregate fair value of assets at December 31, 2007 and 2006, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2007               2006
                                              ----------------   ----------------
INVESTMENT FUND OPTION:                         GMDB     GMAB      GMDB     GMAB
-----------------------                       -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 9,326   $1,169   $ 8,897   $  918
  Fixed income..............................    2,148      184     2,413      173
  Balanced..................................    2,063      162     1,830      110
General Account.............................    5,087      293     4,278       80
                                              -------   ------   -------   ------
     TOTAL..................................  $18,624   $1,808   $17,418   $1,281
                                              =======   ======   =======   ======



  SOP 03-1 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-1 provides guidance for calculating additional liabilities for contracts with certain insurance benefit features. These certain insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, SOP 03-1 primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an insurance benefit feature to be the excess of expected mortality over all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table summarizes the SOP 03-1 liability for individual life products reflected in the general account in future policy benefits at December 31, 2007 and 2006 (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $23    $15
Net liability increase.......................................     6      8
                                                                ---    ---
Ending balance...............................................   $29    $23
                                                                ===    ===



NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains nineteen separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2007 and 2006 are as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Registered..............................................  $18,340   $16,204
Non-registered..........................................      753       375
                                                          -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.........................  $19,093   $16,579
                                                          =======   =======



NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Balance at beginning of year........................  $3,310   $2,978   $2,437
  Cumulative effect of change in accounting
     principle, pre tax (SOP 05-1)..................      15       --       --
                                                      ------   ------   ------
  Balance at beginning of year, as adjusted.........   3,325    2,978    2,437
  Current year additions............................     560      593      572
  Amortized during year.............................    (432)    (345)    (340)
                                                      ------   ------   ------
  Balance at end of year before related
     adjustments....................................     128      248      232
  Adjustment for change in unrealized investment
     gains..........................................     (22)      84      309
                                                      ------   ------   ------
  BALANCE AT END OF YEAR............................  $3,431   $3,310   $2,978
                                                      ======   ======   ======



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Balance at beginning of year...........................  $228   $230   $195
  Cumulative effect of change in accounting principle,
     pre-tax (SOP 05-1)................................     6     --     --
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   234    230    195
  Current year additions...............................    90     37     30
  Amortized during year................................   (48)   (44)   (34)
  Adjustment for change in unrealized investment
     gains.............................................    (4)     5     39
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $272   $228   $230
                                                         ====   ====   ====



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

NOTE 8 -- INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Current:
  Federal..............................................  $154   $ 85   $119
  State and local......................................     4      1      3
                                                         ----   ----   ----
                                                          158     86    122
Deferred:
  Federal..............................................     1     52     16
                                                         ----   ----   ----
INCOME TAX EXPENSE.....................................  $159   $138   $138
                                                         ====   ====   ====



     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2007 and 2006 are as follows (in millions):

                                                              2007    2006
                                                             ------   ----
Deferred tax assets:
  Future policyholder benefits.............................  $  669   $623
  Employee and agents benefits.............................      61     62
  Other....................................................      16      1
                                                             ------   ----
     Gross deferred tax assets.............................     746    686
                                                             ------   ----
Deferred tax liabilities:
  DAC......................................................     964    952
  Investments..............................................      60     44
                                                             ------   ----
     Gross deferred tax liabilities........................   1,024    996
                                                             ------   ----
       NET DEFERRED TAX LIABILITY..........................  $  278   $310
                                                             ======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2007, 2006 and 2005:

                                                       2007      2006      2005
                                                       ----      ----      ----
Statutory Federal income tax rate....................  35.0%     35.0%     35.0%
Tax exempt income....................................  (4.7)%    (4.9)%    (3.8)%
Audit liability provision............................   2.8%       --       0.5%
Other................................................  (0.3)%    (0.3)%     0.3%
                                                       ----      ----      ----
EFFECTIVE TAX RATE...................................  32.8%     29.8%     32.0%
                                                       ====      ====      ====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2007 and 2006, the Company had recorded an income tax (payable)/receivable from New York Life of $(95) million and $5 million, respectively, included in other liabilities and other assets in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and has begun auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2007 is as follows (in millions):

                                                                   TOTAL
                                                               UNRECOGNIZED
                                                               TAX BENEFITS
                                                               ------------
BALANCE AT JANUARY 1, 2007 (DATE OF ADOPTION OF FIN NO. 48)..      $ 94
Reductions for tax positions of prior years..................        (1)
Additions for tax positions of current year..................        14
                                                                   ----
BALANCE AT DECEMBER 31, 2007.................................      $107
                                                                   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate is $42 million. The Company classifies interest and penalties related to tax uncertainties as income tax expense. Total interest and penalties for the year ended December 31, 2007 aggregated $10 million and is included in income tax expense in the accompanying Consolidated Statement of Income. At December 31, 2007, the Company had accrued $33 million of liabilities for tax-related interest, which is reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention. Currently the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 72% and 69% of the reinsurance ceded to non-affiliates at December 31, 2007 and 2006, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to Creditworthiness of the Obligor under those Instruments", the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $4 million and $3 million for December 31, 2007 and 2006, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $1 million, $3 million and $0 million for the year ended December 31, 2007, 2006 and 2005, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the year ended December 31, 2007, 2006 and 2005, $44 million, $54 million and $20 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  317   $  341   $  387
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  204   $  210   $  266
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  110   $  130   $  117
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,455   $5,238   $5,020
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,349   $5,089   $4,821
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                        2007    2006    2005
                                                        ----   ------   ----
Amounts recoverable from reinsurer....................  $968   $1,055   $961
Premiums ceded........................................  $121   $  158   $127
Benefits ceded........................................  $214   $   81   $ 69


     The effects of all reinsurance for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Premiums:
  Direct............................................  $  976   $  723   $  265
  Assumed...........................................       1        1        1
  Ceded.............................................    (122)    (159)    (128)
                                                      ------   ------   ------
Net premiums........................................  $  855   $  565   $  138
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  515   $  509   $  530
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  206   $  214   $  276
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  522   $  350   $  312
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   11   $    8   $   10
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,601   $6,432   $6,090
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,379   $5,114   $4,844
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate and equity options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold is lowered with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     The following table presents the notional and fair value of derivative financial instruments for the years ended December 31, 2007 and 2006 (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Interest rate swaps...........................   $ 1,183    $ 12    $ 2,549    $11
Currency swaps................................       129     (14)       101     (5)
Equity options................................       315      19        315     11
Interest rate options.........................    19,050      27      9,500      8
Credit default swaps..........................         1      --         --     --
                                                 -------    ----    -------    ---
  TOTAL.......................................   $20,678    $ 44    $12,465    $25
                                                 =======    ====    =======    ===



     The notional and fair value amounts by type of hedge designation for the years ended December 31, 2007 and 2006 is as follows (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Fair value hedges.............................   $    --    $--     $    --    $--
Cash flow hedges..............................       245     --         242      4
Non-qualifying derivatives....................    20,433     44      12,223     21
                                                 -------    ---     -------    ---
  TOTAL.......................................   $20,678    $44     $12,465    $25
                                                 =======    ===     =======    ===



     For the years ended December 31, 2007 and 2006, there were no net investment (losses) gains related to the ineffective portion of fair value hedges.

     During 2007 and 2006, there were no fair value hedges that discontinued hedge accounting treatment due to ineffectiveness.

     Presented below is a roll forward of the components of other comprehensive
(loss) income before taxes related to cash flow hedges (in millions):

                                                           2007   2006   2005
                                                           ----   ----   ----
Other comprehensive income balance at the beginning of
  the year...............................................   $ 2    $ 7    $ 8
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges..................    (5)    (7)    (1)
Losses (gains) reclassified to net income................     1      2     --
                                                            ---    ---    ---
Other comprehensive (loss) income balance at the end of
  the year...............................................   $(2)   $ 2    $ 7
                                                            ===    ===    ===



     The ineffective portion of cash flow hedges was less than $1 million for the years ended December 31, 2007, 2006, and 2005. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

SFAS No. 149. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For cash flow hedges, the estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2007 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $(1) million.

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate corridor and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses. For the years ended December 31, 2007, 2006 and 2005, the Company included in net investment losses in the accompanying Consolidated Statement of Income $16 million, $(6) million and $(3) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

     As of December 31, 2007 and 2006, there were no embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company has received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $6 million, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2007 and 2006, $1,625 million and $971 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2007 and 2006, the Company recorded cash collateral received under these agreements of $1,656 million and $1,014 million, respectively, and established a

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2007 and 2006, respectively.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2007 and 2006, the Company had agreements to purchase and resell securities totaling $682 million and $377 million at an average coupon rate of 4.20% and 5.26%, respectively. At December 31, 2007, the Company had agreements to sell and repurchase securities totaling $2 million at an average coupon rate of 4.50%. At December 31, 2006, the Company did not have any agreements to sell and repurchase securities. Under these agreements to sell and repurchase, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability reported in the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $629 million, $624 million and $590 million for the years ended December 31, 2007, 2006 and 2005, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. The Company's share of expenses associated with the lease of the aircraft was $1 million for each of the years ended December 31, 2007, 2006 and 2005. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2007, 2006 and 2005, the total cost for these services amounted to $41 million, $40 million and $37 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2007, 2006 and 2005 of $17 million, $15 million, and $13 million, respectively.

     At December 31, 2007 and 2006, the Company had a net liability of $197 million and $239 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2007 and 2006, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,468 million and $4,240 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.37%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2007 and 2006, the amount of outstanding reserves on these contracts included in future policy benefits was $184 million and $183 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $111 million, $92 million and $86 million, for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2007 or December 31, 2006.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2007 and 2006, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2007 and 2006 there was no outstanding balance due to Capital Corporation. Interest expense for 2007, 2006 and 2005 was $1 million, $5 million, and $2 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2007 and 2006, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2007, 2006 and 2005.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $15 million, $14 million and $17 million for the years ended December 31, 2007, 2006 and 2005, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, the Company recorded liabilities of approximately $2,305 million and $2,135 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, policyholders' account balances and separate account liabilities related to these policies aggregated $313 million and $305 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2007, 2006 and 2005, the Company recorded commission and fee expense to NYLINK agents of $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $146 million, $78 million and $85 million during 2007, 2006 and 2005, respectively.

     Total interest paid was $17 million, $18 million and $19 million during 2007, 2006 and 2005, respectively.

     Non-cash investing transactions were $4 million, $35 million and $13 million for the years ended December 31, 2007, 2006 and 2005, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2007 and 2006, statutory stockholder's equity was $2,650 million and $2,324 million, respectively. Statutory net income for the years ended December 31, 2007, 2006 and 2005 was $289 million, $252 million and $231 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend in 2007. The Company declared and paid a $12 million dividend to its sole shareholder New York Life for December 31, 2006. As of December 31, 2007, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,215 million. The maximum amount of dividends that may be paid in 2008 without prior approval is $348 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP

New York, New York
March 19, 2008

                            PART C. OTHER INFORMATION

ITEM 26.         EXHIBITS

                 Board of Directors Resolution


(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate
                 Account - I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.


(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.



(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.


(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)              Contracts.


(d)(1) Form of Policy for Variable Universal Life Insurance 2000 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 5/26/99 and incorporated herein by reference.



(d)(2) Accidental Death Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.



(d)(3) Monthly Deduction Waiver Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(b) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.



(d)(4) Supplementary Term Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(c) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.



(d)(5) Guaranteed Minimum Death Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (5)(d) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.


(d)(6) Term Insurance on Other Covered Insured Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(e) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(7) Children's Insurance Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(f) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(8) Guaranteed Insurability Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(9) Living Benefits Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(10) Insurance Exchange Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(11) Spouse's Paid-Up Insurance Purchase Option Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.


(d)(12) Life Extension Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(k) to Registrant's Post Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.

(d)(13)          Form of Policy for Variable Universal Life 2000 Policies (No.
                 302-90) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(l) to Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.

(d)(14) Upromise Account Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(e)              Applications.


(e)(1) Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit l.(10) to
                 Post Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


(f)              Depositor's Certificate of Incorporation and By-Laws.


(f)(1) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.



(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.



(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.


(g)              Reinsurance Contracts.

(g)(1) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(2) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(3) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(3) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(4) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(4) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(g)(5) Specimen Faculative Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(5) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)              Participation Agreements.


(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(7) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                 Exhibit 1.(9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



(h)(8) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.



(h)(9) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.



(h)(10) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.


(h)(11) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(12) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.


(h)(13) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.


(h)(14) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.


(h)(15) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 5/20/03 and incorporated herein by reference.



(h)(16) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.



(h)(17) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.



(h)(18) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.


(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.



(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.



(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.



(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.



(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.



(i)(7) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3-to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.


(i)(8) Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.


(i)(9) Form of Administrative and Shareholder Services Letter of Agreement dated 1/15/98 between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Registrant's Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.


(i)(10) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.



(i)(11)          Administrative Service Agreement between Morgan Stanley & Co.
                 Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit i (15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.



(i)(12) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC -Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.



(i)(l3) Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.



(i)(14) Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc.
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.



(i)(15) Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.


(j)              Other Material Contracts.


(j)(1) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(2) Powers of Attorney for Christopher O. Blunt, Director and Senior Vice President and Chief Operating Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(3) Powers of Attorney for Frank M. Boccio, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(4) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(5) Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(6) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(7) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(8) Powers of Attorney for Arthur H. Seter, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(9) Powers of Attorney for Michael E. Sproule, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(10) Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(j)(11) Powers of Attorney for Seymour Sternberg, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(k)              Legal Opinion.



                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.

(l)              Actuarial Opinion.


                 Opinion and Consent of Douglas B. Lubliner, Actuary - Filed herewith.




(m)              Calculation.


                 Sample Calculation of Illustrations - Filed herewith.


(n)              Other Opinions.

(n)(1)           Consent of PricewaterhouseCoopers LLP - Filed herewith.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.

                 Memorandum Describing NYLIAC's Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                                         Title:
-----                                         ------
Theodore A. Mathas                            Chairman and President
Scott L. Berlin                               Director and Senior Vice President in charge of Individual Life
Christopher O. Blunt                          Director, Senior Vice President and Chief Operating Officer
Frank M. Boccio                               Director and Senior Vice President
Solomon Goldfinger                            Director and Senior Vice President
John R. Meyer                                 Director and Senior Vice President
Joel M. Steinberg                             Director, Senior Vice President and Chief Financial Officer
Arthur H. Seter                               Director
Michael E. Sproule                            Director
Seymour Sternberg                             Director
Gary E. Wendlandt                             Senior Executive Vice President
Eileen T. Slevin                              Senior Vice President and Chief Information Officer
John A. Cullen                                Senior Vice President
Tony H. Elavia                                Senior Vice President
Thomas F. English                             Senior Vice President and General Counsel
Melvin J. Feinberg                            Senior Vice President
Robert J. Hebron                              Senior Vice President
Barbara McInerney                             Senior Vice President in charge of Corporate Compliance
Gary J. Miller                                Senior Vice President
Anthony Malloy                                Senior Vice President
Michael M. Oleske                             Senior Vice President and Tax Counsel
Frank J. Ollari                               Senior Vice President
Paul Pasteris                                 Senior Vice President in charge of Retirement Income
Robert D. Rock                                Senior Vice President and Chief Investment Officer
Eric S. Rubin                                 Senior Vice President
Richard C. Schwartz                           SVP and Senior Investment Manager for Derivative Transactions
Stephen N. Steinig                            Senior Vice President and Chief Actuary (also designated Appointed Actuary)
Mark W. Talgo                                 Senior Vice President
Sara Badler                                   First Vice President and Deputy General Counsel
Patricia Barbari                              First Vice President
Joseph Bennett                                First Vice President
Michael J. Oliviero                           First Vice President - Tax
Angelo J. Scialabba                           First Vice President and Controller
Gary W. Scofield                              First Vice President and Deputy Chief Actuary
Thomas J. Troeller                            First Vice President and Actuary
Stephen A. Bloom                              Vice President and Chief Underwriter
David Boyle                                   Vice President
William J. Burns                              Vice President
Karen E. Dann                                 Vice President
Kathleen A. Donnelly                          Vice President
Robert J. Hynes                               Vice President
Minas C. Joannides                            Vice President and Medical Director
Mario Lazzaro                                 Vice President
Edward P. Linder                              Vice President
Brian C. Loutrel                              Vice President
Catherine A. Marrion                          Vice President and Secretary
Corey B. Multer                               Vice President
Marijo F. Murphy                              Vice President
Jacqueline A. O'Leary                         Vice President
Nicholas Pasyanos                             Vice President and  Actuary (also designated Illustration Actuary)
Linda M. Reimer                               Vice President and Associate General Counsel
Andrew N. Reiss                               Vice President - National Sales Manager
Janis C. Rubin                                Vice President
Irwin Silber                                  Vice President and Actuary
James R. Vavra                                Vice President
Robin Wagner                                  Vice President
Elaine Williams                               Vice President
Richard J. Witterschein                       Vice President and Assistant Treasurer
Robert Ziegler                                Vice President
Richard W. Zuccaro                            Vice President - Tax

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                  Jurisdiction of   Percent of Voting
Name                                              Organization      Securities Owned
Eclipse Funds Inc.(1)                             Maryland

Eclipse Funds(1)                                  Massachusetts

The MainStay Funds(1)                             Massachusetts

McMorgan Funds(1)                                 Delaware

MainStay VP Series Fund, Inc.(1)(2)               Maryland

New York Life Insurance and Annuity Corporation   Delaware

     Tribeca Holdings II LLC                      Delaware

     Bluewater Holdings II LLC                    Delaware

     Gramercy Holdings II LLC                     Delaware

     Pacific Square Investments LLC               Delaware

NYLIFE LLC                                        Delaware
     Eagle Strategies LLC.                        Delaware

--------


         (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

--------
(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                         Jurisdiction of   Percent of Voting
Name                                     Organization      Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation   Delaware
     Monetary Research Ltd.              Bermuda
     NYL Management Limited              United Kingdom
     NYLUK I Company                     United Kingdom

         NYLUK II Company                United Kingdom
             Gresham Mortgage            United Kingdom
             W Construction Company      United Kingdom
             WUT                         United Kingdom
             WIM (AIM)                   United Kingdom
     New York Life Trust Company         New York
     NYL Executive Benefits LLC          Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware

     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of              Percent of Voting
Name                                                                   Organization                 Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
         NYLIM Mezzanine Partners II GenPar GP, LLC                    Delaware
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
         NYLIM Fund II GP, LLC                                         Delaware
         NYLIM European Equity Market Neutral Fund GP, LLC             Delaware
         NYLIM Asian Equity Market Neutral Fund GP, LLC                Delaware
         NYLIM U.S. Large-Cap Core 130/30 Fund GP, LLC                  Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                        99.95%
              Operadora FMA, S.A. de C.V.                              Mexico                           99%
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                         49%
        Siam Commercial New York Life Insurance Public Company         Thailand                      47.33%
        Limited
        NYL Data Center Limited                                        Thailand                      99.97%
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                        90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                        90%
    New York Life International Holdings Limited                       Mauritius                        75%
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                       99.995%
        Centro de Capacitacion Monterrey, A.C.                         Mexico                       99.791%
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC                                                     Delaware
NYL Wind Investments LLC                                               Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China       50%
Tribeca Holdings I LLC                                                 Delaware
Bluewater Holdings I LLC                                               Delaware
Gramercy Holdings I LLC                                                Delaware
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-O31 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
NYMH-Plano GP, LLC                                                     Delaware
NYMH-Freeport GP, LLC                                                  Delaware
NYMH-Ennis GP, LLC                                                     Delaware
NYMH-San Antonio GP, LLC                                               Delaware
NYMH-Taylor GP, LLC                                                    Delaware
NYMH-Stephenville GP, LLC                                              Delaware
NYMH-Farmingdale New York, NY LLC                                      Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware

ITEM 29.          INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Stephen P. Fisher                   Manager, President and Chief Operating Officer
Christopher O. Blunt                Manager and Executive Vice President, Life and Annuity Distribution
Robert E. Brady                     Manager and Managing Director, Operations
John A. Cullen                      Manager
Barry A. Schub                      Manager
Scott L. Berlin                     Executive Vice President, Non-COLI Variable Life Distribution
Robert J. Hebron                    Executive Vice President, COLI Distribution
John R. Meyer                       Executive Vice President, Variable Annuity and Agency Mutual Funds
                                    Distribution
Thomas A. Clough                    Senior Managing Director, Retirement Services
Barbara McInerney                   Senior Managing Director, Compliance
Alison H. Micucci                   Senior Managing Director, Compliance
Donald A. Salama                    Senior Managing Director, Retirement Services
Michael D. Coffey                   Managing Director, Mutual Funds - NYIM Product Distribution
Philip L. Gazzo                     Managing Director, Mutual Funds - Outside Broker-Dealer Distribution
Mark A. Gomez                       Managing Director and Chief Compliance Officer
Joseph J. Henehan                   Managing Director, Retirement Services
Edward P. Linder                    Managing Director, Variable Annuity and Agency Mutual Funds
                                    Distribution
Marguerite E. H. Morrison           Managing Director and Secretary
Christopher V. Parisi               Managing Director, Mutual Funds National Sales
Stephen C. Fiacco                   Director, Mutual Funds - Outside Broker Dealer Distribution
Jennifer D. Tarsney                 Director, National Accounts
Marianna Wekow                      Director, National Accounts
Albert W. Leier                     Vice President - Financial Operations and Treasurer
David F. Boyle                      Vice President, COLI Wholesaling
Karen E. Dann                       Vice President, Variable Annuity Key Accounts - Bank Distribution
John J. Ogara                       Vice President, Variable Life Wholesaling - Agency Distribution
Mark L. Gudelski                    Vice President, National Accounts
Linda M. Howard                     Vice President, Compliance
Robert F. Meredith                  Vice President, Variable Annuity and Mutual Funds Wholesaling - Agency
                                    Distribution
Andrew N. Reiss                     Vice President, Variable Annuity Wholesaling - Bank Distribution
John Vaccaro                        Vice President, Compliance
James R. Vavra                      Vice President, Non-COLI Variable Life Wholesaling - Outside Distribution
Richard W. Zuccaro                  Vice President, Tax

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-

ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32.          MANAGEMENT SERVICES.

                  Not applicable.

ITEM 33.          FEE REPRESENTATION.

      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Variable Universal Life 2000 Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                    SIGNATURES


      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 15th day of April, 2008.


                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ MARIO LAZZARO
                                                   -----------------------------
                                                   Mario Lazzaro
                                                   Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ MARIO LAZZARO
                                                   -----------------------------
                                                   Mario Lazzaro
                                                   Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Christopher O. Blunt*          Director

     Frank M. Boccio*               Director

     Solomon Goldfinger*            Director

     Theodore A. Mathas*            Chairman and President (Principal Executive Officer)

     John R. Meyer*                 Director

     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director and Chief Financial Officer

     Seymour Sternberg*             Director

By:      /s/ MARIO LAZZARO
      ----------------------------------
      Mario Lazzaro
      Attorney-in-Fact
      April 15, 2008



*  Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX


Exhibit
Number           Description
------           -----------
(k)              Opinion and Consent of Thomas F. English, Esq.

(l)              Opinion and Consent of Douglas B. Lubliner, Actuary.

(m)              Sample Calculation of Illustrations.

(n)(1)           Consent of PricewaterhouseCoopers LLP.
